Oppenheimer Strategic Income Fund
NYSE Ticker Symbols
Class A	OPSIX
Class B	OPSGX
Class C	OSICX
Class N	OSINX
Class Y	OSIYX
Prospectus dated January 28, 2010
Oppenheimer Strategic Income Fund is a mutual fund that seeks high current income by investing mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities, and lower-grade, high-yield securities of U.S. and foreign companies.

     This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Inside Front Cover

To Summary Prospectus

THE FUND SUMMARY

Investment Objective.  The Fund seeks high current income by investing mainly in debt securities.

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $50,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 27 of the prospectus and in the sections "How to Buy Shares" beginning on page 57 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%
Disribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	n/a
Other Expenses	0.20%	0.37%	0.21%	0.45%	0.27%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.99%	1.91%	1.75%	1.49%	0.81%
Fee Waiver and Expense Reimbursement*	0.00%	0.00%	0.00%	(0.07)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.99%	1.91%	1.75%	1.42%	0.81%

* The Fund's transfer agent has voluntarily agreed to limit its fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn after one year from the date of this prospectus.

Examples. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$572	$777	$999	$1,636	$572	$777	$999	$1,636
Class B Shares	$696	$906	$1,241	$1,787	$196	$606	$1,041	$1,787
Class C Shares	$279	$556	$957	$2,080	$179	$556	$957	$2,080
Class N Shares	$246	$467	$812	$1,786	$146	$467	$812	$1,786
Class Y Shares	$83	$260	$451	$1,006	$83	$260	$451	$1,006

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests mainly in debt securities of issuers in three market sectors: Foreign governments and companies, U.S. Government securities, and lower-grade, high-yield securities of U.S. and foreign companies (commonly referred to as "junk bonds").  A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due.

     Under normal market conditions, the Fund invests in each of the three market sectors. However, it is not required to invest in all three sectors at all times, and the amount of its assets in each of the three sectors will vary. The Fund can invest up to 100% of its assets in any one sector at any time. The Fund's foreign investments may include debt securities of issuers in both developed and emerging markets. The Fund has no limitations regarding the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

     The Fund's investments typically include foreign and U.S. Government bonds and notes, collateralized mortgage obligations (CMOs), other mortgage-related securities, corporate debt obligations, including lower-grade, high-yield domestic and foreign corporate debt obligations, "structured" notes, participation interests in loans, investments in loan pools, asset-backed securities and "zero coupon" and "stripped" securities.

     The Fund can invest in investment grade or lower-grade, high-yield debt securities. "Investment grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Fund may also invest in unrated securities, in which case the portfolio managers may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. Although the Fund normally invests a substantial portion of its assets in lower-grade, high-yield debt securities, it can buy investment-grade debt securities without limit.

     The Fund may also use derivatives for investment purposes or hedging, including options, futures, forward contracts, swaps and "structured" notes.

     The portfolio managers analyze the overall investment opportunities and risks among the three market sectors in which the Fund invests and seek to moderate the special risks of investing in lower-grade, high-yield debt instruments and foreign securities by building a broadly diversified portfolio. The Fund's diversification strategies are intended to help reduce share price volatility while seeking current income. The portfolio managers currently focus on securities offering high current income, securities whose market prices tend to move in different directions (to seek overall portfolio diversification), and relative values among the three market sectors in which the Fund invests. These factors may vary in particular cases and may change over time. The Fund may sell securities that the portfolio managers believe are no longer favorable with regard to these factors.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, the issuers of debt securities may prepay principal more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

        Special Risks of Lower-Grade Securities. Lower-grade securities may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

Because the Fund can invest without limit in lower-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

     Fixed-Income Market Risks. Developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Sector Allocation Risk. In allocating investments among its three principal market sectors, the Fund seeks to take advantage of the potential lack of performance correlation between those sectors. There is the risk that the evaluations regarding the sectors' relative performance may be incorrect and those sectors may all perform in a similar manner under certain market conditions.

Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. These risks may be greater for investments in developing or emerging market countries.

     Foreign Currency Risk. Fluctuations in foreign currency values will result in fluctuations in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

     The portfolio managers seek to actively manage foreign currency exposure both to help reduce risk and to seek to enhance return.

     Special Risks of Developing and Emerging Markets.  Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of companies in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in companies in developing or emerging market countries may be considered speculative.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking high current income from a fund that invests in a variety of domestic and foreign debt securities, including government and lower-grade debt securities. Those investors should be willing to assume the greater risks of short-term share price fluctuations and the special credit risks that are typical for a fund that invests mainly in lower-grade fixed-income securities and foreign securities. The Fund does not seek capital appreciation. The Fund is not designed for investors needing an assured level of current income. The Fund is intended to be a long-term investment. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at: https://www.oppenheimerfunds.com/fund/investors/overview/StrategicIncomeFund.

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 11.79% (2nd qtr 09) and the lowest return was -11.16% (4th qtr 08).  For the period from January 1, 2009 to December 31, 2009, the cumulative return before taxes was 22.09%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 10-16-89)
Return Before Taxes	16.29%	3.53%	5.83%
Return After Taxes on Distributions	13.60%	1.30%	3.25%
Return After Taxes on Distributions and Sale of Fund Shares	10.41%	1.69%	3.38%
Class B Shares (inception 11-30-92)	15.92%	3.37%	5.87%
Class C Shares (inception 5-26-95)	19.87%	3.75%	5.54%
Class N Shares (inception 3-1-01)	20.23%	4.10%	6.11%
Class Y Shares (inception 1-26-98)	22.18%	4.85%	6.56%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
(reflects no deduction for fees, expenses or taxes)			5.57%[1]
Citigroup World Government Bond Index	2.55%	4.51%	6.63%
(reflects no deduction for fees, expenses or taxes)			7.37%[1]

1. From 02/28/01

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Arthur P. Steinmetz, the lead portfolio manager, has been a Vice President of the Fund since May 2003 and portfolio manager since October 1989. Krishna Memani, Joseph Welsh and Caleb Wong have been Vice Presidents and portfolio managers of the Fund since April 2009.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased through a financial intermediary or the Distributor or redeemed through a financial intermediary or the transfer agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 800.225.5677. Share transactions may be paid by check, by Federal funds wire or directly from or into your bank account. The Fund also offers a checkwriting privilege.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RISKS. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

DEBT SECURITIES. The Fund may invest in debt securities, including: U.S. and foreign government bonds and notes, collateralized mortgage obligations and other mortgage-related securities, asset-backed securities, participation interests in loans, investments in loan pools, "structured" notes, corporate debt obligations including lower-grade, high-yield domestic and foreign corporate debt obligations, and "zero-coupon" and "stripped" securities.

Debt securities may be subject to the following risks:

  Interest Rate Risk. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change.

       The Fund may also buy "zero-coupon" or "stripped" securities, which may be particularly sensitive to interest rate changes.  Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will prepay the loans that underlie these securities more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. Securities directly issued by the U.S. Treasury and certain agencies that are backed by the full faith and credit of the U.S. Government have relatively little credit risk, and other U.S. Government securities generally have lower credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

Credit Quality.  The Fund may invest in securities that are rated or unrated. "Investment grade" securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's Ratings Services. "Lower-grade" securities are those that are rated below those categories. While securities rated "Baa" by Moody's or "BBB" by S&P are considered "investment grade," they may also have some speculative characteristics.

        Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business and economic factors affecting issuers as well. The ratings definitions of the principal ratings organizations are included in Appendix B to the Statement of Additional Information.

     Because the Fund may purchase securities that are not rated by any nationally recognized statistical rating organization, the Manager may internally assign ratings to certain of those securities, after assessing their credit quality, in categories equivalent to those of nationally recognized statistical rating organizations. However, the Manager's rating does not constitute a guarantee of the credit quality. In evaluating the credit quality of a particular security, whether rated or unrated, the Manager will normally take into consideration a number of factors. Unrated securities also are considered investment-grade or below-investment grade if judged by the Manager to be comparable to rated investment-grade or below-investment grade securities. Some unrated securities may not have an active trading market, which means that the Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities. The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.

Some securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example, obligations issued by the Federal Home Loan Banks). On September 7, 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship and certain government agencies have announced commitments to purchase mortgage-backed securities and other obligations from those companies, some of which commitments extend through the first quarter of 2010. The U.S. Department of Treasury also entered into a secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth.

     U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States Government for payment of interest and repayment of principal and have relatively little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

     Mortgage-Related Government Securities. Mortgage-related government securities include interests in pools of residential or commercial mortgages, in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Mortgage-related U.S. Government securities may be issued in different series, each having different interest rates and maturities.

Mortgage-related securities that are U.S. Government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. Government agency. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to prepayment and extension risks.

Private-Issuer Securities. The Fund can also invest in securities issued by private issuers, such as banks, savings and loans, and other entities, including mortgage-related securities. Securities issued by private issuers are subject to greater credit risks than U.S. Government securities.

     Mortgage-Related Private Issuer Securities. Primarily these investments include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.  Private-issuer mortgage-backed securities may include loans on residential or commercial properties.

Mortgage-related securities issued by private issuers are not U.S. Government securities, which makes them subject to greater credit risks. Private issuer securities are subject to the credit risks of the issuers as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk. The market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, other assets or receivables. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, other assets or receivables that make up the pool. The trust or other issuer passes the income from the underlying pool to the investor. Neither the Fund nor the Manager selects the loans or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. Certain asset-backed securities are subject to prepayment and extension risks.

Forward Rolls. The Fund can enter into "forward roll" transactions (also referred to as "mortgage dollar rolls") with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund will bear the risk that the market value of the securities might decline below the price at which the Fund is obligated to repurchase them or that the counterparty might default in its obligations.

A substantial portion of the Fund's assets may be subject to forward roll transactions at any given time.

Zero-Coupon Securities. The Fund may invest in "zero-coupon" securities, which pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Interest rate changes generally cause greater fluctuations in the prices of zero-coupon securities than in interest-paying securities of the same or similar maturities. The Fund may be required to pay a dividend of the imputed income on a zero-coupon security at a time when it has not actually received the income.

Stripped Securities. "Stripped" securities are the separate income or principal components of a debt security, such as Treasury securities whose coupons have been stripped by a Federal Reserve Bank. Some mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest payments, all the principal payments or some proportional amount of interest and principal. Interest rate changes may cause greater fluctuations in the prices of stripped securities than in other debt securities of the same or similar maturities. The market for these securities may be limited, making it difficult for the Fund to sell its holdings at an acceptable price. The Fund may be required to pay out the imputed income on a stripped security as a dividend, at a time when it has not actually received the income.

Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan, or are members of the loan syndicate, and that act as the servicing agent for the interest. The loans may be to foreign or U.S. companies. Participation interests may be collateralized or uncollateralized and are subject to the credit risk of the servicing agent as well as the credit risk of the borrower. If a fund purchases a participation interest, it may be only able to enforce its rights through the lender. In some cases, these participation interests, whether held directly by the Fund or indirectly through an interest in a trust or other entity, may be partially "unfunded," meaning that the Fund may be required to advance additional money on future dates.

Investments in Loan Investment Pools. The Fund can also buy interests in trusts and other pooled entities that invest primarily or exclusively in loan obligations, including entities sponsored or advised by the Manager or an affiliate. The Fund will be subject to the pooled entity's credit risks as well as the credit risks of the underlying loans. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated above or below investment grade or may be unrated. The Manager expects that from time to time investments in loan investment pools may exceed 15% of the Fund's net assets.

These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the pooled entity that holds the loan obligations.

High-Yield, Lower-Grade Debt Securities. The Fund may invest in high-yield, lower-grade, fixed-income securities of U.S. and foreign issuers. Those securities may include, among others: bonds, debentures, notes, preferred stock, loan participation interests, "structured" notes, commercial mortgage-backed securities, and asset-backed securities. There are no limits on the amount of the Fund's assets that can be invested in securities rated below investment grade. The Fund may invest in securities rated as low as "C" or "D" or that are in default at the time the Fund buys them. Those securities are generally considered speculative.

     Price Arbitrage. Because the Fund may invest in high yield bonds that may trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Investing in Foreign Securities. The Fund can buy debt securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies.

     While foreign securities may offer special investment opportunities, they are also subject to special risks.

  Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.
  Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.
  Foreign Governmental and Regulatory Risks. Foreign companies may not be subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.
  Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.
  The Fund can also invest in derivative instruments linked to foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of derivatives linked to that foreign currency.
  Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt.
  Time Zone Arbitrage. If the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Fund's net asset value is calculated. If such time zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

DIVERSIFICATION AND CONCENTRATION. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different companies. The Fund will not concentrate more than 25% of its total assets in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries more than others.

DERIVATIVE INVESTMENTS. The Fund can invest in a number of different types of "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

     Options, futures, forward contracts, swaps and "structured" notes are some of the derivatives that the Fund may use.  The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes.

      "Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), an individual security, or a commodity. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index or commodity.

Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the borrower and to the issuer of the underlying investment. If the underlying investment or index does not perform as anticipated, the investment might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

     Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Fund and the swap counterparty. A swap may be embedded within a structured note or other derivative instrument.

Generally, if the Fund buys credit protection using a credit default swap, the Fund will make fixed payments to the counterparty and if a credit event occurs, the Fund will deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty will pay the Fund par for the bonds. If the Fund sells credit protection using a credit default swap, generally the Fund will receive fixed payments from the counterparty and if a credit event occurs, the Fund will pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty will deliver the bonds to the Fund. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the defaulted bonds from the seller of protection. If the credit default swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional value.

Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund may lose money. Credit default swaps are also subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

     Interest Rate Swaps.  In an interest rate swap, the Fund and another party exchange the right to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by the Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

     Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

     Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or the use of a derivative for hedging might be unsuccessful.

OTHER INVESTMENT STRATEGIES AND RISKS.  The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain debt securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk. The credit ratings of convertible securities generally have less impact on the value of those securities than they do on non-convertible debt securities, however.

Risks of Investing in Equity Securities. Stocks and other equity securities fluctuate in price in response to changes in equity markets in general. Equity markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign markets.

The prices of equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's securities. These factors may include: poor earnings reports, a loss of customers, litigation, or changes in government regulations affecting the company or its industry.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

The Fund will not invest more than 15% of its net assets in illiquid securities.  The Manager monitors the Fund's holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Loans of Portfolio Securities. The Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. The Fund has entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund's portfolio loans must comply with the collateralization and other requirements of the Fund's securities lending agreement, its securities lending procedures and applicable government regulations.

The Fund limits loans of portfolio securities to not more than 25% of its net assets.

Participation in TALF Program.  The Fund may invest a portion of its assets through participation in the Term Asset-Backed Securities Loan Facility program ("TALF Program"), a program created by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (the "New York Fed"). Under the TALF Program, the New York Fed may provide loans to the Fund to purchase certain investment-grade, asset-backed securities backed by, among other assets, automobile loans, student loans, credit card loans, SBA-guaranteed small business loans or certain commercial mortgage-backed securities ("TALF Eligible Securities"). Among other requirements, TALF Eligible Securities must be rated in the highest investment-grade rating category by at least two ratings agencies (without the benefit of a third-party guarantee), and must not be placed on a watch list by any such ratings agency. TALF Eligible Securities that are downgraded or placed on a watch list by any such rating agency after the subscription date for a TALF Program loan will remain TALF Eligible Securities for purposes of that loan. The Fund may not borrow an amount under the TALF Program in excess of 15% of the Fund's total assets.

The Fund will pledge TALF Eligible Securities as collateral for a TALF Program loan, which will consist of securities that the Fund currently owns or securities that the Fund purchases with the loan proceeds. The Fund is required to post an amount of TALF Eligible Securities, determined under the terms of the TALF Program, in excess of the amount borrowed. In addition, it will be required to pay an administrative fee to the New York Fed on the settlement date of each TALF Program loan received by the Fund. The interest rate under a loan will vary and will be determined under the terms of the TALF Program. The term of a loan will depend on the nature of the TALF Eligible Securities pledged by the Fund, and is generally three years or five years. TALF Program loans are prepayable at the option of the Fund without penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the TALF Eligible Securities pledged by the Fund to the New York Fed. Generally, under the terms of the TALF Program, principal and interest payments on TALF Eligible Securities pledged by the Fund are required to be used immediately to make principal and interest payments on the TALF Program loan. If the periodic interest and principal payments due on a TALF Program loan exceed the amounts received on TALF Eligible Securities pledged by the Fund, the Fund may be required to pay such additional amounts from other portfolio holdings, which could reduce the Fund's returns. Except in certain limited circumstances, TALF Program loans are non-recourse, and if the Fund does not repay the loan, the New York Fed may enforce its rights only against the TALF Eligible Securities pledged by the Fund and not against any other assets of the Fund. If the TALF Eligible Securities pledged by the Fund default and lose all their value, under the current terms of the TALF Program, the New York Fed cannot look to the Fund to cover the principal on the loan. If the Fund were to surrender its TALF Eligible Securities under the terms of the TALF Program, it would lose the amount of the TALF Eligible Securities pledged by the Fund in excess of the amount borrowed.

TALF Eligible Securities are subject to the risks described above with respect to fixed-income securities and may be at greater risk than other fixed-income securities held outside of the TALF Program. As with other borrowings for investment purposes, a TALF Program loan will involve the risk of leverage. Loans under the TALF Program are not subject to the Funds' limitations on borrowings described in the Fund's Statement of Additional Information. However, if the Fund borrows under the TALF Program it will segregate liquid assets (in addition to any assets pledged as TALF Eligible Securities), marked-to-market daily, in an amount equal to the Fund's outstanding principal and any interest due and payable under the TALF Program loan.

The TALF Program is currently scheduled to discontinue new borrowings on June 30, 2010 for certain commercial mortgage-backed securities and on March 31, 2010 for all other TALF Eligible Securities. There can be no guarantee that the TALF Program will be extended beyond those dates.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act, and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover.  A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS.  The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager managed funds with nearly 6 million shareholder accounts as of December 31, 2009. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, 0.50% of the next $4 billion and 0.48% of average annual net assets in excess of $5 billion. The Fund's advisory fee for the period ended September 30, 2009 was 0.52% of average annual net assets for each class of shares.

The Fund's transfer agent has voluntarily undertaken to limit its transfer agent fees for all classes to 0.35% of average annual net assets per class. That undertaking may be amended or withdrawn after one year from the date of this prospectus.

Effective October 27, 2009 through February 28, 2010, the Manager will voluntarily waive and/or reimburse Fund expenses so that the total annual operating expenses for Class Y shares do not exceed 0.71% for that time period. Furthermore, effective March 1, 2010 through October 27, 2010, the Manager has agreed to voluntarily waive and/or reimburse 0.02% of Fund expenses with respect to Class Y shares. The Manager will also voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. Under the Fund's Custody Agreement, the Fund receives certain credits from the Fund's custodian. Each of these undertakings may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual operating expenses for the fiscal year ended September 30, 2009 were 0.97% for Class A, 1.89% for Class B, 1.73% for Class C, 1.40% for Class N, and 0.79% for Class Y. The Fund's management fee and other annual operating expenses may vary in future years.

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the period ended September 30, 2009.

Portfolio Managers. The Fund's portfolio is managed by Arthur P. Steinmetz, the lead portfolio manager, Krishna Memani, Joseph Welsh and Caleb Wong, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Steinmetz has been a portfolio manager of the Fund since October 1989 and a Vice President of the Fund since May 2003. Messrs. Memani, Welsh and Wong are portfolio managers and Vice Presidents of the Fund beginning April 2009.

     Mr. Steinmetz has been the Chief Investment Officer of Fixed-Income Investments of the Manager since April 2009; Executive Vice President of the Manager since October 2009; Director of Fixed Income of the Manager from January 2009 to April 2009 and a Senior Vice President of the Manager from March 1993 to September 2009.  He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     Mr. Welsh, CFA, has been the Head of the Manager's High Yield Corporate Debt Team since April 2009; Senior Vice President of the Manager since May 2009 and a Vice President of the Manager from December 2000 to April 2009. He was an Assistant Vice President of the Manager from December 1996 to November 2000 and a high yield bond analyst of the Manager from January 1995 to December 1996. He was a senior bond analyst with W.R. Huff Asset Management from November 1991 to December 1994. Mr. Welsh is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Wong has been a Vice President of the Manager since June 1999 and has worked in fixed-income quantitative research and risk management for the Manager since July 1996. He has been a member of the Manager's Asset Allocation Committee since April 2005. Mr. Wong is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "About Class N Shares" below.

Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C, or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B, Class C, and Class N shares will be reduced by additional expenses borne by those classes, such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B, Class C, or Class N shares. For retirement plans that qualify to purchase Class N shares, Class N will generally be the most advantageous share class. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below or in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $50,000	4.75%	4.98%	4.00%
$50,000 or more but less than $100,000	4.50%	4.71%	3.75%
$100,000 or more but less than $250,000	3.50%	3.63%	2.75%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.  In totaling your holdings, you may count shares held in:

               ° your individual accounts (including IRAs, 403(b) plans and eligible 529 plans),
       ° your joint accounts with your spouse,
       ° accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

        A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

        If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

        To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

        Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

        Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more. However, those Class A shares may be subject to a 1.0% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.0% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares purchased after March 1, 2007 except for shares of certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases after March 1, 2007 except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases after March 1, 2007 is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

ABOUT CLASS N SHARES. Class N shares are offered to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Oppenheimer funds Class N shares or to group retirement plans (which do not include IRAs and 403(b) plans) held in omnibus accounts that have assets of $500,000 or more or have 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances in which Class N shares are available for purchase.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  The group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or
  Class N shares are redeemed within 18 months after an IRA or 403(b) plan's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

ABOUT CLASS Y SHARES. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

THE PRICE OF FUND SHARES. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

     You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

HOW TO BUY SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B, Class C or Class N account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the Fund you wish to invest in, your investments will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW TO SELL SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Checkwriting. To write checks against your Fund account, you may request that privilege on your account application. To establish checkwriting privileges for an existing account, contact the Transfer Agent for signature cards. The signature cards must be signed (with a signature guarantee) by all owners on the account and returned to the Transfer Agent. Shareholders with joint accounts may choose to have checks paid with only one owner's signature. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund with the same registration, simply call the Transfer Agent (at the number on the back cover) to request checkwriting for this Fund. Checks will be sent to you when all of the required information is received.

  Checks may be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or by the Fund's custodian bank.
  Checks must be written for at least $500. Checks will not be accepted if they are written for less than $500, including checks that indicate a $100 minimum.
  Checks cannot be paid if they are written for more than your account value. Remember, your account may fluctuate in value and you should not write a check close to the total account value.
  If your Fund account number has changed, don't use your existing checks. New checks will be sent to you.
  You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 5 business days.
  Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
  Checkwriting privileges are not available for shares that are held in a retirement account.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as 5 business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW TO SUBMIT SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial advisor, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to other share classes, generally do not apply to Class N shares offered through a group retirement plan. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes. Purchase, redemption, exchange and transfer requests for a group retirement plan must be submitted by the plan administrator, not by plan participants. Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge. Class B shares are not offered to new omnibus group retirement plans. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
  401(k) Plans. These are special retirement plans for employees of businesses.
  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Retirement Plan Accounts. To open an OppenheimerFunds retirement plan account, please call the Distributor for retirement plan documents, which include applications and important plan information.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that compensates the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. The Fund makes these payments quarterly, calculated at an annual rate of 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N. Altogether, these fees increase the Class B and Class C annual expenses by 1.00% and increase the Class N annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. However, for ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans or through the OppenheimerFunds Record(k)eeper Pro program, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary or to FASCore, LLC for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

     Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

      The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends monthly from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or in additional shares, are subject to Federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2011, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2011, certain dividends (including certain dividends from foreign corporations) are taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends are eligible for the dividends-received deduction. To the extent the Fund's distributions are paid from these types of dividends, and provided certain other shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders will be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders will be eligible to claim the dividends-received deduction.

Foreign countries may impose withholding and other taxes on the Fund's dividend and interest income. Provided that at the end of the fiscal year more than 50% of the Fund's assets are invested in stocks and securities of foreign corporations or governments, the Fund may make an election under the Internal Revenue Code allowing shareholders to take a credit or deduction on their Federal income tax returns for the foreign taxes paid by the Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

     If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For the Fund's taxable year beginning October 1, 2009, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

       By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Avoid "Buying a Distribution." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm for the most recent fiscal year end.  The financial highlights for the prior years were audited by another independent registered public accounting firm.  KPMG's report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$3.96	$4.41	$4.18	$4.34	$4.23
Income (loss) from investment operations:
Net investment income[1]	.24	.24	.23	.21	.21
Net realized and unrealized gain (loss)	(.05)	(.40)	.23	(.05)	.19
Total from investment operations	.19	(.16)	.46	.16	.40
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.29)	(.23)	(.32)	(.29)
Tax return of capital distribution from net investment income	(.06)	--	--	--	--
Total dividends and/or distributions to shareholders	(.24)	(.29)	(.23)	(.32)	(.29)
Net asset value, end of period	$3.91	$3.96	$4.41	$4.18	$4.34

Total Return, at Net Asset Value[2]	5.59%	(4.01)%	11.14%	3.77%	9.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,019,723	$7,719,384	$6,430,790	$5,077,400	$4,766,576
Average net assets (in thousands)	$5,942,116	$7,560,427	$5,655,265	$4,888,392	$4,392,321
Ratios to average net assets:[3],[4]
Net investment income	6.74%	5.44%	5.25%	5.03%	4.82%
Total expenses	0.98%[5]	0.91%[5]	0.90%[5]	0.93%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.89%	0.89%	0.92%	0.94%
Portfolio turnover rate[6]	96%	71%	72%	96%	103%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment from the master funds.
5. Total expenses including indirect expenses from affiliated funds, excluding investments in master funds,were as follows:
Year Ended September 30, 20090.99%
Year Ended September 30, 20080.92%
Year Ended September 30, 20070.91%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase TransactionsSale Transactions
Year Ended September 30, 2009$5,100,694,441$4,915,091,623
Year Ended September 30, 2008$1,979,370,856$1,852,400,340
Year Ended September 30, 2007$3,319,818,108$3,509,387,791
Year Ended September 30, 2006$4,097,005,267$4,231,030,059
Year Ended September 30, 2005$4,436,804,790$4,469,108,355

Class B Year Ended September 30,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$3.98	$4.42	$4.20	$4.35	$4.24
Income (loss) from investment operations:
Net investment income[1]	.20	.20	.19	.18	.17
Net realized and unrealized gain (loss)	(.04)	(.39)	.22	(.05)	.20
Total from investment operations	.16	(.19)	.41	.13	.37
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.25)	(.19)	(.28)	(.26)
Tax return of capital distribution from net investment income	(.05)	--	--	--	--
Total dividends and/or distributions to shareholders	(.21)	(.25)	(.19)	(.28)	(.26)
Net asset value, end of period	$3.93	$3.98	$4.42	$4.20	$4.35

Total Return, at Net Asset Value[2]	4.64%	(4.54)%	9.99%	3.23%	8.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$353,248	$483,485	$569,523	$718,742	$ 918,651
Average net assets (in thousands)	$355,973	$540,865	$635,237	$802,936	$1,021,022
Ratios to average net assets:[3],[4]
Net investment income	5.83%	4.61%	4.43%	4.25%	4.05%
Total expenses	1.90%[5]	1.73%[5]	1.71%[5]	1.71%	1.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.88%	1.71%	1.70%	1.71%	1.69%
Portfolio turnover rate[6]	96%	71%	72%	96%	103%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment from the master funds.
5. Total expenses including indirect expenses from affiliated funds, excluding investments in master funds,were as follows:
Year Ended September 30, 20091.91%
Year Ended September 30, 20081.74%
Year Ended September 30, 20071.72%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase TransactionsSale Transactions
Year Ended September 30, 2009$5,100,694,441$4,915,091,623
Year Ended September 30, 2008$1,979,370,856$1,852,400,340
Year Ended September 30, 2007$3,319,818,108$3,509,387,791
Year Ended September 30, 2006$4,097,005,267$4,231,030,059
Year Ended September 30, 2005$4,436,804,790$4,469,108,355

Class C Year Ended September 30,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$3.96	$4.40	$4.18	$4.33	$4.22
Income (loss) from investment operations:
Net investment income[1]	.21	.20	.19	.18	.17
Net realized and unrealized gain (loss)	(.05)	(.38)	.22	(.05)	.20
Total from investment operations	.16	(.18)	.41	.13	.37
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.26)	(.19)	(.28)	(.26)
Tax return of capital distribution from net investment income	(.05)	--	--	--	--
Total dividends and/or distributions to shareholders	(.21)	(.26)	(.19)	(.28)	(.26)
Net asset value, end of period	$3.91	$3.96	$4.40	$4.18	$4.33

Total Return, at Net Asset Value[2]	4.79%	(4.52)%	10.06%	3.22%	8.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,292,721	$1,493,804	$1,086,918	$857,843	$788,217
Average net assets (in thousands)	$1,201,421	$1,381,340	$959,439	$814,425	$748,199
Ratios to average net assets:[3],[4]
Net investment income	6.00%	4.68%	4.49%	4.27%	4.07%
Total expenses	1.74%[5]	1.66%[5]	1.66%[5]	1.68%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.64%	1.65%	1.68%	1.69%
Portfolio turnover rate[6]	96%	71%	72%	96%	103%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment from the master funds.
5. Total expenses including indirect expenses from affiliated funds, excluding investments in master funds,were as follows:
Year Ended September 30, 20091.75%
Year Ended September 30, 20081.67%
Year Ended September 30, 20071.67%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase TransactionsSale Transactions
Year Ended September 30, 2009$5,100,694,441$4,915,091,623
Year Ended September 30, 2008$1,979,370,856$1,852,400,340
Year Ended September 30, 2007$3,319,818,108$3,509,387,791
Year Ended September 30, 2006$4,097,005,267$4,231,030,059
Year Ended September 30, 2005$4,436,804,790$4,469,108,355

Class N Year Ended September 30,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$3.97	$4.41	$4.19	$4.34	$4.23
Income (loss) from investment operations:
Net investment income[1]	.22	.22	.21	.19	.19
Net realized and unrealized gain (loss)	(.05)	(.39)	.22	(.04)	.19
Total from investment operations	.17	(.17)	.43	.15	.38
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.27)	(.21)	(.30)	(.27)
Tax return of capital distribution from net investment income	(.06)	--	--	--	--
Total dividends and/or distributions to shareholders	(.22)	(.27)	(.21)	(.30)	(.27)
Net asset value, end of period	$3.92	$3.97	$4.41	$4.19	$4.34

Total Return, at Net Asset Value[2]	5.14%	(4.17)%	10.42%	3.60%	9.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$186,857	$186,353	$145,685	$108,324	$83,287
Average net assets (in thousands)	$164,067	$175,884	$126,935	$94,281	$69,480
Ratios to average net assets:[3],[4]
Net investment income	6.34%	5.03%	4.84%	4.62%	4.37%
Total expenses	1.48%[5]	1.32%[5]	1.32%[5]	1.33%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.30%	1.31%	1.33%	1.40%
Portfolio turnover rate[6]	96%	71%	72%	96%	103%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment from the master funds.
5. Total expenses including indirect expenses from affiliated funds, excluding investments in master funds,were as follows:
Year Ended September 30, 20091.49%
Year Ended September 30, 20081.33%
Year Ended September 30, 20071.33%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase TransactionsSale Transactions
Year Ended September 30, 2009$5,100,694,441$4,915,091,623
Year Ended September 30, 2008$1,979,370,856$1,852,400,340
Year Ended September 30, 2007$3,319,818,108$3,509,387,791
Year Ended September 30, 2006$4,097,005,267$4,231,030,059
Year Ended September 30, 2005$4,436,804,790$4,469,108,355

Class Y Year Ended September 30,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$3.96	$4.39	$4.17	$4.32	$4.22
Income (loss) from investment operations:
Net investment income[1]	.24	.25	.24	.22	.21
Net realized and unrealized gain (loss)	(.05)	(.38)	.22	(.04)	.19
Total from investment operations	.19	(.13)	.46	.18	.40
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.30)	(.24)	(.33)	(.30)
Tax return of capital distribution from net investment income	(.06)	--	--	--	--
Total dividends and/or distributions to shareholders	(.24)	(.30)	(.24)	(.33)	(.30)
Net asset value, end of period	$3.91	$3.96	$4.39	$4.17	$4.32

Total Return, at Net Asset Value[2]	5.67%	(3.33)%	11.28%	4.35%	9.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$290,726	$313,760	$347,689	$179,309	$62,824
Average net assets (in thousands)	$266,712	$220,416	$260,589	$118,239	$68,656
Ratios to average net assets:[3],[4]
Net investment income	6.82%	5.68%	5.61%	5.38%	4.84%
Total expenses	0.80%[5]	0.66%[5]	0.56%[5]	0.58%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.64%	0.55%	0.58%	0.80%
Portfolio turnover rate[6]	96%	71%	72%	96%	103%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment from the master funds.
5. Total expenses including indirect expenses from affiliated funds, excluding investments in master funds,were as follows:
Year Ended September 30, 20090.81%
Year Ended September 30, 20080.67%
Year Ended September 30, 20070.57%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase TransactionsSale Transactions
Year Ended September 30, 2009$5,100,694,441$4,915,091,623
Year Ended September 30, 2008$1,979,370,856$1,852,400,340
Year Ended September 30, 2007$3,319,818,108$3,509,387,791
Year Ended September 30, 2006$4,097,005,267$4,231,030,059
Year Ended September 30, 2005$4,436,804,790$4,469,108,355

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-5724 SP0230.001.0110

Oppenheimer
Strategic Income Fund
NYSE Ticker Symbols
Class A	OPSIX
Class B	OPSGX
Class C	OSICX
Class N	OSINX
Class Y	OSIYX

January 28, 2010

Statement of Additional Information

This document contains additional information about Oppenheimer Strategic Income Fund (the "Fund") and supplements information in the Prospectus dated, January 28, 2010.
This Statement of Additional Information ("SAI") is not a prospectus.  It should be read together with the prospectus, which may be obtained by writing to the Fund's transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the transfer agent at the toll-free number shown below, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Oppenheimer Strategic Income Fund
6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.CALL OPP (225.5677)

Inside Front Cover

To Summary Prospectus

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the prospectus. This SAI contains supplemental information about those policies and risks and the types of securities in which the Fund can invest. Additional information is also provided about the strategies that the Fund may use to try to achieve its investment objective.

The composition of the Fund's portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities may vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its investment objective. It may use some of the investment techniques and strategies only at some times or it may not use them at all.

The Fund's Investment Policies.  In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. For example, with respect to inflation-indexed government bonds, that process may include, among other things, evaluation of the government's economic and monetary policy, the country's economic condition, and current inflation and interest rates.

The Manager might also consider the trading activity in the issuer's securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, and current and future borrowing requirements.

DEBT SECURITIES. The Fund may invest in debt securities, including: U.S. and foreign government bonds and notes, collateralized mortgage obligations and other mortgage-related securities, asset-backed securities, participation interests in loans, investments in loan pools, "structured" notes, corporate debt obligations including lower-grade, high-yield domestic and foreign corporate debt obligations, and "zero-coupon" and "stripped" securities.

Debt securities may be subject to the following risks:

Credit Risks. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, they may be assigned a rating by the Manager in categories similar to those of a rating organization.

The Fund does not have investment policies establishing specific maturity ranges for the Fund's investments, and they may be within any maturity range (short, medium or long) depending on the Manager's evaluation of investment opportunities available within the debt securities markets.

Lower-Grade Debt Securities. Lower-grade debt securities tend to offer higher yields than investment-grade securities, and may provide greater income or, in some cases, capital appreciation possibilities.  Lower-grade debt securities are normally subject to greater risks than investment-grade securities.

Special Risks of Lower-Grade Securities. Lower-grade securities are subject to special credit risks including that:

  there is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities;
  the issuer's low creditworthiness may increase the potential for its insolvency;
  an overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn; and
  an economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

To the extent they can be converted into stock, lower-grade convertible securities may be less subject to some risks of lower-grade non-convertible debt securities.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will prepay the loans that underlie these securities more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.

Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

U.S. Government Securities. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government and are subject to very little credit risk. Obligations of U.S. Government agencies or instrumentalities (including certain mortgage-backed securities) may be guaranteed or supported by the "full faith and credit" of the United States or may be backed by the right of the issuer to borrow from the U.S. Treasury or by the discretionary authority of the U.S. Government to purchase the agencies' obligations. Others are supported only by the credit of the issuing entity. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment.

Some of those securities that are directly issued by the U.S. Treasury include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Government securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. Government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds and Federal Home Loan Mortgage Corporation obligations.

Treasury Inflation-Protection Securities ("TIPS"). TIPS are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Zero-Coupon U.S. Government Securities. The Fund may buy zero-coupon U.S. Government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Other Zero-Coupon Securities. The Fund may buy zero-coupon and delayed-interest securities, and "stripped" securities of corporations and of foreign government issuers. These are similar in structure to zero-coupon and "stripped" U.S. government securities, but in the case of foreign government securities, they may or may not be backed by the "full faith and credit" of the issuing foreign government. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

Mortgage-Related Debt Securities. Mortgage-related securities are a form of fixed-income investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations, mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. Government may have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities have interest rates that move in the opposite direction from changes in general interest rates, based on changes in a specific interest rate index. The changes in those interest rates may also occur at a multiple of the changes in the index. Although the value of a mortgage-related security may decline when interest rates rise, the opposite is not always the case. In addition, the values of mortgage-related debt securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them and by changes in government regulations and tax policies.

Stripped securities can also be created for mortgage-related pass-through certificates or CMOs. Securities may be partially stripped so that each class receives some interest and some principal or they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." The yields to maturity of mortgage-related I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on a P/O based on them could decline substantially.

Mortgage Prepayment and Extension Risks. In periods of declining interest rates, mortgages are more likely to be prepaid and a mortgage-related security's maturity may be shortened by unscheduled prepayments on the underlying mortgages. If principal is returned earlier than expected, that money may have to be reinvested in other investments having a lower yield than the prepaid security. Because of these risks, mortgage-related securities may be less effective as a means of "locking in" attractive long-term interest rates and they may have less potential for appreciation during periods of declining interest rates than conventional bonds.

Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. If a mortgage-related security has been purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security as a result of interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recover its initial investment on the security.

During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments may effectively lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on mortgage-related securities were to decrease broadly, the Fund's effective duration and therefore its sensitivity to interest rates, would increase.

Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs" are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

  pass-through certificates issued or guaranteed by Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), or Federal Home Loan Mortgage Corporation ("Freddie Mac"),
  unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, unsecuritized conventional mortgages,
  other mortgage-related securities, or
  any combination of these.

Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed-rate CMOs or floating rate CMOs.

Forward Rolls. In a "forward roll" transaction (also referred to as a "mortgage dollar roll"), an investor sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income in excess of the yield on the securities that have been sold.

During the period between the sale and the repurchase, the seller is not entitled to receive interest and principal payments on the securities that have been sold. It is also possible that the market value of the securities may decline below the repurchase price of the securities or that the counterparty might default in its obligations.

Mortgage-Related U.S. Government Securities. A variety of mortgage-related securities are issued by U.S. Government agencies or instrumentalities. Like other mortgage-related securities, they may be issued in different series with different interest rates and maturities. The collateral for these securities may be either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. Government agency or instrumentality or mortgage loans insured by a U.S. Government agency.

Some mortgage-related securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow from the U.S. Treasury under certain circumstances (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the entity that issued them (for example obligations issued by the Federal Home Loan Banks).

In September 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship and certain government agencies have announced commitments to purchase mortgage-backed securities and other obligations from those companies, some of which commitments extend through the first quarter of 2010. The U.S. Department of the Treasury also entered into a new secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the U.S. Treasury will ensure that each company maintains a positive net worth.

     Government National Mortgage Association ("Ginnie Mae") Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. Ginnie Mae's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration (the "FHA") or the Farmers Home Administration (the "FMHA") or guaranteed by the Veterans Administration (the "VA").

Ginnie Mae obligations are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Mae certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

Ginnie Maes are guaranteed as to timely payment of principal and interest. In giving that guaranty, Ginnie Mae expects that payments received by the issuers on account of the mortgages backing the Ginnie Mae certificates will be sufficient to make the required payments of principal and interest. However, if those payments are insufficient, the guaranty agreements between the issuers of the certificates and Ginnie Mae require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, Ginnie Mae will do so.

Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by Ginnie Mae as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." Ginnie Mae is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

Ginnie Mae certificates are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Mae certificates do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against Ginnie Mae. Holders of Ginnie Mae certificates have no security interest in or lien on the underlying mortgages.

Monthly payments of principal will be made, and additional prepayments of principal may be made, with respect to the mortgages underlying the Ginnie Maes. All of the mortgages in the pools relating to Ginnie Mae are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on one-to-four-family dwellings underlying certain Ginnie Mae certificates have a stated maturity of up to thirty (30) years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

     Federal Home Loan Mortgage Corporation ("Freddie Mac") Certificates. Freddie Mac, a corporate instrumentality of the United States, issues Freddie Mac certificates representing interests in mortgage loans. Freddie Mac guarantees to each registered holder of a Freddie Mac certificate timely payment of the amounts representing a holder's proportionate share in:

  interest payments less servicing and guarantee fees,
  principal prepayments, and
  the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the Freddie Mac certificate, in each case whether or not such amounts are actually received.

The obligations of Freddie Mac under its guarantees are not backed by the full faith and credit of the United States but are supported by the Federal Housing Finance Agency and the commitments of certain government agencies described in this SAI.

     Federal National Mortgage Association ("Fannie Mae") Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are not backed by the full faith and credit of the United States but are supported by the Federal Housing Finance Agency and the commitments of certain government agencies described in this SAI.

Foreign Investing. The Fund expects to have substantial investments in foreign securities. Foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by foreign governments or by supra-national entities such as the World Bank, or by their agencies or instrumentalities. "Foreign securities" also include securities of companies that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad, even if those companies are located in the United States or organized under U.S. laws. Foreign securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

Investing in foreign securities offers potential benefits that are not available from investing only in the securities of U.S. issuers. Those benefits include the opportunity to invest in foreign issuers that may offer growth potential, or to invest in countries with economic, business or market cycles that differ from those of the U.S.

The percentage of the Fund's assets that are allocated to issuers in a particular foreign country may vary over time depending on a number of factors including, for example: a country's balance of payments, growth of gross national product, natural resources, reliance on a particular industry or industries, rate of inflation, interest rates, economic self-sufficiency, rate of capital reinvestment, market conditions, currency value, international trading patterns, trade barriers, diplomatic developments, and social and political factors.

Securities of foreign issuers that are represented by American Depository Receipts, or similar depository arrangements, or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for purposes of the Fund's investment allocations, because they are not subject to many of the special considerations and risks that apply to foreign securities held and traded abroad.

Foreign Debt Obligations. The Fund may buy debt obligations of foreign governments and corporations. These securities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

Risks of Foreign Investing. Investments in foreign securities present special risks and considerations not usually associated with investments in U.S. securities. Those may include:

  a lack of public information about foreign issuers;
  lower trading volume and less liquidity in foreign securities markets than in U.S. markets;
  greater price volatility in foreign markets than in U.S. markets;
  less government regulation of foreign issuers, exchanges and brokers than in the U.S.;
  a lack of uniform accounting, auditing and financial reporting standards in foreign countries compared to those applicable to U.S. issuers;
  fluctuations in the value of foreign investments due to changes in currency rates;
  the expense of currency exchange transactions;
  greater difficulties in pricing securities in foreign markets;
  foreign government restrictions on investments by U.S. and other non-local entities;
  higher brokerage commission rates than in the U.S.;
  increased risks of delays in clearance and settlement of portfolio transactions;
  unfavorable differences between the U.S. economy and some foreign economies;
  greater difficulty in commencing and pursuing lawsuits or other legal remedies;
  less regulation of foreign banks and securities depositories;
  increased risks of loss of certificates for portfolio securities;
  government restrictions on the repatriation of profits or capital or other currency control regulations;
  the possibility in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
  the reduction of income by foreign taxes.

Foreign securities are often denominated in currencies other than the U.S. dollar, which means that changes in the currency exchange rate will affect the value of those securities. Generally, when the U.S. dollar increases in value against a foreign currency, a security denominated in that currency is worth less in U.S. dollars and when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency is worth more in U.S. dollars.

In the past, government policies have discouraged investments in certain foreign countries through economic sanctions, trade restrictions, taxation or other government actions. It is possible that such policies could be implemented in the future.

Special Risks of Developing and Emerging Markets. Emerging and developing markets may offer special opportunities for investing but also have greater risks than more mature foreign markets. Emerging and developing countries may be subject to greater political, social and economic instability; have high inflation rates; experience unfavorable diplomatic developments; have less liquid securities markets with greater price volatility; have additional delays in the settlement of securities transactions; impose exchange controls; impose differential taxes on foreign investors; have a higher possibility of confiscatory taxes or the expropriation of assets; impose restrictions on direct investments or investments in issuers in particular industries; and lack developed legal or regulatory systems.

Currency Risk. The Fund may purchase securities denominated in foreign currencies and in derivative instruments linked to foreign currencies. A change in the value of such foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency and a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies ("PFICs") are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Foreign mutual funds investments may be used to gain exposure to the securities of companies in countries that limit or prohibit direct foreign investment but are subject to limits under the Investment Company Act of 1940, as amended (the "Investment Company Act").

Other types of foreign corporations may also be considered PFICs if their percentage of passive income exceeds the limits described above. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Although every effort is made to ensure compliance with federal tax reporting requirements for these investments, foreign corporations that are PFICs for federal tax purposes may not always be recognized as such.

Derivatives and Hedging. The Fund can invest in a variety of derivative instruments for liquidity, to seek income or for hedging purposes. Some of the derivative instruments and hedging strategies that the Fund may use are:

  selling futures contracts,
  buying puts on such futures or on securities,
  writing covered calls on securities or futures. (Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.)
  buying futures, and
  buying calls on such futures or on securities.

"Structured" Notes. "Structured" notes are specially-designed derivative debt instruments. The terms of the instrument may be "structured" by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), an individual security, or a commodity. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index or commodity.

Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the borrower and to the issuer of the underlying investment. If the underlying investment or index does not perform as anticipated, the Fund might receive less interest than the stated coupon payment or receive less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.  In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of these notes over time.

In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Swaptions.  A swaption is a contract that gives the holder the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time. In return, the purchaser pays a "premium" to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Interest Rate Swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive for fixed rate payments. Interest rate swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received.

Total Return Swaps. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. In a total return swap, the purchaser will receive the price appreciation of an index, a portion of an index, or a single asset in exchange for paying an agreed-upon fee.

Credit Default Swaps. Credit default swaps may be acquired, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to seek protection against the risk that a security will default. Credit default swaps may be on a single security, or on a basket of securities. The purchaser pays a fee during the life of the swap. A credit default swap may represent a short position (also known as "buying credit protection") or a long position (also known as "selling credit protection").

If there is a credit event (bankruptcy, failure to timely pay interest or principal, a restructuring or other specified occurrence) with respect to a short position in a credit default swap, the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. Alternatively, the credit default swap may be cash settled where the swap counterparty will pay the Fund the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

Taking a long position in a credit default swap increases the exposure to the specific issuers. If there is a credit event with respect to a long credit default swap position, the swap counterparty will deliver the bonds and the Fund will pay the counterparty the par amount. Alternatively, the credit default swap may be cash settled where the Fund will pay the swap counterparty the difference between the par value and market value of the defaulted bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

The risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation.

Volatility Swap Contracts. The Fund may enter into volatility swaps to hedge the direction of volatility in a particular asset or non-asset reference, or for other non-speculative purposes. For volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Manager is incorrect in forecasts of volatility of the underlying asset or reference.

Futures. The Fund can buy and sell futures contracts that relate to debt securities (these are referred to as "interest rate futures"), broadly-based securities indices ("stock index futures" and "bond index futures"), foreign currencies, commodities and an individual stock ("single stock futures").

Bond Index Futures. Bond index futures are contracts based on the future value of a basket of securities that comprise the index. The seller of a bond index future is obligated to pay cash to settle the transaction, based on the fluctuation of the index's value in response to the changes in the values of the fixed-income securities that are included in the index. A bond index cannot be purchased or sold directly.

Interest Rate Futures. An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

Commodity Futures. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which include gold, platinum and silver. The Fund can purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

These futures transactions, except for forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded. No money is paid or received on the purchase or sale of a future. Upon entering into a futures transaction, the purchaser is required to deposit an initial margin payment for the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the custodian bank in an account, registered in the futures broker's name, that the futures broker can gain access to only under specified conditions. As the future is marked-to-market (that is, its value on the books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or from the futures broker daily.

At any time prior to expiration of the future, the purchaser may elect to close out its position, at which time a final determination of variation margin is made and any cash in the margin account must be paid or released. The purchase then realizes any loss or gain on the futures transaction for tax purposes.

Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Selling Covered Call Options.  If the Fund sells ("writes") a call option, it must be "covered." That means that while the call option is outstanding, the Fund must either own the security subject to the call, or, for certain types of call options, identify liquid assets on its books that would enable it to fulfill its obligations if the option were exercised.

A call option on a security is an agreement to sell an underlying security to the call purchaser at a fixed price (the "exercise price") regardless of changes in the market price of that security during a call period of usually not more than nine months. Call options are sold for a cash payment (a premium). The exercise price is usually higher than the price of the security at the time the call is sold. The seller bears the risk that the price of the underlying security may increase during the call period, requiring it to sell the security for less than the market value at the time. That risk may be offset to some extent by the premium the seller receives. If the market value of the security does not rise above the exercise price during the call period, the call generally will not be exercised. In that case the seller retains the underlying security and realizes a profit from the cash premium it received. Any such profits are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed to shareholders.

A call on an index is also sold for a cash premium. If the buyer exercises an index call option, the seller is required to pay an amount equal to the difference between the market value of the index and the exercise price, multiplied by a specified factor. If the value of the underlying index does not rise above the call price, it is unlikely that the call will be exercised. In that case the seller would keep the cash premium without being obligated to make any payments to the purchaser of the call.

A custodian bank, or a securities depository acting for the custodian bank, may act through the Options Clearing Corporation ("OCC") as the escrow agent for securities that are subject to a call option. The OCC will only release those securities when the call option expires or when the seller enters into a closing transaction. No margin is required for those transactions.

When the Fund sells an over-the-counter ("OTC") call option, it will typically enter into an arrangement with a securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the amount that the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on an OTC call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised. The Fund will realize a profit or loss, depending upon whether the premium received on the call is more or less than the amount of the option transaction costs and the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain both the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed by the Fund.

A call on a futures contract may be sold without owning the futures contract or securities deliverable under the contract. To do so, at the time the call must be covered by identifying an equivalent dollar amount of liquid assets. If the value of the segregated assets drops below 100% of the current value of the future, additional liquid assets must be identified. Because of this requirement, in no circumstances would an exercise notice as to that future require delivery on a futures contract. It would simply create a short futures position, which is permitted by applicable hedging policies.

Selling Put Options. A put option on a security gives the purchaser the right, during the option period, to sell the security to the seller at the exercise price. When selling (writing) a put option on a security, the option must be covered by identifying liquid assets with a value equal to or greater than the exercise price of the underlying security, to secure the obligation. In that case the Fund forgoes the opportunity to invest, sell or write calls against the identified assets.

During the option period, the seller is obligated to buy the underlying investment at the exercise price even if the market value of the investment falls below that price. The seller has no control over when it may be required to purchase the underlying security, since it may be exercised at any time prior to the expiration of the put option. If, during the option period, the price of the underlying investment remains higher than the exercise price, it is unlikely that a put option would be exercised. If a put option is not exercised, the seller would realize a gain of the amount of the premium received less the transaction costs incurred. If the put is exercised, the exercise price will usually exceed the market value of the underlying investment at that time. In that case, the seller would incur a loss. If the underlying investment is resold at that time, the loss would be equal to the exercise price and any transaction costs minus the amount of the premium received and the amount the seller received from the resale of the underlying investment. Any profits from writing put options are considered short-term capital gains for federal tax purposes, and are taxable as ordinary income when distributed to shareholders.

Purchasing Call Options. A call option may be purchased to seek to benefit from an anticipated rise in a particular security or in the securities market. The purchaser pays a premium for a call option. The purchaser then has the right to buy the underlying investment during the call period at a fixed exercise price. The purchaser benefits only if, during the call period, the market price of the underlying investment rises above the total amount of the call price plus the transaction costs and the premium paid for the call or if the call option is resold at a profit. If the purchaser does not exercise the call option or resell it (whether or not at a profit), the option becomes worthless on its expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any gain on the transaction.

Settlement of a call on an index is in cash rather than by delivery of the underlying investment. Gain or loss on the transaction would depend on changes to the prices of the securities that make up the index.

Purchasing Put Options. A put on securities or futures may be purchased to attempt to protect against a decline (below the exercise price) in the value of the underlying investment. The purchaser pays a premium for the right to sell the underlying investment at a fixed exercise price during the put period. If the market price of the underlying investment remains above or equal to the exercise price, the put will generally not be exercised or resold and will become worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the purchaser resells a put prior to its expiration date, it may or may not realize a profit on that sale.

A put may also be purchased on an investment the buyer does not own. That would permit the purchaser to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment remains above or equal to the exercise price, the put would generally not be exercised and would become worthless on its expiration date.

Put and Call Options on Futures. A call on a futures contract may be sold without owning the futures contract or securities deliverable under the contract. The call is covered by identifying an equivalent dollar amount of liquid assets at the time the call is sold. If the value of the segregated assets drops below 100% of the current market value of the future, the seller will identify additional liquid assets on its books. Because of this requirement, the receipt of an exercise notice would not require the delivery of the futures contract under any circumstances. It would, however, put the seller in a short futures position, which is permitted under applicable hedging policies.

A put option on a future may be purchased to attempt to protect against a decline (below the exercise price) in the value of the underlying investment during the put period. If, because the market price of the underlying investment remains above or equal to the exercise price, the put is not exercised or resold, it becomes worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the purchaser resells the put prior to its expiration, it may or may not realize a profit on that resale.

A put option may also be purchased on a future the buyer does not own. That would permit the buyer to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Options and Futures on Foreign Currencies. Put and call options and futures contracts on foreign currencies may be used to try to protect against declines in the U.S. dollar value of foreign securities the Fund owns and against increases in the dollar cost of foreign securities the Fund anticipates buying. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.

Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks of using options and futures include the following:

Selection Risk.  If the Manager uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if the Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within the Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

Forward Contracts. Foreign currency futures contracts are known as "forward contracts." They are used to buy or sell foreign currency for future delivery at a fixed price.  They are used to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

Forward Contract Strategies. Under a forward contract, the Fund agrees to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. The costs of engaging in forward contracts varies depending on factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.

A forward contract might be used to provide for the purchase or sale of the amount of foreign currency involved in the purchase or sale of a security denominated in a foreign currency, or for dividend payments that may be received in a foreign currency. This is called a "transaction hedge." The transaction hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which a security is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities, but it does fix a rate of exchange in advance.

If it is anticipated that a foreign currency might suffer a substantial decline against the U.S. dollar, forward contracts could be used to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." To try to protect against a substantial decline of the U.S. dollar against a foreign currency, a forward contract to buy that foreign currency for a fixed dollar amount could be used. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency the Fund believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

In some cases, at or before the maturity of a forward contract, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver, the Fund might have to sell some of the foreign currency on the spot market. There would be additional transaction costs for the spot market transactions in those cases.

Alternatively the contractual obligation to deliver the currency may be offset by purchasing a second contract to obtain, on the same maturity date, the same amount of the currency as the currency obligation. Similarly, a forward contract purchase obligation may be closed out by entering into a second contract to sell the same amount of the same currency on the maturity date of the first contract. The gain or loss would be realized as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

Forward Contract Limitations. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or another currency that is the subject of the hedge). However, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. As one alternative, the Fund could purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund could purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. The Fund could also cover its short positions by identifying assets on its books equal to the aggregate amount of the Fund's commitment under forward contracts or the excess amount of those obligations.

Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date a forward contract is entered into and the date it is sold. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing losses on those contracts and additional transaction costs. The use of forward contracts might reduce performance if there are unanticipated changes in currency prices.

Forward Contract Costs. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Foreign exchange dealers do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency at one rate, while offering a lower rate for purchasing that currency. Because these contracts are not traded on an exchange, the credit and performance risk of the counterparty must also be evaluated.

Asset Coverage for Certain Investments and Trading Practices. Typically, the Fund's investments in equity and fixed-income securities do not involve any future financial obligations. However, the Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of certain investments and trading practices. This guidance may require earmarking or segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions, or by other means consistent with applicable regulatory policies. In some cases, SEC guidance permits the Fund to cover its obligation by entering into an offsetting transaction.

For example, if the Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by earmarking or otherwise segregating cash or liquid securities having a value at least equal to the value of the deliverable currency. Alternatively, the Fund could cover its obligation by earmarking or otherwise segregating an amount of the foreign currency at least equal to the deliverable amount or by entering into an offsetting transaction to acquire an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price received by the Fund under the currency forward contract.

The Fund's approach to asset coverage may vary among different types of swaps. With respect to most swap agreements (but excluding, for example, credit default swaps), the Fund calculates the obligations of the parties to the agreement on a "net basis" (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Consequently the Fund 's current obligations (or rights) under these swap agreements will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligation, if any, under a swap agreement will generally be covered by earmarking or otherwise segregating cash or liquid securities having an aggregate net asset value at least equal to the accrued unpaid net amounts owed. To the extent that the obligations of the parties under these swaps are not calculated on a net basis, the amount earmarked or otherwise segregated will be the full amount of the Fund's obligations, if any. Alternatively, the Fund could cover its obligation by other means consistent with applicable regulatory policies.

With respect to credit default swaps, typically, if the Fund enters into a credit default swap as the buyer of credit protection, then it will earmark or otherwise segregate an amount of cash or liquid securities at least equal to any accrued payment or delivery obligations under the swap. Alternatively, if the Fund enters into a credit default swap as the seller of credit protection, then the Fund will earmark or otherwise segregate an amount of cash or liquid securities at least equal to the full notional amount of the swap. Alternatively, the Fund could cover its obligation by other means consistent with applicable regulatory policies.

Inasmuch as the Fund covers its obligations under these transactions as described above, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the Manager's ability to manage the Fund's portfolio.

Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon by claiming an exclusion from regulation as a commodity pool operator under the Commodity Exchange Act.

Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under SEC staff interpretations regarding applicable provisions of the Investment Company Act, when a registered investment company purchases a future, it must identify cash or other liquid assets at its custodian bank in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

Tax Aspects of Certain Derivatives and Hedging Instruments. Futures contracts, non-equity options and certain foreign currency exchange contracts are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Internal Revenue Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

Certain forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized on those positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

  gains or losses attributable to fluctuations in exchange rates that occur between the time interest or other receivables are accrued or expenses or other liabilities denominated in a foreign currency are accrued and the time the Fund actually collects such receivables or pays such liabilities, and gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of investment income available for distribution to its shareholders.

Participation Interests in Loans and Loan Investment Pools. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the purchasers other than to pay them the proportionate amount of the principal and interest payments they receive.  The Fund can also buy interests in trusts and other pooled entities that invest primarily or exclusively in loan obligations, including entities sponsored and/or advised by the Manager or an affiliate.

Investments in participation interests and loan investment pools are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund's income may be reduced and the value of the investment in the participation interest or loan investment pool might also decline. If the issuer of the participation interest or loan investment pool fails to perform its obligations purchasers might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, a holder could suffer losses on its investment or delays in receiving payment.

The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. A purchaser of an asset-backed security would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-related securities.

Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year.

Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which could reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investments and Investment Strategies

The Fund may also use the following types of investments and investment strategies.

Investing in Other Investment Companies. Investments in the securities of other investment companies can include open-end funds, closed-end funds, business development companies and unit investment trusts. Exchange-traded funds, which are typically open-end funds or unit investment trusts, are listed on a stock exchange. These investments may provide a way to gain exposure to segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio at times when it is not possible to buy those portfolio securities directly.

Investing in another investment company may involve paying a substantial premium above the value of that investment company's portfolio securities. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of an investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that company's expenses, including its advisory and administration expenses.

Investments in other investment companies are subject to limits set forth in the Investment Company Act of 1940, including the limitations on reliance on sub-paragraph (F) or (G) of section 12(d)(1).

Event-Linked Bonds. The Fund may invest in "event-linked" bonds or interests in trusts and other pooled entities that invest primarily or exclusively in event-linked bonds, including entities sponsored and/or advised by the Manager or an affiliate. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. In some cases, the trigger event will not be deemed to have occurred unless the event is of a certain magnitude (based on scientific readings) or causes a certain measurable amount of loss to the issuer, a particular industry group or a reference index. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal and additional interest. The Fund may also invest in similar bonds where the Fund may lose all or a portion of its principal and additional interest if the mortality rate in a geographic area exceeds a stated threshold prior to maturity whether or not a particular catastrophic event has occurred. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, and financial institutions, among other issuers, or special purpose vehicles associated with the foregoing. Often event-linked bonds provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has occurred or is likely to have occurred. An extension of maturity may increase a bond's volatility.

Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. Lack of a liquid market may result in higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated by one or more nationally recognized statistical rating organization and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Floating Rate and Variable Rate Obligations. Some fixed-income securities have variable or floating interest rates. The interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rates on variable rate obligations are adjusted at stated periodic intervals.

Generally, the changes in the interest rate on floating and variable rate obligations reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Floating rate and variable rate obligations that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals, generally not exceeding one year and upon no more than 30 days' notice. Variable rate obligations may have a demand feature that allows the holder to tender the obligation to the issuer or a third party at certain times. The tender may be at par value plus accrued interest, according to the terms of the obligations. Floating rate notes may also have a feature that allows the holder to receive payment prior to maturity. The issuer of a "demand" obligation normally has a corresponding right to prepay the outstanding principal amount of the note plus accrued interest after a given period. The issuer usually must provide a specified number of days' notice to the holder.

A floating rate or variable rate obligation may meet the required credit quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

When-Issued and Delayed-Delivery Transactions. "When-issued" and "delayed-delivery" are terms that refer to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery to a purchaser. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction with payment and delivery of the security made at a later date. During the period between purchase and settlement, the buyer makes no payment to the issuer and no interest accrues to the buyer from the investment. Purchases on that basis are made when it is anticipated that the price at the time of the transaction is lower than the price will be at the time of delivery.

The securities are subject to change in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the purchase price. If the value of the security declines below the purchase price, the transaction may lose money.

The buyer relies on the other party to complete the when-issued or delayed-delivery transactions. The buyer will bear the risk that a security purchased on a when-issued or delayed-delivery basis may not be issued or may not be delivered as agreed. A failure to do so may cause the loss of an opportunity to obtain the security at an advantageous price or yield.

When-issued and delayed-delivery transactions can be used as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, if rising interest rates or falling prices are anticipated, a portfolio security may be sold on a delayed-delivery basis to attempt to limit exposure to those occurrences. In periods of falling interest rates and rising prices, a purchase of securities on a when-issued or delayed-delivery basis may be used to obtain the benefit of currently higher cash yields.

The Fund engages in when-issued and delayed-delivery transactions for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to receive delivery, it may incur a gain or loss.

At the time of the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, the Fund records the transaction on its books and reflects the value of the security purchased in determining its net asset value. It also identifies liquid assets on its books at least equal to the amount of the purchase commitment until it pays for the investment. In a sale transaction, it records the proceeds to be received.

Short Sales. The Fund may make short sales of securities, either as a hedge against the potential decline in value of a security that the Fund owns or to realize appreciation when a security that the Fund does not own declines in value. The Fund may also use derivative instruments to create a position that is economically similar to a short sale. Making short sales in securities that it does not own exposes a Fund to risks associated with those securities. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund closes the position. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund will comply with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or by other means consistent with applicable regulatory policies. Segregation of a large percentage of the Fund's assets could impede the Manager's ability to manage the Fund's portfolio.

Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 15% of its net assets when combined with other illiquid investments to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will monitor the collateral's value on an on-going basis.

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Equity Securities. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Some equity securities may offer the potential for both capital appreciation and dividend income.

Risks of Investing in Equity Securities. Stocks and other equity securities fluctuate in price in response to changes in equity markets in general. Equity markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign markets.

The prices of equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's securities. These factors may include: poor earnings reports, a loss of customers, litigation, or changes in government regulations affecting the company or its industry.

Preferred Stock. Preferred stock are equity securities that have a dividend rate payable from the company's earnings. Their stated dividend rate causes preferred stock to have some characteristics of debt securities. If interest rates rise, the fixed dividend on preferred stock may be less attractive and the price of those securities will likely decline. If interest rates fall their price will likely increase.

Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require that all, or a portion of, any unpaid dividends must be paid before the issuer can pay dividends on its common stock. "Participating" preferred stock may be entitled to a larger dividend than the stated dividend in certain cases. "Auction rate" preferred stock has a dividend rate that is set by a Dutch auction process.

Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates fall.

Preferred stock do not constitute a liability of the issuer and therefore do not offer the same degree of capital protection or assured income as debt securities. Preferred stock generally rank ahead of common stock and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.

Convertible Securities. Convertible securities are debt securities or preferred stocks that are convertible into the issuer's common stock or other equity securities. While many convertible securities are considered to be mainly debt securities, certain convertible securities are regarded more as "equity equivalents" because of their conversion feature. The market value of a convertible security reflects both its "investment value," which is its expected income potential, and its "conversion value," which is its anticipated market value if it were converted. If its investment value exceeds its conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If its conversion value exceeds its investment value, the security will behave more like an equity security. In that case its price will tend to fluctuate with the price of the underlying common stock or other security.

Convertible debt securities, like other debt securities, are subject to credit risk and interest rate risk. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of an issuer's bankruptcy or liquidation.

For convertible securities that are considered to be "equity equivalents," their credit quality generally has less impact on the security's value than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager may consider a number of factors, including:

  whether the convertible security can be exchanged for a fixed number of shares of common stock of the issuer or is subject to a "cap" or a conversion formula or other type of limit;
  whether the convertible security can be exchanged at a time determined by the investor rather than by the issuer;
  whether the issuer of the convertible securities has restated its earnings per share on a fully diluted basis (that is, as if all of the issuer's convertible securities were converted into common stock); and
  the extent to which the convertible security may participate in any appreciation in the price of the issuer's common stock.

Rights and Warrants. Rights and warrants may be purchased directly or may be acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than the price of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities are subject to the restrictions stated in the Prospectus and must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.

There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, as specified in its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

Participation in TALF Program.  The Fund may invest a portion of its assets through participation in the Term Asset-Backed Securities Loan Facility program ("TALF Program"), a program created by the Board of Governors of the Federal Reserve System (the "Federal Reserve") and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (the "New York Fed"). Under the TALF Program, the New York Fed may provide loans to the Fund to purchase certain investment-grade, asset-backed securities backed by, among other assets, automobile loans, student loans, credit card loans, SBA-guaranteed small business loans or certain commercial mortgage-backed securities ("TALF Eligible Securities"). Among other requirements, TALF Eligible Securities must be rated in the highest investment-grade rating category by at least two ratings agencies (without the benefit of a third-party guarantee), and must not be placed on a watch list by any such ratings agency. TALF Eligible Securities that are downgraded or placed on a watch list by any such rating agency after the subscription date for a TALF Program loan will remain TALF Eligible Securities for purposes of that loan. The Fund may not borrow an amount under the TALF Program in excess of 15% of the Fund's total assets.

The Fund will pledge TALF Eligible Securities as collateral for a TALF Program loan, which will consist of securities that the Fund currently owns or securities that the Fund purchases with the loan proceeds. The Fund is required to post an amount of TALF Eligible Securities, determined under the terms of the TALF Program, in excess of the amount borrowed. In addition, it will be required to pay an administrative fee to the New York Fed on the settlement date of each TALF Program loan received by the Fund. The interest rate under a loan will vary and will be determined under the terms of the TALF Program. The term of a loan will depend on the nature of the TALF Eligible Securities pledged by the Fund, and is generally three years or five years. TALF Program loans are prepayable at the option of the Fund without penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the TALF Eligible Securities pledged by the Fund to the New York Fed. Generally, under the terms of the TALF Program, principal and interest payments on TALF Eligible Securities pledged by the Fund are required to be used immediately to make principal and interest payments on the TALF Program loan. If the periodic interest and principal payments due on a TALF Program loan exceed the amounts received on TALF Eligible Securities pledged by the Fund, the Fund may be required to pay such additional amounts from other portfolio holdings, which could reduce the Fund's returns. Except in limited circumstances, TALF Program loans are non-recourse, and if the Fund does not repay the loan, the New York Fed may enforce its rights only against the TALF Eligible Securities pledged by the Fund and not against any other assets of the Fund. If the TALF Eligible Securities pledged by the Fund default and lose all their value, under the current terms of the TALF Program, the New York Fed cannot look to the Fund to cover the principal on the loan. If the Fund were to surrender its TALF Eligible Securities under the terms of the TALF Program, it would lose the amount of the TALF Eligible Securities pledged by the Fund in excess of the amount borrowed.

TALF Eligible Securities are subject to the risks described above with respect to fixed-income securities and may be at greater risk than other fixed-income securities held outside of the TALF Program. As with other borrowings for investment purposes, a TALF Program loan will involve the risk of leverage. Loans under the TALF Program are not subject to the Funds' limitations on borrowings described in this Statement of Additional Information. However, if the Fund borrows under the TALF Program it will segregate liquid assets (in addition to any assets pledged as TALF Eligible Securities), marked-to-market daily, in an amount equal to the Fund's outstanding principal and any interest due and payable under the TALF Program loan.

The Federal Reserve may change the terms of the TALF Program at its discretion. While the current terms of the TALF Program state that amendments will only apply to future participations, there is no guarantee that retroactive changes to the TALF Program will not occur. The Fund cannot predict the form any such changes or modifications might take and, if the Fund participates in the TALF Program, such changes may adversely affect the value of the Fund's assets and the ability of the Fund to achieve its investment objectives.

Under certain limited circumstances (such as the Fund's failure to comply with the informational requirements of the TALF Program), loans under the TALF Program may become recourse to the Fund, which may adversely affect the Fund's ability to achieve its investment objective. If loans under the TALF Program become recourse against the Fund and the value of the TALF Eligible Securities pledged to the New York Fed does not at least equal the amount of principal and interest the Fund owes to the New York Fed under the loan, then the Fund will be required to pay the difference to the New York Fed. In order to make this payment, the Fund may be required to sell portfolio securities during adverse market conditions or at other times it would not otherwise choose to sell such securities.

The TALF Program is currently scheduled to discontinue new borrowings on June 30, 2010 for certain commercial mortgage-backed securities and on March 31, 2010 for all other TALF Eligible Securities. There can be no guarantee that the TALF Program will be extended beyond those dates.

Borrowing and Leverage. The Fund may borrow money, to the extent currently permitted under the Investment Company Act, and any applicable the rules, regulations or exemptions. If the Fund buys securities while borrowings are outstanding it may create leverage. Leverage may increase the opportunity for return but also creates special risks and may be considered speculative. The use of leverage may make the Fund's share prices more volatile. Interest on money it borrows is an expense. If those expenses are higher than the income or capital appreciation on securities purchased with the borrowed funds, performance will be lower than it would have been if the Fund had not borrowed.

The Fund's borrowing will only be from banks and will not be for more than 33 1/3% of the value of its total assets, including the amount borrowed. If its borrowings exceed that amount, the Fund is required to reduce its bank debt to the extent necessary to comply with that requirement within three days. To do so, the Fund may need to sell securities at a time when it otherwise would not do so.

Temporary Defensive and Interim Investments. In times of unstable or adverse market, economic or political conditions, or if the Manager believes it is otherwise appropriate to reduce holdings in the Fund's principal investments, the Fund can invest in other types of securities for defensive purposes. It can also purchase these types of securities for liquidity purposes to meet cash needs due to the redemption of shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities.

These temporary defensive investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest category by an established nationally recognized statistical rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; and (vii) shares of Oppenheimer Institutional Money Market Fund.

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

  The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies.
  The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Each foreign government is treated as an "industry" and utilities are divided according to the services they provide.
  The Fund cannot borrow money in excess of 33 1/3 % of the value of its total assets (including the amount borrowed). The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.
  The Fund cannot invest in real estate, physical commodities or commodity contracts. However, the Fund may: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate; (2) invest in hedging instruments permitted by any of its other investment policies; and (3) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities or currencies.
  The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

For purposes of the Fund's policy not to concentrate its investments, described above, the Fund has adopted an industry classification that is not a fundamental policy.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters, either in its annual or semi-annual report to shareholders or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end securities holdings (based on invested assets), listed by security or by issuer, may be posted on the OppenheimerFunds' website (at www.oppenheimerfunds.com) with a 15-day delay. The Fund may post a smaller list of holdings (e.g., the top five or top 10 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

The Fund's complete portfolio holdings positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information:

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Fund's independent registered public accounting firm;
  Members of the Fund's Board and the Board's legal counsel;
  The Fund's custodian bank;
  A proxy voting service designated by the Fund and its Board;
  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices; and
  Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 30 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers or dealers with whom the Fund trades and entities that provide investment coverage or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

  Brokers and dealers in connection with portfolio transactions (purchases and sales);
  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services);
  Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. The CCO reports to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Advisor Asset Management	Fox-Pitt, Kelton, Inc.	Needham & Company
Alforma Capital Markets	Fraser Mackenzie	Neue Zurcher Bank
Altrushare	Friedman, Billings, Ramsey	Nomura Securities International, Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Numis Securities Inc.
American Technology Research	Garp Research & Securities	Oddo Securities
Auerbach Grayson & Company	George K. Baum & Company	Omgeo LLC
Banc of America Securities	GMP Securities L.P.	Oppenheimer & Co., Inc.
Barclays Capital	Goldman Sachs & Company	Pacific Crest
Barnard Jacobs Mellet	Good Morning Securities	Paradigm Capital
BB&T Capital Markets	Goodbody Stockbrokers	Petercam/JPP Eurosecurities
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Piper Jaffray Company
Beltone Financial	Helvea Inc.	Prager Sealy & Company
Bergen Capital	Hewitt	R. Seelaus & Co., Inc.
Bloomberg	HJ Sims & Co., Inc.	Ramirez & Company
BMO Capital Markets	Howard Weil	Raymond James & Associates, Inc.
BNP Paribas	HSBC Securities	RBC Capital Markets
Brean Murray Carret & Company	Hyundai Securities America, Inc.	RBC Dain Rauscher
Brown Brothers Harriman & Company	ICICI Securities Inc.	Redburn Partners
Buckingham Research Group	Interactive Data	Renaissance Capital
Cabrera Capital	Intermonte	RiskMetrics Group
Callan Associates	Investec	Robert W. Baird & Company
Cambridge Associates	Janco Partners	Rocaton
Canaccord Adams, Inc.	Janney Montgomery Scott LLC	Rogers Casey
Caris & Company	Jefferies & Company	Roosevelt & Cross
Carnegie	Jennings Capital Inc.	Royal Bank of Scotland
Cazenove	Jesup & Lamont Securities	Russell/Mellon
Cheuvreux	JMP Securities	RV Kuhns
Citigroup	Johnson Rice & Company	Sal Oppenheim
Cleveland Research Company	JPMorgan Chase	Salman Partners
CLSA	Kaupthing Securities Inc.	Samsung Securities
Cogent	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Collins Stewart	Keijser Securities N.V.	Sandler O'Neill & Partners
Commerzbank	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Contrarian Capital Management, LLC	Kepler Capital Markets	Santander Securities
Cormark Securities	KeyBanc Capital Markets	Scotia Capital
Cowen & Company	KPMG LLP	Seattle-Northwest Securities
Craig-Hallum Capital Group LLC	Kotak Mahindra Inc.	Sidoti & Company LLC
Credit Suisse	Lazard Capital	Siebert Brandford Shank & Company
Crews & Associates	LCG Associates	Simmons & Company
D.A. Davidson & Company	Lebenthal & Company	Societe Generale
Daewoo Securities Company, Ltd.	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd.	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mirae Asset Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mitsubishi Financial Securities	Vining & Sparks
DZ Financial Markets	Mizuho Securities USA	Vontobel Securities Ltd.
Edelweiss Securities Ltd.	ML Stern	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Keegan	Watson Wyatt
Empirical Research	Morgan Stanley	Wedbush Morgan Securities
Enam Securities	Morningstar	Weeden & Company
Enskilda Securities	Motilal Oswal Securities	West LB
Evaluation Associates	MSCI Barra	WH Mell & Associates
Exane	M&T Securities	William Blair & Company
FactSet Research Systems	Multi-Bank Securities	Wilshire
FBR Capital Markets & Co.	Murphy & Durieu	Winchester Capital Partners, LLC
Fidelity Capital Markets	National Bank Financial	Ziegler Capital Markets Group
First Miami Securities	Natixis Bleichroeder Inc.

Organization and History

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in May 1989.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Only certain retirement plans may purchase Class N shares. Each class of shares:

  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings; and
  does not have cumulative voting rights, preemptive rights or subscription rights.

Class Y Share Availability.

  Class Y shares are offered to fee-based clients of dealers that have a special agreement with the Distributor to offer these shares, and to certain institutional investors who have a special agreement with the Distributor.
  Class A to Class Y Voluntary Conversion. For shareholders who currently hold Class A shares but are authorized to purchase Class Y shares, those shareholders can convert existing Class A shares to Class Y shares of the same fund either through their dealer who has a special agreement with the Distributor or by submitting written instructions to the Transfer Agent. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion of Class A to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

Shareholder Meetings.  As a Massachusetts business trust, the Fund is not required to hold regular annual meetings of shareholders and does not plan to do so. The Fund may hold shareholder meetings from time to time, however, on important matters or when required to do so by the Investment Company Act, or other applicable law.

Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.

If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that, upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Although Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

How the Fund is Managed

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. The Board has an Audit Committee, a Review Committee and a Governance Committee. The Audit Committee and Review Committee are comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees").

During the Fund's fiscal year ended September 30, 2009, the Audit Committee held 5 meetings, the Review Committee held 5 meetings and the Governance Committee held 3 meetings.

The members of the Audit Committee are George C. Bowen (Chairman), Edward L. Cameron, Robert J. Malone and F. William Marshall, Jr. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund independent Auditors regarding the Fund internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) reviewing certain reports from and meet periodically with the Funds' Chief Compliance Officer; (v) maintaining a separate line of communication between the Fund independent Auditors and the Independent Directors; (vi) reviewing the independence of the Fund independent Auditors; and (vii) pre-approving the provision of any audit or non-audit services by the Fund independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Review Committee are Sam Freedman (Chairman), Jon S. Fossel and Beverly L. Hamilton. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent (the "Transfer Agent") and the Manager and the services provided to the Fund by the Transfer Agent and the Manager. The Review Committee also reviews the adequacy of the Fund Codes of Ethics, the Fund investment performance and the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law.

The members of the Governance Committee are Robert J. Malone (Chairman), William Armstrong, Edward L. Cameron, Beverly L. Hamilton and F. William Marshall, Jr. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees the Fund governance guidelines and the nomination of Directors/Trustees, including Independent Directors/Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Fund. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Director/Trustee it will recommend to the Board and the shareholders and it may identify candidates other than those submitted by shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager or its affiliates in selecting nominees. The full Board elects new Directors/Trustees except for those instances when a shareholder vote is required.

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Fund at the address on the front cover of this SAI.

Trustees and Officers of the Fund

Except for Mr. Glavin, each of the Trustees is an Independent Trustee and is also a director or trustee of the following Oppenheimer funds (referred to as "Denver Board Funds"):

Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Trust
Oppenheimer Cash Reserves	Oppenheimer Principal Protected Trust II
Oppenheimer Champion Income	Oppenheimer Principal Protected Trust III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds	Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund	Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund	Centennial Government Trust
Oppenheimer Main Street Funds, Inc.	Centennial Money Market Trust
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Master Event-Linked Bond Fund, LLC
Oppenheimer Master Loan Fund, LLC
Oppenheimer Municipal Fund
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Messrs. Memani, Steinmetz, Welsh, Wong, Edwards, Legg, Glavin, Keffer, Petersen, Vandehey, Wixted, and Zack and Mss. Bullington, Bloomberg, Ives and Ruffle, who are officers of the Fund, hold the same offices with one or more of the other Denver Board Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

As of January 8, 2010, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Trustee has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
William L. Armstrong	Board Chairman & Trustee	Since 2003; 1999
George C. Bowen	Trustee	Since 1999
Edward L. Cameron	Trustee	Since 1999
Jon S. Fossel	Trustee	Since 1990
Sam Freedman	Trustee	Since 1996
Beverly L. Hamilton	Trustee	Since 2002
Robert J. Malone	Trustee	Since 2002
F. William Marshall, Jr.	Trustee	Since 2000

Independent Trustees
Name, Age, Position(s)	Principal Occupations(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
William L. Armstrong (72), Chairman of the Board of Trustees	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991).	35
George C. Bowen (73), Trustee	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999).	35
Edward L. Cameron (71), Trustee	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998).	35
Jon S. Fossel (67), Trustee	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995).	35
Sam Freedman (69), Trustee	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994).	35
Beverly L. Hamilton (63), Trustee	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003).	35
Robert J. Malone (65), Trustee	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004).	35
F. William Marshall, Jr. (67), Trustee	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999).*	37*
*

Includes two open-end investment companies: MassMutual Select Funds and MML Series Investment Fund. In accordance with the instructions for SEC Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

Mr. Glavin has served as an Interested Trustee of the Fund since 2009. Mr. Glavin is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
William F. Glavin Jr. (51) Trustee, President and Principal Executive Officer	Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) (since June 2009); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 -September 2006) of C.M. Benefit Insurance Company; Director (May 2008 -June 2009) and Executive Vice President (June 2007 -July 2009) of C.M. Life Insurance Company; President (March 2006 -May 2007) of MassMutual Assignment Company; Director (January 2005 -December 2006), Deputy Chairman (March 2005 -December 2006) and President (February 2005 -March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 -June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 -January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 -December 2008) of MML Investors Services, Inc.	94

The addresses of the officers in the charts below are as follows: for Messrs. Memani, Steinmetz, Welsh, Wong, Edwards, Glavin, Keffer and Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281, for Messrs. Legg, Petersen, Vandehey and Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Each of the Officers has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Arthur P. Steinmetz	Vice President and Portfolio Manager	Since 1989
Krishna Memani	Vice President and Portfolio Manager	Since 2009
Joseph Welsh	Vice President and Portfolio Manager	Since 2009
Caleb Wong	Vice President and Portfolio Manager	Since 2009
William F. Glavin, Jr.	President and Principal Executive Officer	Since 2009
Thomas W. Keffer	Vice President and Chief Business Officer	Since 2009
Mark S. Vandehey	Vice President and Chief Compliance Officer	Since 2004
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 2000
Brian Petersen	Assistant Treasurer	Since 2004
Stephanie Bullington	Assistant Treasurer	Since 2008
Robert G. Zack	Secretary	Since 2001
Kathleen T. Ives	Assistant Secretary	Since 2001
Lisa I. Bloomberg	Assistant Secretary	Since 2004
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

Other Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Last 5 Years	Portfolios Overseen in Fund Complex
Arthur P. Steinmetz (51), Vice President and Portfolio Manager	Chief Investment Officer of Fixed-Income Investments of the Manager (since April 2009) and Executive Vice President of the Manager (since October 2009). He was a Senior Vice President of the Manager (March 1993-September 2009) and Director of Fixed-Income Investments of the Manager (January 2009-April 2009). An officer of other portfolios in the OppenheimerFunds complex.	5
Krishna Memani (49), Vice President and Portfolio Manager	Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). He was the Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). He was a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). An officer of other portfolios in the OppenheimerFunds complex.	10
Joseph Welsh (45), Vice President and Portfolio Manager	Head of the Manager's High Yield Corporate Debt Team (since April 2009), Senior Vice President of the Manager (since May 2009) and a CFA. He was a Vice President of the Manager (December 2000-April 2009) an Assistant Vice President of the Manager (December 1996-November 2000) and a high yield bond analyst of the Manager (January 1995-December 1996). An officer of other portfolios in the OppenheimerFunds complex.	6
Caleb Wong (44), Vice President and Portfolio Manager	Vice President of the Manager since June 1999; employed in fixed-income quantitative research and risk management for the Manager (since July 1996). An officer of other portfolios in the OppenheimerFunds complex.	4

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Thomas W. Keffer (54) Vice President and Chief Business Officer	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997).	94
Mark S. Vandehey (59) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	94
Brian W. Wixted (50) Treasurer and Principal Financial & Accounting Officer	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).	94
Brian Petersen (39) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	94
Stephanie Bullington (32) Assistant Treasurer	Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	94
Robert G. Zack (61) Secretary	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001).	94
Kathleen T. Ives (44) Assistant Secretary	Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President of the Manager (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008).	94
Lisa I. Bloomberg (41) Assistant Secretary	Vice President (since 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	94
Taylor V. Edwards (42) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Associate at Dechert LLP (September 2000-December 2005).	94
Randy G. Legg (44) Assistant Secretary	Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager.	94
Adrienne M. Ruffle (32) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (February 2005-January 2007) and Assistant Counsel (February 2005-April 2009) of the Manager; Associate (September 2002-February 2005) at Sidley Austin LLP.	94

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2009
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
Independent Trustees
William M. Armstrong	None	Over $100,000
George C. Bowen	$10,001-$50,000	Over $100,000
Edward L. Cameron	None	Over $100,000
Jon S. Fossel	None	Over $100,000
Sam Freedman	Over $100,000	Over $100,000
Beverly L. Hamilton	None	Over $100,000
Robert J. Malone	Over $100,000	Over $100,000
F. William Marshall	None	Over $100,000
Interested Trustee
William F. Glavin, Jr.	None	Over $100,000

Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2009.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex[2]
	Fiscal Year Ended September 30, 2009	Year Ended December 31, 2009
William L. Armstrong	$25,795	$267,000
Chairman of the Board and Governance Committee Member
George C. Bowen	$20,636	$214,800
Audit Committee Chairman
Edward L. Cameron	$17,197	$174,000
Audit Committee Member
Jon S. Fossel	$16,646	$174,000
Review Committee Chairman
Sam Freedman	$19,776	$206,100
Review Committee Member
Beverly Hamilton	$16,388[3]	$174,281
Review Committee Member and Governance Committee Member
Robert J. Malone	$19,776	$200,100
Governance Committee Chairman and Audit Committee Member
F. William Marshall, Jr.	$17,197	$280,050[4]
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation from the Fund" includes fees and deferred compensation, if any.
2. In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Adviser to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. The Manager does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.
3. Includes $16,388 deferred by Ms. Hamilton under the "Compensation Deferral Plan" described below.
4. Includes $106,050 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders. As of January 8, 2010, the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Name	Address	% Owned	Share Class
Charles Schwab & Co. Inc, Special Custody for the Exclusive Benefit of Customers	ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	13.39%	Class A
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN/#97G06 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.74%	Class C
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.88%	Class N
ORCHARD TRUST CO LLC FBO OPPEN RECORDKEEPERPRO	8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	9.63%	Class N
MASS MUTUAL LIFE INSURANCE CO SEPARATE INVESTMENT ACCT	1295 STATE ST MIP C105 SPRINGFIELD MA 01111-0001	11.74%	Class Y
MASS MUTUAL LIFE INSURANCE COSEPARATE INVESTMENT ACCT	1295 STATE ST MIP C105 SPRINGFIELD MA 01111-0001	11.06%	Class Y
LPL FINANCIAL FBO: CUSTOMER ACCOUNTS	ATTN: MUTUAL FUND OPERATONS PO BOX 509046 SAN DIEGO CA 92150-9046	7.67%	Class Y
DCGT as TTEE andor CUST FBO Principal Financial Group Q fied Prin Advtg Omnibus	ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50303	7.61%	Class Y
NEW MEXICO SAVINGS PLAN - SE AGES 6-8 YEARS PORTFOLIO	ATTN: AMY SULLIVAN C/O OPPENHEIMERFUNDS PO BOX 5270 DENVER CO 80217-5270	7.18%	Class Y
MASS MUTUAL LIFE INSURANCE CO SEPARATE INVESTMENT ACCT	1295 STATE ST MIP C105 SPRINGFIELD MA 01111-0001	6.05%	Class Y

The Manager

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). OppenheimerFunds, Inc. generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

  The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
  The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.
  The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.
  The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
  The Fund generally supports proposals to allow shareholders the ability to call special meetings.
  The Fund generally supports proposals to allow or make easier shareholder action by written consent.
  The Fund generally votes against proposals to create a new class of stock with superior voting rights.
  The Fund generally votes against proposals to classify a board.
  The Fund generally supports proposals to eliminate cumulative voting.
  The Fund generally opposes re-pricing of stock options without shareholder approval.
  The Fund generally supports proposals to require majority voting for the election of directors.
  The Fund generally supports proposals seeking additional disclosure of executive and director pay information.
  The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.
  The Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.
  The Fund generally supports having shareholder votes on poison pills.
  The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.
  In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated. The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed Income Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors/Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Fiscal Year ended 9/30	Management Fee Paid to OppenheimerFunds, Inc.
2007	$39,478,329
2008	$50,268,336
2009	$40,903,339

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses. An agreement in principal has been reached to settle the lawsuit on behalf of the Oregon College Savings Plan Trust.

Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff") and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Managers. The Fund is managed by Arthur P. Steinmetz, Krishna Memani, Joseph Welsh and Caleb Wong (the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

  Other Accounts Managed. In addition to managing the Fund's investment portfolio, Messrs. Steinmetz, Memani, Welsh and Wong also manage other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those other portfolios and accounts as of September 30, 2009. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[1,2]
Arthur P. Steinmetz	5	$16,269	1	$12[3]	0	$0
Krishna Memani	17	$7,592	0	$0	0	$0
Joseph Welsh	5	$7,450	1	$49	0	$0
Caleb Wong	6	$6,275	1	$10[3]	0	$0

1. In millions.
2. Does not include personal accounts of portfolio manager and his family, which are subject to the Code of Ethics.
3. In thousands.

As indicated above, the Portfolio Managers may also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with a portion of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of the Fund's most recently completed year-end, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods' results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.

The Lipper benchmark for Messrs. Steinmetz, Memani, Welsh and Wong with respect to the Fund is Lipper-Multi Section Income Funds. The compensation structure of the other funds and accounts managed by the Portfolio Managers are generally the same as the compensation structure of the Fund, described above.

   Ownership of Fund Shares. As of September 30, 2009, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

Portfolio Manager	Ownership
Arthur P. Steinmetz	Over $100,000
Krishna Memani	None
Joseph Welsh	$10,001-$50,000
Caleb Wong	$50,001-$100,000

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers for that purpose. The advisory agreement authorizes the Manager to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain the "best execution" of the Fund's portfolio transactions. "Best execution" means executing trades in a manner that the total cost or proceeds is the most favorable under the circumstances. Some of the circumstances that may influence this decision are: cost (brokerage commission or dealer spread), size of order, difficulty of order, and the firm's ability to provide prompt and reliable execution.

The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board. The Fund is not required to pay the lowest available commission. Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

Other accounts advised by the Manager have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling a fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board has approved those procedures) that permit the Fund to execute portfolio securities transactions through brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by a broker through which trades are placed or by a third party at the instance of the broker.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board may also permit the Manager to use commissions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended September 30, 2007, 2008 and 2009, the Fund paid the total brokerage commissions indicated in the chart below. During the fiscal year ended September 30, 2009, the Fund paid $0 in commissions to firms that provide brokerage and research services to the Fund with respect to $0 of aggregate portfolio transactions. All such transactions were on a "best execution" basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.

Fiscal Year ended 9/30	Total Brokerage Commissions Paid by the Fund*
2007	$3,772,455
2008	$1,365,775
2009	$1,103,659

* Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Class A Sales Charges
Fiscal Year Ended 9/30:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor*
2007	$8,209,684	$2,315,213
2008	$12,416,615	$3,145,243
2009	$4,456,421	$1,157,940

* Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

Concessions Advanced by Distributor
Fiscal Year Ended 9/30:	Concessions on Class A Shares Advanced by Distributor*	Concessions on Class B Shares Advanced by Distributor*	Concessions on Class C Shares Advanced by Distributor*	Concessions on Class N Shares Advanced by Distributor*
2007	$538,634	$1,945,831	$1,477,442	$72,094
2008	$985,655	$3,264,014	$3,652,344	$108,189
2009	$286,205	$1,053,632	$846,627	$32,295

* The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

Contingent Deferred Sales Charges
Fiscal Year Ended 9/30:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2007	$45,817	$1,005,718	$103,452	$4,011
2008	$43,456	$862,138	$289,591	$9,779
2009	$131,262	$1,049,561	$406,196	$19,233

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

While each plan is in effect, the Independent Trustees of the Fund will select and nominate any other Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or it customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so, except with respect to shares purchased prior to March 1, 2007 by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans").

Prior to March 1, 2007, the Distributor paid the 0.25% first year service fee for grandfathered retirement plans in advance and retained the service fee paid by the Fund with respect to those shares for the first year. After those shares are held for a year, the Distributor pays the ongoing service fees to recipients on a periodic basis. If those shares were redeemed within the first year after their purchase, the recipient of the service fees on those shares was obligated to repay the Distributor a pro rata portion of the advance payment of the fees. If those shares were redeemed within 18 months, they were subject to a CDSC. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year and the shares are not subject to a CDSC.

For the fiscal year ended September 30, 2009 payments under the Class A service plan totaled $14,565,938, of which $866 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, including $496,869 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

Class B, Class C and Class N Distribution and Service Plans. Under the Class B, Class C and Class N Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B, Class C and Class N shares. The distribution fee allows investors to buy Class B, Class C and Class N shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B, Class C and Class N shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B and Class N shares are generally retained by the Distributor. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B or Class N distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class B, Class C and Class N shares are purchased are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class B, Class C or Class N service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 1.00% and increase the annual Class N expenses by 0.50% of net assets.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 9/30/09
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$3,557,129	$2,779,305	$35,414	$113,549,754	32.14%
Class C Plan	$12,015,222	$2,524,538	$202,616	$39,955,675	3.09%
Class N Plan	$819,788	$192,752	$27,628	$3,168,553	1.70%

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, the following:

The Fund, or an investor buying or selling Fund shares may pay:

  an initial front-end sales charge, all or a portion of the which is payable by the Distributor to financial intermediaries (see "About Your Account" in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "About the Fund - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are often referred to as "revenue sharing" payments, and may include:

  Compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  Other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2008, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	GE Life & Annuity Company	National Planning Corporation
Advantage Capital Corporation	Genworth Financial, Inc.	Nationwide Investment Services, Inc.
Aegon USA	GlenBrook Life and Annuity Company	New England Securities, Inc.
Aetna Life Insurance & Annuity Company	Great West Life Insurance Company	New York Life Insurance & Annuity Company
AG Edwards & Sons, Inc.	GWFS Equities, Inc.	Oppenheimer & Company, Inc.
AIG Financial Advisors	Hartford Life Insurance Company	PFS Investments, Inc.
AIG Life Variable Annuity Company	HD Vest Investment Services, Inc.	Park Avenue Securities LLC
Allianz Life Insurance Company	Hewitt Associates LLC	Pershing LLC
Allmerica Financial Life Insurance & Annuity Company	HSBC Securities USA, Inc.	Phoenix Life Insurance Company
Allstate Life Insurance Company	IFMG Securities, Inc.	Plan Member Securities
American General Annuity Insurance Company	ING Financial Advisers LLC	Prime Capital Services, Inc.
American Enterprise Life Insurance Company	ING Financial Advisers LLC	Primevest Financial Services, Inc.
American Portfolios Financial Services, Inc.	Invest Financial Corporation	Protective Life Insurance Company
Ameritas Life Insurance Company	Investment Centers of America	Prudential Investment Management Services LLC
Ameriprise Financial Services, Inc.	Jefferson Pilot Life Insurance Company	Raymond James & Associates, Inc.
Annuity Investors Life Insurance Company	Jefferson Pilot Securities Corporation	Raymond James Financial Services, Inc.
Associated Securities Corporation	John Hancock Life Insurance Company	RBC Dain Rauscher Inc.
AXA Advisors LLC	JP Morgan Securities, Inc.	Riversource Life Insurance Company
AXA Equitable Life Insurance Company	Kemper Investors Life Insurance Company	Royal Alliance Associates, Inc.
Banc of America Investment Services	Legend Equities Company	Securities America, Inc.
CCO Investment Services Corporation	Lincoln Benefit National Life	Security Benefit Life Insurance Company
Cadaret Grant & Company, Inc.	Lincoln Financial Advisors Corporation	Signator Investments, Inc.
Charles Schwab & Company, Inc.	Lincoln Investment Planning, Inc.	SII Investments, Inc.
Chase Investment Services Corporation	Linsco Private Ledger Financial	Sorrento Pacific Financial LLC
Citigroup Global Markets Inc.	Massachusetts Mutual Life Insurance Company	State Farm VP Management Corporation
CitiStreet Advisors LLC	Merrill Lynch Pierce Fenner & Smith Incorporated	Sun Life Annuity Company Ltd.
Citizen's Bank of Rhode Island	Merrill Lynch Insurance Group	Sun Life Assurance Company of Canada
Columbus Life Insurance Company	MetLife Investors Insurance Company	Sun Life Insurance & Annuity Company of New York
Commonwealth Financial Network	MetLife Investors Insurance Company - Security First	Sun Life Insurance Company
Compass Group Investment Advisors	MetLife Securities, Inc.	Sun Trust Securities, Inc.
CUNA Brokerage Services, Inc.	Minnesota Life Insurance Company	Thrivent Financial Services, Inc.
CUNA Mutual Insurance Society	MML Investor Services, Inc.	UBS Financial Services, Inc.
CUSO Financial Services, LLP	Mony Life Insurance Company	Union Central Life Insurance Company
E*TRADE Clearing LLC	Morgan Stanley & Company, Inc.	Uvest
Edward D. Jones & Company	Multi-Financial Securities Corporation	Valic
Essex National Securities, Inc.	Mutual Service Corporation	Wachovia Securities, Inc.
Federal Kemper Life Assurance Company	NFP Securities, Inc.	Walnut Street Securities, Inc.
Financial Network	NRP Financial, Inc.	Waterstone Financial Group
Financial Services Corporation	Nathan & Lewis Securities, Inc.	Wells Fargo Investments
GE Financial Assurance	National Planning Holdings, Inc.	Wescom Financial Services

For the year ended December 31, 2008, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Geller Group	Northwest Plan Services, Inc.
AG Edwards & Sons, Inc.	Great West Life Insurance Company	NY Life Benefits
ACS HR Solutions	H&R Block Financial Advisors, Inc.	Oppenheimer & Co, Inc.
ADP	Hartford Life Insurance Company	Peoples Securities, Inc.
Administrative Management Group	HD Vest Investment Services	Pershing LLC
Aetna Life Insurance & Annuity Company	Hewitt Associates LLC	PFPC
Alliance Benefit Group	HSBC Brokerage USA, Inc.	Plan Administrators, Inc.
American Diversified Distributors	ICMA - RC Services	Plan Member Securities
American Funds	Independent Plan Coordinators	Primevest Financial Services, Inc.
American Stock & Transfer	Ingham Group	Princeton Retirement Services
American United Life Insurance Company	Interactive Retirement Systems	Principal Life Insurance Company
Ameriprise Financial Services, Inc.	Intuition	Prudential Investment Management Services LLC
Ameritrade, Inc.	Invesmart	PSMI Group, Inc.
Ascensus	Invest Financial Corporation	Quads Trust Company
AXA Equitable Life Insurance Company	Janney Montgomery Scott, Inc.	Raymond James & Associates, Inc.
Benefit Administration, Inc.	JJB Hillard W. L. Lyons, Inc.	Reliance Trust Company
Benefit Plans Administration	John Hancock Life Insurance Company	Reliastar Life Insurance Company
Benetech, Inc.	JP Morgan Securities, Inc.	Robert W. Baird & Company
Boston Financial Data Services	July Business Services	RSM McGladrey
Ceridian	Kaufman & Goble	Scott & Stringfellow, Inc.
Charles Schwab & Company, Inc.	Legend Equities Company	Scottrade, Inc.
Citigroup Global Markets Inc.	Lehman Brothers, Inc.	SII Investments, Inc.
CitiStreet	Liberty Funds Distributor, Inc.	Southwest Securities, Inc.
City National Investments	Lincoln Investment Planning, Inc.	Standard Insurance Company
Clark Consulting	Lincoln National Life Insurance Company	Stanley, Hunt, Dupree & Rhine
Columbia Management	Linsco Private Ledger Financial	Stanton Group, Inc.
CPI Qualified Plan Consultants, Inc.	Marshall & Ilsley Trust Company, Inc.	Sterne Agee & Leach, Inc.
DA Davidson & Company	Massachusetts Mutual Life Insurance Company	Stifel Nicolaus & Company, Inc.
Daily Access. Com, Inc.	Matrix Settlement & Clearance Services	Sun Trust Securities, Inc.
Davenport & Company, LLC	Mercer HR Services	Symetra Financial Corporation
David Lerner Associates, Inc.	Merrill Lynch Pierce Fenner & Smith Incorporated	T. Rowe Price
Digital Retirement Solutions, Inc.	Mesirow Financial, Inc.	The 401k Company
Diversified Investment Advisors Inc.	MetLife Securities, Inc.	The Retirement Plan Company, LLC
DR, Inc.	MFS Investment Management	Transamerica Retirement Services
Dyatech, LLC	Mid Atlantic Capital Company	TruSource Union Bank of CA
E*TRADE Clearing LLC	Milliman USA	UBS Financial Services, Inc.
Edward D. Jones & Company	Morgan Keegan & Company, Inc.	Unified Fund Services
ERISA Administrative Services, Inc.	Morgan Stanley & Company, Inc.	Union Bank
ExpertPlan.com	Mutual of Omaha Life Insurance Company	US Clearing Company
FASCore, LLC	Nathan & Lewis Securities, Inc.	USAA Investment Management Company
Ferris Baker Watts, Inc.	National City Bank	USI Consulting Group
Fidelity	National Deferred Company	Valic Retirement Services
First Clearing LLC	National Financial	Vanguard Group
First Clearing LLC	National Planning Corporation	Wachovia Securities, Inc.
First Southwest Company	Nationwide Life Insurance Company	Wedbush Morgan Securities
First Trust - Datalynx	Newport Retirement Services, Inc.	Wells Fargo Investments Wilmington Trust

Performance of the Fund

Explanation of Performance Calculations. The use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. The Fund's performance data in advertisements must comply with rules of the SEC, which describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. The Fund may use a variety of performance calculations, including "cumulative total return," "average annual total return," "average annual total return at net asset value," and "total return at net asset value." How these types of returns are calculated are described below.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  An investment in the Fund is not insured by the FDIC or any other government agency.
  The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

  Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

The symbols above represent the following factors:

a =dividends and interest earned during the 30-day period.
b =expenses accrued for the period (net of any expense assumptions).
c =the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d =the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

  Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

                                       Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B, Class C and Class N shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

The Fund's Yields for the 30-Day Periods Ended 9/30/09
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	6.07%	5.78%	6.54%	6.23%
Class B	5.05%	N/A	5.56%	N/A
Class C	5.29%	N/A	5.79%	N/A
Class N	5.67%	N/A	6.16%	N/A
Class Y	6.26%	N/A	6.77%	N/A

Total Return Information. "Total return" is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class will differ and are measured separately.

There are different types of "total returns." "Cumulative total return" measures the change in value over the entire period (for example, ten years). "Average annual total return" shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses the methodology prescribed by the SEC to calculate its standardized total returns.

In calculating the Fund's total returns, the following sales charges are applied unless the returns are shown at "net asset value" as described below:

  For Class A shares the current maximum sales charge of 4.75% as a percentage of the offering price is deducted from the initial investment ("P" in the formula below).
  For Class B shares, the CDSC for the applicable period is deducted: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.
  For Class C shares, the 1.0% CDSC is deducted for returns for the one-year period.
  For Class N shares, the 1.0% CDSC is deducted for returns for the one-year and life of class periods, as applicable.
  There is no sales charge on Class Y shares.

The Fund's returns are calculated based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formulas below) held for a number of years ("n" in the formulas)

  Average Annual Total Return. The "average annual total return" for each class is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends are reinvested, results in an Ending Redeemable Value ("ERV") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVD") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVDR") after taking into account the effect of capital gains taxes or capital loss tax benefits resulting from the redemption of the shares at the end of the period, each calculated using the highest federal individual capital gains tax rate in effect on the redemption date, according to the following formula:

  Cumulative Total Return. The "cumulative total return" measures the change in value of a hypothetical investment over an entire period of years using some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined according to the following formula:

  Total Returns at Net Asset Value. From time to time the Fund may also quote cumulative or average annual total returns for Class A, Class B, Class C or Class N shares "at net asset value" without deducting the front-end sales charge or CDSC, based on the difference in net asset value per share at the beginning and, taking into consideration the reinvestment of dividends and capital gains distributions, at the end of the specified period.
  Hypothetical Investment Accounts. Fund advertisements or sales literature may also, from time to time, include performance of a hypothetical investment account that includes the total return of shares of the Fund and other Oppenheimer funds as part of an illustration of an asset allocation model or similar presentation.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  An investment in the Fund is not insured by the FDIC or any other government agency.

Performance Data. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

The Fund's Total Returns for the Periods Ended 9/30/09
	Cumulative Total Returns		Average Annual Total Returns
	10 Years or life of class, if less		1-Year		5-Years		10-Years or life of class, if less
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A1	76.71%	85.52%	0.57%	5.59%	4.10%	5.11%	5.86%	6.37%
Class B2	77.76%	77.76%	(0.30%)	4.64%	4.01%	4.32%	5.92%	5.92%
Class C3	72.68%	72.68%	3.80%	4.79%	4.37%	4.37%	5.61%	5.61%
Class N4	64.93%	64.93%	4.16%	5.14%	4.73%	4.73%	6.00%	6.00%
Class Y5	89.75%	89.75%	5.67%	5.67%	5.42%	5.42%	6.62%	6.62%

1. Inception of Class A: 10/16/89
2. Inception of Class B: 11/30/92
3. Inception of Class C: 05/26/95
4. Inception of Class N: 03/01/01
5. Inception of Class Y: 01/26/98

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 9/30/09[1]
	1-Year	5-Year	10-Year (or life of class if less)
After Taxes on Distributions	(1.77%)	1.75%	3.24%
After Taxes on Distributions and Redemption of Fund Shares	0.17%	2.11%	3.38%

1. Inception date of Class A: 10/16/89

Other Performance Comparisons. In its Annual Report to shareholders, the Fund compares its performance to that of one or more appropriate market indices. You can obtain that information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. The following are examples of some of those comparisons.

     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share classes by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors and ranks the performance of regulated investment companies for various periods in categories based on investment styles. Lipper also publishes "peer-group" indices and averages of the performance of all mutual funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the "star ratings" of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service that rates and ranks mutual funds within their specialized market sectors. Morningstar proprietary star ratings reflect risk-adjusted historical total investment returns for funds with at least a three-year performance history. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or other similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar or the Fund's performance may be compared to the performance of various market indices, other investments, or averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The Fund's advertisements and sales literature may also include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions, for example:

  information about the performance of certain securities or commodities markets or segments of those markets, information about the performance of the economies of particular countries or regions, the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, the availability of different types of securities or offerings of securities, information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent by third parties, including comparisons of investor services provided to shareholders of the Oppenheimer funds to those provided by other mutual fund families selected by the rating or ranking services. Those comparisons may be based on the opinions of the rating or ranking service itself, using its research or judgment, or may be based on surveys of investors, brokers, shareholders or others.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions, including certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits or instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in certain securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the close of the principal market on which a security is traded, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager learns of the event and determines that the event is likely to cause a material change in the value of the security. The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations under those procedures to the Manager's "Valuation Committee". Fair value determinations by the Manager are subject to review, approval, ratification and confirmation by the Board at its next scheduled meeting after the fair valuations are determined.

Securities Valuation. The Fund's Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

  Equity securities traded on a U.S. securities exchange are valued as follows:
  if "last sale" information is regularly reported on the principal exchange on which a security is traded, it is valued at the last reported sale price on that day, or if "last sale" information is not available on a valuation date, the security is valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date, or if "last sale" information is not available on a valuation date, and the last reported sale price for the security preceding the valuation date is not within the spread of the closing "bid" and "asked" prices on the valuation date, the security is valued at the closing "bid" price on the valuation date.
  Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
  at the last sale price available to the pricing service approved by the Board, or at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded, or on the basis of reasonable inquiry, from two market makers in the security.
  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, the Manager may use pricing services approved by the Board when last sale information is not generally available. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Foreign currency, including forward contracts, is valued and securities that are denominated in foreign currency are converted to U.S. dollars, using the closing prices in the New York foreign exchange market or that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the Manager. If there were no sales on the valuation date, those investments are valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If the last sale price on the preceding trading day is not within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date, the value shall be the closing "bid" price. If the put, call or future is not traded on an exchange, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases the "bid" price may be used if no "asked" price is available.

When the Fund sells an option, an amount equal to the premium the Fund receives is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put sold by the Fund is exercised, the proceeds are increased by the premium received. If a call or put sold by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium that was paid by the Fund.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Oppenheimer New Jersey Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Portfolio Series:
Oppenheimer Baring SMA International Fund	Active Allocation Fund
Oppenheimer Core Bond Fund	Equity Investor Fund
Oppenheimer California Municipal Fund	Conservative Investor Fund
Oppenheimer Capital Appreciation Fund	Moderate Investor Fund
Oppenheimer Capital Income Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Developing Markets Fund	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Discovery Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Quest International Value Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Real Estate Fund
Oppenheimer Global Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester National Municipals
Oppenheimer International Small Company Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Select Value Fund
Oppenheimer Main Street Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Strategic Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer LifeCycle Funds:	Oppenheimer Value Fund
Oppenheimer Transition 2010 Fund	Limited-Term New York Municipal Fund
Oppenheimer Transition 2015 Fund	Rochester Fund Municipals
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

Money Market Funds:
Oppenheimer Cash Reserves
Oppenheimer Institutional Money Market Fund
Oppenheimer Money Market Fund, Inc.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

 2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "The OppenheimerFunds Exchange Privilege"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Class A Shares Purchased with Proceeds from Certain Retirement Plans. Class A shares of the Fund may be purchased at net asset value with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. No sales concessions will be paid to the broker-dealer of record on sales of such Class A shares, whether or not they are subject to a CDSC as described in the Prospectus. Additionally, no concession will be paid on Class A share purchases by a retirement plan that are made with the redemption proceeds of Class N shares of an Oppenheimer fund held by a retirement plan for more than 18 months.

Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS' interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

Availability of Class N Shares. In addition to the types of retirement plans which may purchase Class N shares that are described in the Prospectus, Class N shares also are offered to the following:

  to all rollover IRAs (including SEP IRAs and SIMPLE IRAs), to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,
  to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans, to all trustee-to-trustee IRA transfers,
  to all 90-24 type 403(b) transfers,
  to Group Retirement Plans (as defined in Appendix A to this SAI) which have entered into a special agreement with the Distributor for that purpose, to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor, to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more, to Retirement Plans with at least 100 eligible employees or $500,000 or more in plan assets, to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

  purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and

No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the business day the Fund receives Federal Funds before the close of the NYSE. The proceeds of ACH transfers are normally received by the Fund three days after a transfer is initiated. If Federal Funds are received on a business day after the close of the NYSE, dividends will begin to accrue on the next regular business day. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

The minimum purchase through AccountLink is generally $50, however for accounts established prior to November 1, 2002 the minimum purchase is $25.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under an Asset Builder Plan is $50, except that for Asset Builder Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix A to this SAI. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds. If, on the date the plan sponsor signed the Merrill Lynch record keeping service agreement, the plan had $5 million or more in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant accounts in a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for instructions.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution "in kind" of liquid securities from the Fund's portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under "Determination of Net Asset Value Per Share." That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.

Distributions From Retirement Plans. Participants in OppenheimerFunds-sponsored pension or profit-sharing plans (other than self-employed plan sponsors), whose shares of the Fund are held in the name of the plan or its fiduciary, may not request redemption of their accounts directly. The plan administrator or fiduciary must submit the request.

Requests for distributions from OppenheimerFunds-sponsored IRA's, SEP-IRA's, SIMPLE IRA's, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed on the back cover of this SAI. The request must:

  state the reason for the distribution;
  if the distribution is premature, state the owner's awareness of tax penalties; and
  conform to the requirements of the plan and the Fund's other redemption requirements.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility for determining whether a distribution satisfies the conditions of applicable tax laws and they will not be responsible for any tax penalties assessed in connection with a distribution.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose Class B, Class C or Class N account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Balance Fee. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance of less than $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;
  A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new Class A share account balance may become subject to the Minimum Balance Fee;
  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct (to access account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I Want To," or call 1.888.470.0862 for instructions);
  A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;
  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
  Accounts held in the OppenheimerFunds Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify Minimum Balance Fee in its discretion.

Involuntary Redemptions. The Fund's Board has the right to involuntarily redeem shares held in any account with an aggregate net asset value of less than $500. The Board may change the amount of the aggregate net asset value to which an involuntary redemption may apply. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the $500 minimum solely as a result of market fluctuations. If the Board exercises this right, it may also determine the requirements for any notice to be given to the shareholders (but not less than 30 days). Alternatively, the Board may set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
  The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to Class C, Class N or Class Y shares or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds or from a unit investment trust) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

You can obtain a current list of the share classes offered by the funds by calling the toll-free phone number on the first page of this SAI.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. A CDSC is imposed on exchanges of shares in the following cases:

  The Class A CDSC is imposed on the redemption of Class A shares acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 18 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 24 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  An Early Withdrawal Charge is imposed on Class A shares of Oppenheimer Senior Floating Rate Fund acquired by the exchange of Class A shares that are subject to a CDSC, if the acquired shares are repurchased before the expiration of the holding period that was applicable to the exchanged shares.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within the holding period applicable to the exchanged Class A shares.
  The Class B CDSC is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged shares, except:

(1)With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund acquired by exchange, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

(2)With respect to Class B shares of Oppenheimer Cash Reserves acquired by the exchange of Class B shares of Oppenheimer Capital Preservation Fund, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

  The Class C CDSC is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged shares.
  A 1% Class N CDSC will be imposed on Class N shares held in retirement plans (not including IRAs and 403(b) plans) if the retirement plan is terminated or if Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, if the shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund.
  A 1% Class N CDSC will be imposed on Class N shares held in IRA's or 403(b) plans if they are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund.

When Class B, Class C or Class N shares are exchanged, the priorities for the imposition of the CDSC described in "How To Buy Shares" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "The OppenheimerFunds Exchange Privilege" in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. The Fund does not have a fixed rate for dividends or other distributions ("distributions") and cannot assure the payment of any distributions. The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses. The Fund intends to distribute substantially all of its net investment income and net realized capital gains at least annually, and may sometimes pay a special distribution near the end of the calendar year in order to comply with federal tax requirements.

Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B, Class C and Class N shares are expected to be lower than distributions on Class A shares and Class Y shares because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Whether they are reinvested in Fund shares or received in cash, distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund may deduct the amount of investment company taxable income and net capital gains that it distributes to its shareholders, thereby eliminating Fund-level corporate income tax that would otherwise be imposed on such income. Qualification as a RIC also allows the Fund, under certain conditions, to characterize the distributions made to its shareholders as composed of specific types of tax-favored income such as corporate dividends, capital gains and tax-exempt interest.

Even though the Fund expects to continue to qualify as a RIC, to the extent that it distributes less than all of its income, the Fund may still be subject to a corporate income tax and an excise tax. In addition, any investment income received from a foreign source may be subject to foreign withholding taxes, although the rate of any such withholding tax may be reduced under an income tax treaty if the Fund qualifies for the benefits of the treaty. If possible, the Fund will operate so as to qualify for such reduced rates, Any foreign withholding taxes will reduce the Fund's income and capital gain. The Fund may also be subject to corporate income tax and a penalty on distributions or gains from "passive foreign investment companies" (described below) even if those amounts are distributed to the Fund's shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of securities of other issuers ("Other Issuers"), U.S. Government securities, securities of other RIC's and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

Failure to Qualify. If the Fund failed to qualify as a RIC, it would then be unable to deduct from its taxable income the dividend distributions made to its shareholders and therefore those amounts would be subject to a Fund-level corporate income tax. In addition, the Fund would not be able to characterize the distributions made to its shareholders as anything other than ordinary corporate distributions. To the extent the Fund had "earnings and profits" (as determined for tax purposes), distributions to its shareholders would be taxable as ordinary dividend income. In the case of individuals, those distributions would qualify for the maximum 15% tax rate on dividend income (for taxable years beginning before 2011) and, in the case of corporations, they would qualify for the dividends-received deduction.

Portfolio Investments Subject to Special Tax Rules. The Fund may engage in transactions and investments that are subject to special tax rules under the Internal Revenue Code. These special tax rules may, among other things, change the character of, or accelerate, the Fund's income, defer or disallow the Fund's deductions and losses, and compel the Fund to report as taxable income mere increases in the value of its assets. For example, the Fund may invest in foreign currencies or securities denominated in foreign currencies. Under certain circumstances losses from foreign securities could be capital losses but gains from foreign currencies are ordinary income. Because capital losses cannot be deducted against ordinary income, this mismatch in character may negatively affect the character and amount of the Fund's distributions. Or part of an "interest" payment from a high yield debt obligation may be characterized for tax purposes as a dividend and, therefore, eligible for the dividends-received deduction available to corporations.

Certain positions in the Fund's portfolio may have to be "marked-to-market," (that is, treated as if they were sold and repurchased on the last day of the Fund's taxable year). Such "deemed sales" under the mark-to-market rules may alter the character, amount and timing of distributions to shareholders by requiring the Fund to make distributions in order to satisfy the RIC dividend distributions test even though the deemed sales generate no cash. The Fund will monitor its transactions, and seek to make appropriate tax elections and appropriate entries in its books and records in order to reduce the effect of the mark-to-market rules while remaining qualified for treatment as a RIC.

Passive Foreign Investment Companies. If the Fund invests in a "passive foreign investment company" ("PFIC"), then the Fund may be subject to special rules meant to discourage U.S. taxpayers from investing in foreign companies as a way of deferring taxable income. Under those rules, any income from a PFIC distribution or the sale of PFIC shares is allocated to the current taxable year and to prior taxable years. Income allocated to the current year is treated as part of the year's income. Income allocated to a prior taxable year is taxed at the highest corporate rate for that year (regardless of the Fund's actual income or tax rate for that prior year). For each prior taxable year, the Fund must pay both the amount of tax so computed and a penalty that is calculated as if the amount of tax was due but unpaid for the prior taxable year. Liability for such taxes and penalties would reduce the investment return of the Fund.

If a PFIC is willing to provide the Fund with certain necessary reporting information annually (which the Internal Revenue Code does not compel), the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF") and, in lieu of the tax consequences described above, the Fund would be required to include in each year's income a portion of the ordinary earnings and net capital gains of the PFIC, even if they are not distributed to the Fund. Those amounts would be treated as taxable income for purposes of the 90% dividends distributions test and the excise tax mentioned above.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In that case, the Fund would report any gains as ordinary income and would deduct any losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the U.S. Internal Revenue Service (the "IRS"). By making the election, the Fund might be able to mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it could be required to recognize income in excess of the distributions it received from the PFIC and the proceeds from dispositions of the PFIC's stock. The amounts so included would be treated as taxable income for purposes of the 90% dividends distributions test and for excise tax purposes (discussed below).

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce the amount available for shareholder distributions.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of each shareholder's basis in his or her shares, and any remaining amounts will be treated as gain from the sale of those shares, as discussed below. Shareholders will be notified if at the end of the fiscal year, any part of an earlier distribution is re-characterized as a non-taxable return of capital.

Special Characteristics of Certain Distributions. Different types of Fund earnings may have different federal income tax characteristics, including different types of capital gains and different types of ordinary income. For example, the Fund's ordinary income may be composed of dividends eligible for the dividends-received deduction or that qualify for the special maximum tax rate on "qualified dividend income" as described below. The Fund may also generate foreign tax credits. The Fund will allocate the tax characteristics of its earnings among its distributions as prescribed by the IRS. The percentage of each distribution that corresponds to a particular type of income will be based on how much of that income the Fund earns for the entire taxable year rather than how much of that income the Fund has earned at time of the distribution. Those percentages normally will be determined after the close of the Fund's taxable year. The Fund will provide a statement to shareholders shortly after the end of each year indicating the amount and character of distributions made during the preceding calendar year.

Distributions Derived from Dividends. For the Fund's corporate shareholders to claim the dividends-received deduction against the Fund's distributions, both the Fund and its corporate shareholders must satisfy special provisions of the Internal Revenue Code. If a dividend the Fund receives on a stock held in its portfolio otherwise qualifies for the dividends-received deduction, the Fund still (1) must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date, (2) cannot enter into certain positions that reduce the risk of holding the stock and (3) cannot debt finance the stock. Similarly, distributions of otherwise qualifying dividends will not be eligible for the dividends-received deduction in the hands of a corporate shareholder of the Fund unless the corporate shareholder (1) holds the Fund's shares for at least 46 days during a specified period that includes the portfolio stock's ex-dividend date and (2) does not debt finance its investment in the Fund's shares. To the extent the Fund's distributions are derived from items such as option premiums, interest income, gains from the sale of securities, or dividends from foreign corporations, those distributions will not qualify for the dividends-received deduction.

Special rules also apply to regular dividends paid to a non-corporate shareholder during the shareholder's taxable years beginning before 2011. Provided that the shareholder receiving the dividend satisfies certain holding period and other requirements, those dividends may be subject to tax at the reduced rates generally applicable to long-term capital gains for individuals (currently a maximum rate of 15%). Dividends subject to these special rules are not actually treated as capital gains, however. They are not included in the computation of the shareholder's net capital gain and generally cannot be offset by capital losses. For a taxable year of the Fund, (i) if 95% or more of the Fund's gross income is attributable to qualified dividend income (defined below), then the special maximum rate will apply to 100% of the regular dividends paid to the shareholder during such year and (ii) if less than 95% of the Fund's gross income is attributable to qualified dividend income, then the special maximum rate will only apply to the portion of the regular dividends designated by the Fund as qualified dividend income. Gross income, for these purposes, does not include gains attributable to the sale or other disposition of stocks and securities, except to the extent the net short-term capital gain from such sales and dispositions exceeds the net long-term capital loss from such sales and dispositions.

"Qualified dividend income" generally means dividends received by the Fund with respect to the stock of a U.S. corporation or qualified foreign corporation. It also includes dividends received with respect to the stock of a foreign corporation provided the stock is readily tradable on an established U.S. securities market. In each case, however, the Fund must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date and cannot enter into certain positions that reduce the risk of holding the stock. Qualified dividend income does not include "payments in lieu of dividends" received in securities lending transactions or dividends received from a real estate investment trust ("REIT") or another RIC, except to the extent such dividends were paid from qualified dividend income received and designated by such REIT or RIC. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be treated as qualified dividend income.

Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

  certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities);
  income from loans of portfolio securities;
  income or gains from options or futures;
  any net short-term capital gain; and
  any market discount accrual on tax-exempt bonds.

Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly designated will be taxable to the Fund's shareholders as long-term capital gains, and in the case of non-corporate shareholders, will qualify for the maximum tax rate of 15% for taxable years beginning before 2011. The amount of distributions designated as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. Each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

Foreign Source Income. Investment income that the Fund may receive from sources within foreign countries may be subject to foreign taxes withheld at the source. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations the Fund may elect to treat any foreign income and withholding taxes it pays as having been paid by its shareholders for U.S. federal income tax purposes, as long as the Fund continues to qualify as a RIC. If the Fund makes that election, the amount of foreign income taxes paid by the Fund will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to either credit the amount against the shareholder's U.S. federal income tax due, or deduct the amount from his or her U.S. taxable income. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.

Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a non corporate shareholder who does not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year can not exceed the same proportion of the U.S. tax against which such credit is taken as the shareholder's taxable income from foreign sources bears to his or her entire taxable income, unless the shareholder is an individual all of whose gross income from non-U.S. sources is qualified passive income and whose creditable foreign taxes for the taxable year do not exceed $300 ($600 for a joint return).

As a general rule, if the Fund has made the appropriate election, a shareholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries, as well as the shareholder's proportionate share of the taxes paid to those countries. Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund are considered to be U.S.-source income and, therefore, any portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by a shareholder who does not have other foreign source income.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.

All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

For taxable years of the Fund beginning before January 1, 2010, properly designated dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may designate some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. JPMorgan Chase Bank is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of 250,000 are not protected by the federal deposit insurance corporation ("FDIC"). The FDIC protected amount will fall to $100,000 on January 1, 2014 unless the higher limit is extended by legislation. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Appendix A

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B, Class C or N shares may be waived.1 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
  non-qualified deferred compensation plans,
  employee benefit plans,2
  Group Retirement Plans,3
  403(b)(7) custodial plan accounts, and
  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A CDSC if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals shares purchased prior to 10/22/07) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."4 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more.
  Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date of the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.
  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons  and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
  Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
  A unit investment trust that has entered into an appropriate agreement with the Distributor.
  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
  Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Strategic Income Fund may exchange.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
  Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
  Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

  Retirement Plans that have $5 million or more in plan assets.
  Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  Hardship withdrawals, as defined in the plan.5
  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  Separation from service.6
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
  The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.
  Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.
  Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions7 from Retirement Plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions made to a participant's account.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.5
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.8
  On account of the participant's separation from service.9
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.Waivers for Shares Sold or Issued in Certain Transactions.

The CDSC is also waived on Class B, Class C and Class N shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.
  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Shares issued in plans of reorganization to which the Fund is a party.
  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Former Shareholders of Quest for Value Funds

For shareholders of the Quest for Value Funds who acquired shares prior to November 24, 1995 and still hold those shares (or shares of an Oppenheimer fund into which any Quest for Value Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

Number of Eligible Employees or Members	Initial Sales Charge as a % of Offering Price	Initial Sales Charge as a % of Net Amount Invested	Concession as % of Offering Price
9 or fewer	2.50%	2.56%	2.00%
At least 10 but not more than 49	2.00%	2.04%	1.60%

For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A CDSC described in the applicable fund's Prospectus.

Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

  Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or CDSCs:
  Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
  Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.
  Waiver of Class A CDSC in Certain Transactions. The Class A CDSC will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:
  Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the CDSC will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
  withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.
  Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the CDSC will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
  redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
  withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

A shareholder's account will be credited with the amount of any CDSC paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Former Shareholders of Connecticut Mutual Investment Accounts, Inc.

For shareholders of the Connecticut Mutual Investment Accounts who acquired shares prior to March 1, 1996 and still hold those shares (or shares of an Oppenheimer fund into which any Connecticut Mutual Investment Account was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

VI. Special Sales Charge Arrangements for Former Shareholders of Advance America Funds, Inc.

For shareholders of the Advanced America Funds who acquired shares prior to October 18, 1991 and still hold those shares (or shares of an Oppenheimer fund into which any Advanced American Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

Footnotes to Appendix A:

1.

In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to CDSCs mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

2.

An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

3.

The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

4.

However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

5.	This provision does not apply to IRAs.
6.	This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
7.	The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
8.	This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
9.	This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Appendix B

Ratings Definitions

Below are summaries of the rating definitions used by the nationally recognized statistical rating organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS – TAXABLE DEBT)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", and "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment-Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment-grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Oppenheimer Strategic Income Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Strategic Income Fund, including the statement of investments, as of September 30, 2009, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Oppenheimer Strategic Income Fund for the years ended prior to October 1, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Strategic Income Fund as of September 30, 2009, the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
November 19, 2009

STATEMENT OF INVESTMENTS September 30, 2009

	Principal
	Amount	Value

Asset-Backed Securities—5.9%
AmeriCredit Prime Automobile Receivables Trust 2007-1, Automobile Receivables Nts., Series 2007-1, Cl. D, 5.62%, 9/8/14	$3,354,000	$2,568,289
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.726%, 5/25/34[1]	4,482,726	3,069,000
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.346%, 9/25/36[1]	1,944,586	1,118,846
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	2,500,000	2,607,589
Capital Auto Receivables Asset Trust 2007-1, Automobile Asset-Backed Securities, Series 2007-1, Cl. B, 5.15%, 9/17/12	665,000	652,729
Capital One Auto Finance Trust, Automobile Receivables, Series 2006-C, Cl. A4, 0.273%, 5/15/13[1]	3,320,000	3,257,926
Centex Home Equity Loan Trust 2006-A, Asset-Backed Certificates, Series 2006-A, Cl. AV2, 0.346%, 5/16/36[1]	364,570	358,133
Citibank Omni Master Trust, Credit Card Receivables, Series 2009-A12, Cl. A12, 3.35%, 8/15/16[2,3]	225,000,000	224,921,250
CitiFinancial Mortgage Securities, Inc., Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2004-1, Cl. AF2, 2.645%, 4/25/34	331,557	328,788
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3, Asset-Backed Pass-Through Certificates, Series 2006-WFH3, Cl. A2, 0.346%, 10/25/36[1]	1,156,612	1,096,667
Citigroup Mortgage Loan Trust, Inc. 2006-WFH4, Asset-Backed Pass-Through Certificates, Series 2006-WFH4, Cl. AS, 0.346%, 11/25/36[1]	2,820,440	2,552,202
CNH Equipment Trust, Asset-Backed Certificates, Series 2009-B, Cl. A3, 2.97%, 3/15/13	3,750,000	3,812,896
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[1]	1,877,470	1,469,360
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[1]	976,189	767,047
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.366%, 6/25/47[1]	4,054,000	2,673,396
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2005-G, Cl. 2A, 0.473%, 12/15/35[1]	586,297	182,760
Series 2006-H, Cl. 2A1A, 0.393%, 11/15/36[1]	200,917	39,298
Discover Card Master Trust, Credit Card Receivables, Series 2009-A1, Cl. A1, 1.543%, 12/15/14[1,3]	65,000,000	65,310,531
DLJ Ltd., Collateralized Bond Obligations, Series1A, Cl. C2, 11.96%, 4/15/11[4,5,6]	15,000,000	150
DVI Receivables Corp., Equipment Asset-Backed Certificates, Series 2001-2, Cl. C, 4.405%, 11/11/09[4,5,6]	3,083,887	—
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 8/15/25[4,5,6]	2,730,094	—
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.336%, 7/25/36[1]	3,000,811	2,833,334

	Principal
	Amount	Value

Asset-Backed Securities Continued
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.356%, 7/7/36[1]	$1,437,453	$1,089,289
First Franklin Mortgage Loan Trust 2006-FFA, Mtg. Pass-Through Certificates, Series 2006-FFA, Cl. A3, 0.366%, 9/25/36[1]	2,365,307	260,658
Ford Credit Auto Owner Trust, Automobile Receivables Nts., Series 2009-B, Cl. A2, 2.10%, 11/15/11	1,820,000	1,835,885
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 9/15/12[3,7]	110,000,000	110,000,000
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 6/13/11[4,5,6]	7,366,648	—
Green Tree Financial Corp., Manufactured Housing Contract Sr. Sub. Pass-Through Certificates, Series 1997-5, Cl. M1, 6.95%, 5/15/29	4,814,000	3,628,167
Greenpoint Credit Manufactured Housing Contract Trust, Pass-Through Certificates, Series 2000-3, Cl. IM1, 9.01%, 6/20/31	2,907,105	412,437
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.363%, 6/1/35	2,662,000	631,803
Home Equity Mortgage Trust 2006-5, Mtg. Pass-Through Certificates, Series 2006-5, Cl. A1, 5.50%, 1/25/37	1,071,428	98,551
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.533%, 1/20/35[1]	1,385,208	1,199,022
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.383%, 3/20/36[1]	1,520,000	1,420,095
Ice Em CLO, Collateralized Loan Obligations:
Series 2007-1A, Cl. B, 2.551%, 8/15/22[1,5]	20,040,000	11,022,000
Series 2007-1A, Cl. C, 3.851%, 8/15/22[1,5]	16,980,000	5,943,000
Series 2007-1A, Cl. D, 5.851%, 8/15/22[1,5]	16,980,000	4,245,000
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35	337,921	334,181
Madison Avenue CDO Ltd., Collateralized Debt Obligations, Series 2A, Cl. C1, 2.918%, 3/24/14[1,5]	4,129,588	10,324
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.346%, 8/25/36[1]	5,580,000	1,830,734
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I, Cl. ECFD, 2.55%, 1/25/29[1,5]	4,475,119	671,268
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.346%, 7/1/36[1]	4,199,805	3,410,628
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[1]	1,407,048	1,245,141
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.346%, 9/25/36[1]	3,200,678	3,047,549
Securitized Asset-Backed Receivables LLC Trust 2007-BR2, Asset-Backed Securities, Series 2007-BR2, Cl. A2, 0.476%, 2/25/37[1]	1,732,090	734,681
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.699%, 6/15/39[1]	6,323,000	2,043,096

	Principal
	Amount	Value

Asset-Backed Securities Continued
Start CLO Ltd., Asset-Backed Credit Linked Securities, Series 2006-3A, Cl. F, 17.322%, 6/7/11[1,5]	$5,430,000	$3,882,450
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 4.50%, 5/1/37	506,650	88,521
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 0.346%, 7/25/36[1]	1,102,393	1,084,980

Total Asset-Backed Securities (Cost $559,415,928)		479,789,651

Mortgage-Backed Obligations—21.6%
Government Agency—9.0%
FHLMC/FNMA/FHLB/Sponsored—8.4%
Federal Home Loan Mortgage Corp.:
5%, 8/15/33-12/15/34	7,024,015	7,295,391
5.50%, 9/1/39[7]	8,090,000	8,479,753
6%, 1/15/19-7/15/24	7,911,885	8,462,291
6%, 6/15/24[7]	5,750,000	6,119,259
6.50%, 4/15/18-8/15/32	5,868,368	6,308,989
7%, 8/15/21-10/1/31	4,840,963	5,335,505
7.50%, 2/15/32-4/25/36	6,137,479	6,936,926
8.50%, 8/15/31	298,712	343,736
10%, 5/15/20	141,859	160,219
10.50%, 6/14/20	147,364	168,999
11.50%, 11/14/16	45,865	48,054
12%, 6/14/10-6/15/17	243,038	256,454
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	5,532,951	6,004,144
Series 151, Cl. F, 9%, 5/15/21	11,000	11,979
Series 1590, Cl. IA, 1.30%, 10/15/23[1]	5,110,937	5,141,329
Series 1674, Cl. Z, 6.75%, 2/15/24	252,174	273,137
Series 2006-11, Cl. PS, 23.664%, 3/25/36[1]	2,459,107	3,311,675
Series 2034, Cl. Z, 6.50%, 2/15/28	49,155	53,042
Series 2043, Cl. ZP, 6.50%, 4/15/28	3,682,374	3,943,226
Series 2053, Cl. Z, 6.50%, 4/15/28	45,724	49,090
Series 2116, Cl. ZA, 6%, 1/15/29	3,492,209	3,775,495
Series 2326, Cl. ZP, 6.50%, 6/15/31	715,422	766,482
Series 2344, Cl. FP, 1.193%, 8/15/31[1]	1,795,011	1,802,811
Series 2368, Cl. TG, 6%, 10/15/16	816,329	877,963
Series 2412, Cl. GF, 1.193%, 2/15/32[1]	3,741,770	3,750,641
Series 2427, Cl. ZM, 6.50%, 3/15/32	3,563,422	3,818,328
Series 2435, Cl. EQ, 6%, 5/15/31	1,726,507	1,754,324
Series 2451, Cl. FD, 1.243%, 3/15/32[1]	1,337,009	1,343,990
Series 2453, Cl. BD, 6%, 5/15/17	105,480	113,724
Series 2461, Cl. PZ, 6.50%, 6/15/32	276,747	301,830
Series 2464, Cl. FI, 1.243%, 2/15/32[1]	1,406,039	1,410,311

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2470, Cl. AF, 1.243%, 3/15/32[1]	$2,250,484	$2,265,730
Series 2470, Cl. LF, 1.243%, 2/15/32[1]	1,439,261	1,443,682
Series 2471, Cl. FD, 1.243%, 3/15/32[1]	2,531,330	2,539,363
Series 2475, Cl. FB, 1.243%, 2/15/32[1]	2,032,855	2,040,220
Series 2500, Cl. FD, 0.743%, 3/15/32[1]	514,562	506,388
Series 2517, Cl. GF, 1.243%, 2/15/32[1]	1,175,983	1,179,874
Series 2526, Cl. FE, 0.643%, 6/15/29[1]	623,996	610,064
Series 2551, Cl. FD, 0.643%, 1/15/33[1]	465,140	458,459
Series 2641, Cl. CE, 3.50%, 9/15/25	583,268	585,640
Series 2676, Cl. KY, 5%, 9/15/23	2,516,000	2,613,922
Series 2676, Cl. TF, 0.843%, 1/15/32[1]	3,589,494	3,555,954
Series 2754, Cl. PE, 5%, 2/15/34	5,000,000	5,145,123
Series 2857, Cl. MG, 5%, 9/1/34	5,125,000	5,236,848
Series 2934, Cl. NA, 5%, 4/15/24	847,231	854,364
Series 2936, Cl. PE, 5%, 2/1/35	2,807,000	2,858,033
Series 2947, Cl. HE, 5%, 3/1/35	4,120,000	4,200,489
Series 3025, Cl. SJ, 23.858%, 8/15/35[1]	2,587,474	3,437,984
Series 3035, Cl. DM, 5.50%, 11/15/25	3,002,621	3,053,713
Series 3057, Cl. LG, 5%, 10/15/35	5,000,000	5,093,087
Series 3094, Cl. HS, 23.491%, 6/15/34[1]	1,399,003	1,763,581
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 13.241%, 7/1/26[8]	2,017,154	375,458
Series 183, Cl. IO, 8.417%, 4/1/27[8]	787,852	147,508
Series 192, Cl. IO, 7.398%, 2/1/28[8]	351,181	85,364
Series 205, Cl. IO, 8.168%, 9/1/29[8]	1,913,940	379,305
Series 206, Cl. IO, 0.00%, 12/1/29[8,22]	604,449	109,071
Series 207, Cl. IO, 0.00%, 4/1/30[8,22]	696,249	132,831
Series 2074, Cl. S, 47.665%, 7/17/28[8]	451,002	66,258
Series 2079, Cl. S, 58.858%, 7/17/28[8]	742,012	110,586
Series 214, Cl. IO, 0.00%, 6/1/31[8,22]	650,822	126,385
Series 224, Cl. IO, 0.009%, 3/1/33[8]	3,490,829	635,679
Series 243, Cl. 6, 0.00%, 12/15/32[8,22]	2,135,322	383,880
Series 2526, Cl. SE, 37.056%, 6/15/29[8]	1,127,562	184,682
Series 2802, Cl. AS, 99.999%, 4/15/33[8]	2,884,738	290,659
Series 2819, Cl. S, 50.701%, 6/15/34[8]	10,235,844	1,302,781
Series 2920, Cl. S, 75.717%, 1/15/35[8]	6,173,450	737,542
Series 3000, Cl. SE, 98.035%, 7/15/25[8]	7,338,656	706,186
Series 3004, Cl. SB, 99.999%, 7/15/35[8]	11,282,484	1,309,208
Series 3110, Cl. SL, 97.521%, 2/15/26[8]	2,207,763	205,421
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 192, Cl. PO, 7.468%, 2/1/28[9]	351,181	312,044
Federal National Mortgage Assn.:
4.50%, 10/1/24-10/1/39[7]	26,575,000	27,181,872
5%, 11/25/21-12/25/21	203,992	215,100
5%, 11/1/39[7]	67,395,000	69,364,215

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.: Continued
5.303%, 10/1/36[10]	$23,555,525	$24,627,799
5.50%, 1/25/22-8/25/22	1,847,769	1,957,532
5.50%, 10/1/24-10/1/39[7]	129,128,000	135,246,172
6%, 10/1/24-10/1/39[7]	77,781,000	82,289,429
6.50%, 11/25/31-1/1/34	7,890,763	8,529,989
6.50%, 12/25/29	10,156,298	10,967,638
6.50%, 10/1/39[7]	7,350,000	7,856,459
7%, 11/1/17-9/25/34	18,620,432	20,506,257
7%, 12/25/32	8,815,495	9,733,963
7.50%, 6/25/10-1/1/33	10,371,911	11,618,099
8.50%, 7/1/32	80,242	89,163
9.50%, 4/25/20-4/8/21	82,505	92,505
11%, 11/8/15-2/25/26	267,998	312,228
13%, 6/25/15	64,023	76,308
15%, 5/9/13	119,440	135,526
Federal National Mortgage Assn. Grantor Trust:
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T10, Cl. IO, 37.958%, 12/25/41[8]	113,689,296	1,682,454
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T3, Cl. IO, 37.525%, 11/25/40[8]	13,277,417	312,853
Interest-Only Stripped Mtg.-Backed Security, Trust 2001-T4, Cl. IO, 30.278%, 7/25/41[8]	21,721,005	569,618
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1996-35, Cl. Z, 7%, 7/25/26	266,163	295,178
Trust 1997-45, Cl. CD, 8%, 7/18/27	1,555,580	1,715,627
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	1,725,394	1,871,931
Trust 1999-14, Cl. MB, 6.50%, 4/25/29	75,831	81,502
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	3,083,669	3,333,693
Trust 2001-19, Cl. Z, 6%, 5/1/31	1,750,158	1,893,818
Trust 2001-44, Cl. QC, 6%, 9/25/16	225,590	243,010
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	336,683	360,795
Trust 2001-65, Cl. F, 0.846%, 11/25/31[1]	2,963,948	2,950,575
Trust 2001-69, Cl. PF, 1.246%, 12/25/31[1]	3,212,517	3,228,270
Trust 2001-80, Cl. ZB, 6%, 1/25/32	3,446,688	3,739,219
Trust 2002-12, Cl. PG, 6%, 3/25/17	2,266,822	2,445,663
Trust 2002-19, Cl. PE, 6%, 4/25/17	1,239,503	1,334,722
Trust 2002-21, Cl. PE, 6.50%, 4/25/32	3,428,444	3,729,073
Trust 2002-29, Cl. F, 1.246%, 4/25/32[1]	1,580,624	1,588,460
Trust 2002-60, Cl. FH, 1.246%, 8/25/32[1]	3,094,558	3,104,697
Trust 2002-64, Cl. FJ, 1.246%, 4/25/32[1]	485,452	485,232
Trust 2002-68, Cl. FH, 0.744%, 10/18/32[1]	999,131	987,780
Trust 2002-81, Cl. FM, 0.746%, 12/25/32[1]	1,852,551	1,831,661
Trust 2002-84, Cl. FB, 1.246%, 12/25/32[1]	307,709	309,037
Trust 2002-9, Cl. PC, 6%, 3/25/17	2,540,008	2,741,243
Trust 2003-11, Cl. FA, 1.246%, 9/25/32[1]	419,903	421,715
Trust 2003-116, Cl. FA, 0.646%, 11/25/33[1]	648,164	635,302
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	5,556,000	5,857,431

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2003-3, Cl. FM, 0.746%, 4/25/33[1]	$2,332,962	$2,301,198
Trust 2003-81, Cl. PW, 4%, 3/25/25	131,948	131,913
Trust 2004-101, Cl. BG, 5%, 1/25/20	5,778,000	6,162,221
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	1,530,003	1,676,418
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	3,800,000	3,984,088
Trust 2005-25, Cl. PS, 27.077%, 4/25/35[1]	943,963	1,299,194
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,048,061
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	6,477,571	6,800,716
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	3,510,000	3,620,941
Trust 2006-24, Cl. DB, 5.50%, 4/25/26	960,000	1,008,859
Trust 2006-46, Cl. SW, 23.296%, 6/25/36[1]	3,613,748	4,745,261
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 49.855%, 11/18/31[8]	3,364,300	430,785
Trust 2001-63, Cl. SD, 23.067%, 12/18/31[8]	89,227	12,967
Trust 2001-68, Cl. SC, 17.719%, 11/25/31[8]	61,272	7,920
Trust 2001-81, Cl. S, 35.089%, 1/25/32[8]	827,848	109,549
Trust 2002-28, Cl. SA, 37.932%, 4/25/32[8]	601,092	78,636
Trust 2002-38, Cl. SO, 56.274%, 4/25/32[8]	558,003	64,188
Trust 2002-39, Cl. SD, 40.74%, 3/18/32[8]	868,167	115,561
Trust 2002-48, Cl. S, 34.361%, 7/25/32[8]	944,167	128,897
Trust 2002-52, Cl. SL, 35.525%, 9/25/32[8]	573,035	78,238
Trust 2002-53, Cl. SK, 38.894%, 4/25/32[8]	541,175	80,659
Trust 2002-56, Cl. SN, 37.06%, 7/25/32[8]	1,294,881	177,855
Trust 2002-65, Cl. SC, 67.232%, 6/25/26[8]	1,691,849	268,216
Trust 2002-77, Cl. IS, 47.822%, 12/18/32[8]	950,666	138,477
Trust 2002-77, Cl. SH, 42.957%, 12/18/32[8]	1,040,236	169,001
Trust 2002-89, Cl. S, 72.508%, 1/25/33[8]	5,816,567	878,150
Trust 2002-9, Cl. MS, 33.823%, 3/25/32[8]	1,127,472	163,648
Trust 2003-13, Cl. IO, 10.77%, 3/25/33[8]	4,221,341	772,833
Trust 2003-23, Cl. ES, 81.189%, 10/25/22[8]	17,665,889	1,630,694
Trust 2003-26, Cl. DI, 11.758%, 4/25/33[8]	2,783,200	470,797
Trust 2003-26, Cl. IK, 15.588%, 4/25/33[8]	487,749	82,509
Trust 2003-33, Cl. SP, 55.165%, 5/25/33[8]	3,745,696	515,548
Trust 2003-4, Cl. S, 46.818%, 2/25/33[8]	1,918,995	266,361
Trust 2003-46, Cl. IH, 0.00%, 6/1/33[8,22]	754,667	85,479
Trust 2005-14, Cl. SE, 42.486%, 3/25/35[8]	1,382,555	121,711
Trust 2005-40, Cl. SA, 72.862%, 5/25/35[8]	9,408,385	1,196,634
Trust 2005-40, Cl. SB, 85.479%, 5/25/35[8]	4,207,134	675,325
Trust 2005-71, Cl. SA, 71.947%, 8/25/25[8]	4,733,365	549,113
Trust 2005-87, Cl. SE, 90.624%, 10/25/35[8]	46,114,491	3,958,897
Trust 2005-87, Cl. SG, 37.683%, 10/25/35[8]	1,873,044	180,364
Trust 2006-60, Cl. DI, 40.563%, 4/25/35[8]	2,273,235	331,529
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[8]	8,886,939	1,709,345
Trust 2007-88, Cl. XI, 13.776%, 6/25/37[8]	24,896,956	2,465,692
Trust 221, Cl. 2, 19.665%, 5/1/23[8]	793,716	142,394

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 240, Cl. 2, 24.055%, 9/1/23[8]	$1,296,208	$232,170
Trust 247, Cl. 2, 7.771%, 10/1/23[8]	312,595	60,277
Trust 252, Cl. 2, 11.62%, 11/1/23[8]	93,269	17,175
Trust 2682, Cl. TQ, 99.999%, 10/15/33[8]	4,005,559	651,293
Trust 2981, Cl. BS, 99.999%, 5/15/35[8]	7,181,973	883,652
Trust 301, Cl. 2, 0.00%, 4/1/29[8,22]	1,189,814	276,840
Trust 303, Cl. IO, 18.907%, 11/1/29[8]	705,612	130,274
Trust 313, Cl. 2, 14.439%, 6/1/31[8]	10,829,688	2,211,081
Trust 319, Cl. 2, 0.00%, 2/1/32[8,22]	69,272	13,839
Trust 321, Cl. 2, 3.295%, 4/1/32[8]	5,171,250	1,072,880
Trust 324, Cl. 2, 0.00%, 7/1/32[8,22]	2,279,035	461,541
Trust 328, Cl. 2, 0.00%, 12/1/32[8,22]	7,811,828	1,429,184
Trust 331, Cl. 5, 0.00%, 2/1/33[8,22]	4,590,881	799,828
Trust 334, Cl. 10, 4.448%, 2/1/33[8]	3,887,159	664,567
Trust 334, Cl. 12, 0.00%, 2/1/33[8,22]	5,745,769	967,258
Trust 339, Cl. 7, 0.00%, 7/1/33[8,22]	13,518,609	1,834,606
Trust 345, Cl. 9, 0.00%, 1/1/34[8,22]	5,170,447	754,464
Trust 351, Cl. 10, 0.00%, 4/1/34[8,22]	1,498,082	201,346
Trust 351, Cl. 8, 0.643%, 4/1/34[8]	2,457,128	326,749
Trust 356, Cl. 10, 0.00%, 6/1/35[8,22]	2,122,162	303,640
Trust 356, Cl. 12, 0.00%, 2/1/35[8,22]	1,063,559	141,598
Trust 362, Cl. 12, 0.00%, 8/1/35[8,22]	130,229	22,510
Trust 362, Cl. 13, 0.00%, 8/1/35[8,22]	136,471	22,877
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security:
Trust 322, Cl. 1, 8.139%, 4/1/32[9]	11,878,850	10,381,878
Trust 324, Cl. 1, 7.912%, 7/1/32[9]	1,014,573	890,609
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 20.561%, 9/15/22[8]	11,713,420	240,776
Series 1995-2B, Cl. 2IO, 19.564%, 6/15/25[8]	784,569	22,976
Series 1995-3, Cl. 1IO, 8.81%, 9/15/25[8]	26,695,162	194,821

		682,060,827

GNMA/Guaranteed—0.6%
Government National Mortgage Assn.:
4.50%, 10/1/39[7]	27,530,000	27,942,950
4.625%, 7/1/27[1]	6,987	7,161
7%, 1/29/28-2/8/30	1,826,859	2,012,608
8%, 1/29/28-9/29/28	706,307	802,763
11%, 11/8/19	14,612	16,225
12%, 12/9/13-9/1/15	24,721	27,725
12.50%, 12/29/13-11/29/15	713,597	766,477
13%, 10/30/15	1,042,003	1,168,228
13.50%, 6/30/15	1,459,563	1,647,873

	Principal
	Amount	Value

GNMA/Guaranteed Continued
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	$6,953,442	$7,591,249
Series 2000-12, Cl. ZA, 8%, 2/16/30	3,016,774	3,263,763
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2000-7, Cl. Z, 8%, 1/16/30	3,340,514	3,613,561
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 45.651%, 7/16/28[8]	1,511,266	226,230
Series 1998-6, Cl. SA, 63.965%, 3/16/28[8]	918,861	180,034
Series 2006-47, Cl. SA, 70.584%, 8/16/36[8]	10,695,126	1,200,464

		50,467,311

Non-Agency—12.6%
Commercial—6.1%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	10,030,000	6,856,558
Series 2008-1, Cl. A4, 6.354%, 12/1/17[1]	9,480,000	8,617,653
Series 2008-1, Cl. AM, 6.397%, 2/10/51[1]	7,805,000	5,325,736
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0.00%, 6/22/24[8,22]	2,603,089	107,514
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through Certificates, Series 2006-2, Cl. A1B, 0.366%, 9/25/36[1]	16,147	16,097
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	9,286,000	7,041,539
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 5.497%, 12/20/35[1]	509,256	345,416
Citigroup Commercial Mortgage Trust 2006-C4, Commercial Mtg. Pass-Through Certificates, Series 2006-C4, Cl. A3, 5.916%, 3/1/49[1]	7,470,000	7,027,596
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49[3]	68,053,000	67,798,298
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-C3, Cl. A4, 5.723%, 6/1/39[1]	3,960,000	3,137,389
CWALT Alternative Loan Trust 2007-8CB, Mtg. Pass-Through Certificates, Series 2007-8CB, Cl. A1, 5.50%, 5/25/37	14,119,085	10,375,511
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	3,545,694	2,360,697
Deutsche Alt-A Securities, Inc. Mortgage, Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.746%, 1/27/37[1,5]	3,959,909	1,205,297
DLJ Mortgage Acceptance Corp., Commercial Mtg. Obligations, Series 1997-CF2, Cl. B30C, 6.097%, 10/15/30[1,5]	36,400,000	4,732,000

	Principal
	Amount	Value

Commercial Continued
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	$2,890,170	$2,008,539
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.115%, 11/1/37[1]	12,721,663	8,698,945
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	2,263,403	2,290,509
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F, 4.69%, 5/15/30[1,5]	2,000,000	1,999,015
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 8/1/17	19,185,000	17,322,678
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A2, 5.381%, 3/10/39[3]	69,976,000	69,566,151
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	4,950,000	4,362,552
Indymac Index Mortgage Loan Trust 2005-AR31, Mtg. Pass-Through Certificates, Series 2005-AR31, Cl. 2 A2, 5.233%, 1/1/36[1]	1,425,458	336,849
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	9,220,000	8,827,906
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	11,190,000	9,461,316
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47	14,355,000	12,369,959
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	16,086,000	11,046,330
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	5,275,000	5,250,571
Series 2008-C2, Cl. A4, 6.068%, 2/1/51	21,180,000	15,262,552
Series 2008-C2, Cl. AM, 6.798%, 2/1/51[1]	12,600,000	6,411,690
JPMorgan Commercial Mortgage Finance Corp., Mtg. Pass-Through Certificates, Series 2000-C9, Cl. A2, 7.77%, 10/15/32	84,424	84,372
JPMorgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series 2006-A2, Cl. 3A4, 5.676%, 4/1/36[1]	6,476,129	1,891,963
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 5.774%, 1/1/37[1]	2,555,012	1,801,381
LB Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 1999-C2, Cl. C, 7.47%, 10/15/32	351,894	351,725
LB-UBS Commercial Mortgage Trust 2000-C3, Commercial Mtg. Pass-Through Certificates, Series 2000-C3, Cl. A2, 7.95%, 5/15/25	5,224,344	5,265,970
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.318%, 4/11/41[1]	6,640,000	4,950,893
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[2]	342,378	256,254
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	3,065,806	2,624,464

	Principal
	Amount	Value

Commercial Continued
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates:
Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41	$15,740,000	$11,985,264
Series 2007-IQ16, Cl. A4, 5.809%, 12/1/49	8,700,000	7,469,261
Morgan Stanley Capital I Trust 2003-IQ4, Commercial Mtg. Pass-Through Certificates, Trust 2003-IQ4, Cl. A2, 4.07%, 5/1/40[3]	30,410,000	29,938,989
Morgan Stanley Capital I Trust 2004-TOP13, Commercial Mtg. Pass-Through Certificates, Trust 2004-TOP13, Cl. A4, 4.66%, 9/1/45[3]	25,000,000	24,878,368
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 5.372%, 4/25/35[1]	378,080	84,219
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	2,599,726	1,710,268
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.83%, 2/1/37[1]	29,361,780	19,415,521
Structured Asset Mortgage Investments, Inc., Mtg. Pass-Through Certificates, Series 2002-AR3, Cl. A2, 0.996%, 9/19/32[1,5]	1,701,173	774,034
Wachovia Bank Commercial Mortgage Trust 2003-C9, Commercial Mtg. Pass-Through Certificates, Series 2003-C9, Cl. A4, 5.012%, 12/1/35[3]	34,938,000	35,122,396
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.275%, 11/15/48	2,083,000	2,071,098
Wachovia Bank Commercial Mortgage Trust 2007-C33, Commercial Mtg. Pass-Through Certificates, Series 2007-C33, Cl. A4, 5.902%, 2/1/51[1]	14,700,000	12,145,216
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. AJ, 5.956%, 5/1/46[1]	6,690,000	3,584,664
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust, Mtg. Pass-Through Certificates, Series 2006-AR15, Cl. 1A, 1.741%, 11/1/46[1,5]	3,719,162	1,751,806
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.151%, 4/1/47[1,5]	2,677,574	1,132,792
Wells Fargo Mortgage-Backed Securities 2004-V Trust, Mtg. Pass-Through Certificates, Series 2004-V, Cl. 1A1, 3.412%, 10/1/34[1]	7,688,904	7,251,740
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 4.256%, 11/1/34[1]	2,816,257	1,262,190
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 4.526%, 2/1/35[1]	13,796,168	12,389,413
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 1A3, 3.818%, 4/25/36[1]	8,525,517	6,092,015

		496,449,139

Manufactured Housing—0.2%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.10%, 9/25/36[1]	13,854,893	10,954,971

	Principal
	Amount	Value

Manufactured Housing Continued
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 5.031%, 3/25/36[1]	$4,221,413	$3,457,359

		14,412,330

Multifamily—0.1%
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through Certificates, Series 2005-A2, Cl. A2, 4.479%, 2/1/35[1]	3,196,478	2,870,847
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 2A1, 5.60%, 7/25/36[1]	6,475,929	4,837,682
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.094%, 3/25/36[1]	6,913,524	5,721,400

		13,429,929

Residential—6.2%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM, 6.002%, 8/1/17[1]	16,580,000	11,951,325
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 3.94%, 5/1/34[1,5]	11,328,169	9,145,500
Bear Stearns ARM Trust 2004-9, Mtg. Pass-Through Certificates, Series 2004-9, Cl. 23A1, 4.983%, 11/1/34[1]	5,477,010	5,228,725
Chase Mortgage Finance Trust 2006-S3, Multiclass Mtg. Pass-Through Certificates, Series 2006-S3, Cl. 1A2, 6%, 11/1/36	10,650,000	8,020,788
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 9A1, 4.566%, 2/1/37[1]	7,579,733	7,066,253
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35	8,168,499	7,493,852
CHL Mortgage Pass-Through Trust 2005-27, Mtg. Pass-Through Certificates, Series 2005-27, Cl. 2A1, 5.50%, 12/1/35	7,492,400	5,981,283
CHL Mortgage Pass-Through Trust 2005-31, Mtg. Pass-Through Certificates, Series 2005-31, Cl. 2A4, 5.445%, 1/1/36[1]	3,416,054	896,423
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	5,301,000	3,825,668
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 5.724%, 6/1/47[1,5]	6,731,554	3,635,039
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates:
Series 2007-HY4, Cl. 1A1, 6.073%, 9/1/47[1]	35,827,003	22,799,735
Series 2007-HY4, Cl. 1A2, 6.073%, 9/1/47[1,5]	8,768,310	1,402,930
Series 2007-HY4, Cl. 2A2, 6.207%, 11/1/37[1,5]	1,924,932	307,989
Series 2007-HY4, Cl. 3A2, 6.395%, 11/1/37[1,5]	2,072,131	290,098
CHL Mortgage Pass-Through Trust 2007-HY5, Mtg. Pass-Through Certificates:
Series 2007-HY5, Cl. 1A2, 5.922%, 9/1/37[1,5]	9,599,419	1,919,884

	Principal
	Amount	Value

Residential Continued
CHL Mortgage Pass-Through Trust 2007-HY5, Mtg. Pass-Through Certificates: Continued
Series 2007-HY5, Cl. 2A2, 5.955%, 9/1/37[1,5]	$2,530,756	$480,844
Series 2007-HY5, Cl. 3A2, 6.157%, 9/1/37[1,5]	6,479,455	1,360,685
Citigroup Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A2, 5.888%, 8/1/12[1]	2,810,000	2,832,488
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 4.954%, 5/1/35[1,5]	9,014,386	7,277,314
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 5.189%, 8/1/35[1]	18,309,590	11,429,027
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Asset-Backed Pass-Through Certificates, Series 2006-AR1, Cl. 3A2, 5.50%, 3/1/36[1]	9,933,431	2,343,444
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Asset-Backed Pass-Through Certificates:
Series 2006-AR2, Cl. 1A2, 5.528%, 3/1/36[1]	21,185,783	14,499,204
Series 2006-AR2, Cl. 1AB, 5.591%, 3/1/36	8,705,869	2,328,768
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	14,345,000	9,788,677
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl. 2A1, 5.50%, 10/1/21	6,645,098	5,708,437
CWALT Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl. 1A10, 6%, 2/1/37	33,460,338	22,661,830
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 3.837%, 5/1/34[1]	8,173,513	6,481,468
GSR Mortgage Loan Trust 2005-AR6, Mtg. Pass-Through Certificates:
Series 2005-AR6, Cl. 1A4, 3.716%, 9/1/35[1]	23,220,761	17,814,801
Series 2005-AR6, Cl. 3A1, 4.558%, 9/25/35[1]	10,272,415	9,144,440
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series 2005-AR7, Cl. 4A1, 5.338%, 11/1/35[1]	7,498,249	5,940,969
GSR Mortgage Loan Trust 2007-AR1, Mtg. Pass-Through Certificates, Series 2007-AR1, Cl. 4A1, 5.799%, 3/1/37[1,5]	8,278,797	6,340,611
JP Morgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series 2006-A2, Cl. 5A3, 4.439%, 11/1/33[1]	4,062,342	3,899,562
JPMorgan Mortgage Trust 2007-A1, Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 7A1, 5.294%, 7/1/35[1,5]	13,843,475	11,213,215
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A3, 5.996%, 5/1/37[1,5]	4,009,364	568,127
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.374%, 9/11/45[1]	26,810,000	19,454,357
Mastr Adjustable Rate Mortgages Trust 2006-2, Mtg. Pass-Through Certificates, Series 2006-2, Cl. 1A1, 4.337%, 4/1/36[1]	7,489,781	5,149,501

	Principal
	Amount	Value

Residential Continued
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 6.08%, 10/25/36[1]	$12,888,273	$11,085,429
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	1,236,893	1,167,706
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	9,859,030	7,731,610
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	4,016,884	2,477,395
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	9,429,000	6,994,560
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	14,431,590	10,629,080
Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through Certificates, 5.756%, 7/1/37[1,5]	7,316,129	525,298
Salomon Brothers Mortgage Securities VII, Inc., CMO:
Series 2001-UP2, Cl. AF2, 7.25%, 10/25/31	88,072	93,674
Series 2000-UP1, Cl. A2, 8%, 9/25/30	316,639	285,956
Salomon Smith Barney RV Trust, Recreational Vehicles Mtg. Obligations, Series 2001-1, Cl. B, 6.64%, 4/15/18	1,628,447	1,633,986
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg. Pass-Through Certificates, Series 2003-AR9, Cl. 2A, 2.881%, 9/25/33[1]	3,885,817	3,615,919
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 4.822%, 10/1/35[1]	8,644,681	7,016,588
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 5.922%, 9/1/36[1]	9,141,126	7,565,816
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 4A1, 5.392%, 2/1/37[1]	44,951,912	28,962,274
Series 2007-HY1, Cl. 5A1, 5.737%, 2/1/37[1]	26,912,598	19,527,111
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 1A1, 5.564%, 12/1/36[1]	30,759,743	19,812,637
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 4A1, 5.32%, 3/1/37[1]	28,242,236	22,215,020
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 4A1, 5.499%, 9/25/36[1]	25,870,852	19,438,398
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 5.667%, 6/25/37[1]	13,492,400	8,859,734
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg. Pass-Through Certificates, Series 2007-HY7, Cl. 2A1, 5.79%, 7/1/37[1]	7,333,936	4,606,241
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg. Pass-Through Certificates, Series 2005-AR16, Cl. 2A1, 4.418%, 10/1/35[1]	5,061,158	4,391,006

	Principal
	Amount		Value

Residential Continued
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 3A2, 4.393%, 7/1/36[1,5]	$2,085,808		$396,304
Series 2006-AR10, Cl. 4A2, 5.557%, 7/1/36[1,5]	7,768,750		1,476,063
Series 2006-AR10, Cl. 5A3, 5.592%, 7/1/36[1]	3,732,628		2,760,442
Series 2006-AR10, Cl. 5A6, 5.592%, 7/1/36[1]	39,912,077		29,885,381
Series 2006-AR10, Cl. 2A2, 5.60%, 7/1/36[1,5]	5,510,335		991,860
Wells Fargo Mortgage-Backed Securities 2006-AR13 Trust, Mtg. Pass-Through Certificates, Series 2006-AR13, Cl. A4, 5.747%, 9/1/36[1]	29,050,000		18,835,950
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 2A1, 5.24%, 4/1/36[1]	5,973,234		4,600,926

			504,265,625

Total Mortgage-Backed Obligations (Cost $1,959,971,643)			1,761,085,161

U.S. Government Obligations—2.2%
Federal Home Loan Bank Unsec. Bonds, 3.625%, 10/18/13	22,230,000		23,445,892
Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14	44,800,000		44,943,674
Federal National Mortgage Assn. Nts.:
3%, 9/16/14	31,585,000		32,157,983
4.375%, 10/15/15[11]	22,491,000		24,224,291
Resolution Funding Corp. Bonds, Residual Funding STRIPS, 5.913%, 1/15/21[12]	11,580,000		7,187,173
U.S. Treasury Bills, 0.10%, 10/15/09[10]	39,700,000		39,697,221
U.S. Treasury Bonds, STRIPS, 4.989%, 2/15/16[12]	11,271,000		9,321,838

Total U.S. Government Obligations (Cost $177,261,521)			180,978,072

Foreign Government Obligations—28.6%
Argentina—0.4%
Argentina (Republic of) Bonds:
0.943%, 8/3/12[1]	8,860,876		7,211,518
Series GDP, 1.626%, 12/15/35[1]	23,710,000		1,695,265
Series V, 7%, 3/28/11	4,160,000		3,778,782
Series VII, 7%, 9/12/13	1,205,000		931,164
Argentina (Republic of) Sr. Unsec. Nts., 7%, 10/3/15	21,410,000		14,729,640

			28,346,369

Australia—0.1%
New South Wales Treasury Corp. Bonds:
Series 12, 6%, 5/1/12	2,205,000	AUD	1,983,553
Series 14, 5.50%, 8/1/14	3,210,000	AUD	2,816,796

			4,800,349

Belgium—0.1%
Belgium (Kingdom of) Bonds, Series 44, 5%, 3/28/35	4,425,000	EUR	7,142,494

	Principal
	Amount		Value

Brazil—4.3%
Banco Nacional de Desenvolvimento Economico e Social Nts., 6.369%, 6/16/18[2,3]	$9,320,000		$9,844,250
Brazil (Federal Republic of) Bonds:
6%, 1/17/17[3]	26,685,000		29,006,595
8%, 1/15/18	174,722		203,202
8.875%, 10/14/19	6,055,000		7,886,638
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
10%, 1/10/10	10,582,000	BRR	6,118,206
10%, 1/1/12	159,624,000	BRR	89,523,768
10%, 1/1/14	36,620,000	BRR	19,616,667
10%, 1/1/17	319,200,000	BRR	161,898,660
10.878%, 5/15/45	9,870,000	BRR	10,164,948
Brazil (Federal Republic of) Nts., 7.875%, 3/7/15	7,950,000		9,412,800
Brazil (Federal Republic of) Sr. Nts., 5.875%, 1/15/19	5,780,000		6,242,400

			349,918,134

Canada—0.2%
Ontario (Province of) Bonds, 4.20%, 3/8/18	9,235,000	CAD	8,956,048
Quebec (Province of) Nts., 4.50%, 12/1/18	9,150,000	CAD	8,955,574

			17,911,622

Colombia—0.7%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[2]	9,427,000,000	COP	4,520,567
Colombia (Republic of) Bonds:
7.375%, 9/18/37[3]	10,402,000		11,806,270
12%, 10/22/15	29,864,000,000	COP	18,418,644
Colombia (Republic of) Nts., 11.75%, 3/1/10	5,175,000,000	COP	2,773,056
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	15,960,000		18,330,060
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17	350,000		402,850
Colombia (Republic of) Unsec. Unsub. Bonds, 9.85%, 6/28/27	4,473,000,000	COP	2,481,942

			58,733,389

Denmark—0.1%
Denmark (Kingdom of) Bonds, 4%, 11/15/17	30,400,000	DKK	6,240,496
Egypt—0.9%
Egypt (The Arab Republic of) Treasury Bills:
Series 182, 9.576%, 10/20/09[12]	20,850,000	EGP	3,770,129
Series 182, 9.704%, 11/3/09[12]	31,000,000	EGP	5,585,409
Series 182, 9.679%, 11/10/09[12]	6,950,000	EGP	1,249,977
Series 182, 9.595%, 12/8/09[12]	31,175,000	EGP	5,569,797
Series 273, 9.595%, 12/8/09[12]	31,275,000	EGP	5,587,664
Series 364, 9.59%, 10/20/09[12]	43,600,000	EGP	7,883,818

	Principal
	Amount		Value

Egypt Continued
Egypt (The Arab Republic of) Treasury Bills: Continued
Series 364, 9.827%, 11/3/09[12]	44,250,000	EGP	$7,978,994
Series 364, 9.656%, 11/10/09[12]	137,900,000	EGP	24,811,097
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%, 7/15/12[2,3]	62,285,000	EGP	11,433,633

			73,870,518

France—0.7%
France (Government of) Bonds, 3.75% 10/25/19	9,575,000	EUR	14,269,379
France (Government of) Obligations Assimilables du Tresor Bonds, 4%, 10/25/38	9,555,000	EUR	13,802,903
France (Government of) Treasury Nts., 1.50%, 9/12/11	21,925,000	EUR	32,218,899

			60,291,181

Germany—2.0%
Germany (Federal Republic of) Bonds:
3.50%, 7/4/19	32,685,000	EUR	48,946,620
Series 03, 3.75%, 7/4/13	51,485,000	EUR	79,750,292
Series 08, 4.75%, 7/4/40	10,005,000	EUR	16,702,008
Germany (Federal Republic of) Treasury Bills, Series 23, 0.495%, 12/9/09[12]	12,150,000	EUR	17,725,032

			163,123,952

Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[2]	4,400,000		4,422,000
Greece—0.4%
Greece (Republic of) Bonds, 4.60%, 5/20/13	22,695,000	EUR	35,214,878
Hungary—1.4%
Hungary (Republic of) Bonds:
Series 10/C, 6.75%, 4/12/10	705,000,000	HUF	3,818,857
Series 11/B, 6%, 10/12/11	190,000,000	HUF	1,006,687
Series 11/C, 6.75%, 4/22/11	3,506,700,000	HUF	18,849,089
Series 11/A, 7.50%, 2/12/11	95,000,000	HUF	518,298
Series 12/C, 6%, 10/24/12	4,604,000,000	HUF	24,029,958
Series 12/B, 7.25%, 6/12/12	2,032,000,000	HUF	10,994,511
Series 13/D, 6.75%, 2/12/13	1,130,000,000	HUF	6,015,184
Series 14/C, 5.50%, 2/12/14	1,217,700,000	HUF	6,113,238
Series 15/A, 8%, 2/12/15	4,866,000,000	HUF	26,860,954
Series 17/B, 6.75%, 2/24/17	475,700,000	HUF	2,436,053
Series 19/A, 6.50%, 6/24/19	2,820,000,000	HUF	13,932,701

			114,575,530

	Principal
	Amount		Value

Indonesia—0.9%
Indonesia (Republic of) Nts.:
6.75%, 3/10/14[2]	$3,484,000		$3,788,850
6.875%, 1/17/18[2]	21,501,000		23,328,585
7.25%, 4/20/15[2]	10,270,000		11,425,375
Indonesia (Republic of) Sr. Unsec. Nts.:
7.75%, 1/17/38[2]	3,280,000		3,657,200
10.375%, 5/4/14[2]	3,840,000		4,694,400
11.625%, 3/4/19[2]	5,111,000		7,219,288
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[2]	13,940,000		16,937,100

			71,050,798

Israel—0.5%
Israel (State of) Bonds:
5.50%, 2/28/17	60,080,000	ILS	17,418,654
Series 2682, 7.50%, 3/31/14	68,180,000	ILS	21,658,667

			39,077,321

Italy—0.7%
Italy (Republic of) Treasury Bonds:
Buoni del Tesoro Poliennali, 3.75%, 12/15/13	25,481,000	EUR	38,720,560
Buoni del Tesoro Poliennali, 5.25%, 8/1/11	13,710,000	EUR	21,440,413

			60,160,973

Japan—3.1%
Japan (Government of) Bonds:
2 yr., 0.20%, 10/15/11[7]	1,489,000,000	JPY	16,574,487
5 yr., Series 72, 1.50%, 6/20/13[7]	5,657,500,000	JPY	65,516,768
10 yr., Series 279, 2%, 3/20/16[7]	1,484,000,000	JPY	17,807,835
10 yr., Series 282, 1.70%, 9/20/16[7]	4,152,000,000	JPY	48,957,429
10 yr., Series 301, 1.50%, 6/20/19[7]	3,701,000,000	JPY	42,148,645
20 yr., Series 112, 2.10%, 6/20/29[7]	5,199,000,000	JPY	58,603,297

			249,608,461

Mexico—2.6%
United Mexican States Bonds:
5.625%, 1/15/17	2,860,000		2,982,980
Series A, 6.375%, 1/16/13	6,840,000		7,534,260
Series M 10, 7.75%, 12/14/17[1]	558,200,000	MXN	41,204,317
Series MI10, 8%, 12/19/13	1,021,470,000	MXN	77,860,883
Series M10, 8%, 12/17/15	190,000,000	MXN	14,334,111
Series MI10, 9.50%, 12/18/14[1]	171,000,000	MXN	13,794,532
Series M20, 10%, 12/5/24[1]	469,000,000	MXN	40,172,698
United Mexican States Sr. Unsec. Bonds, 6.05%, 1/11/40	675,000		676,688

	Principal
	Amount		Value

Mexico Continued
United Mexican States Sr. Unsec. Nts., 5.875%, 2/17/14[3]	$11,175,000		$12,013,125

			210,573,594

Norway—0.0%
Norway (Kingdom of) Bonds, 6.50%, 5/15/13	18,500,000	NOK	3,530,290

Panama—0.5%
Panama (Republic of) Bonds:
6.70%, 1/26/36	7,375,000		8,186,250
7.25%, 3/15/15	18,905,000		21,693,488
8.875%, 9/30/27	4,925,000		6,525,625
9.375%, 4/1/29	5,500,000		7,535,000

			43,940,363

Peru—1.4%
Peru (Republic of) Bonds:
7.35%, 7/21/25	6,200,000		7,269,500
7.84%, 8/12/20	61,210,000	PEN	25,028,596
9.91%, 5/5/15	70,149,000	PEN	31,213,085
Series 7, 8.60%, 8/12/17	71,402,000	PEN	30,636,259
Series 8-1, 12.25%, 8/10/11	9,850,000	PEN	4,065,841
Peru (Republic of) Sr. Nts., 4.54%, 2/28/16[12]	14,029,589		10,905,200
Peru (Republic of) Sr. Unsec. Nts., 7.125%, 3/30/19	3,797,000		4,398,825

			113,517,306

Philippines—0.3%
Philippines (Republic of the) Bonds, 8%, 1/15/16	8,590,000		9,964,400
Philippines (Republic of the) Unsec. Bonds:
7.75%, 1/14/31	7,320,000		8,353,950
9%, 2/15/13	930,000		1,090,425
Power Sector Assets & Liabilities Management Corp. Gtd. Sr. Unsec. Nts., 7.25%, 5/27/19[2]	4,750,000		5,082,500

			24,491,275

Poland—0.3%
Poland (Republic of) Bonds:
Series WS0922, 5.75%, 9/23/22	8,880,000	PLZ	2,959,192
Series 0414, 5.75%, 4/25/14[5]	19,875,000	PLZ	6,942,151
Series 0511, 4.25%, 5/24/11	48,475,000	PLZ	16,759,588

			26,660,931

	Principal
	Amount		Value

Portugal—0.1%
Portugal (Republic of) Obrigacoes Do Tesouro Bonds, 5%, 6/15/12	5,025,000	EUR	$7,951,274
Spain—0.1%
Spain (Government of) Bonos Y Oblig Del Estado, 4.25% 1/31/14	5,085,000	EUR	7,963,156
Sweden—0.1%
Sweden (Kingdom of) Bonds, Series 1050, 3%, 7/12/16	45,725,000	SEK	6,520,946
The Netherlands—0.1%
Netherlands (Kingdom of the) Bonds, 5%, 7/15/11	6,885,000	EUR	10,747,052
Turkey—4.6%
Turkey (Republic of) Bonds:
6.75%, 4/3/18[3]	11,135,000		11,789,738
7%, 9/26/16	20,140,000		21,777,382
7%, 3/11/19	4,415,000		4,735,088
10.673%, 5/11/11[12]	54,600,000	TRY	32,221,027
12.047%, 2/2/11[12]	62,260,000	TRY	37,750,789
14%, 1/19/11[1]	38,490,000	TRY	27,753,521
16%, 3/7/12[1]	240,590,000	TRY	185,468,302
Series CPI, 10%, 2/15/12[1]	16,920,000	TRY	15,518,165
Series CPI, 12%, 8/14/13[1]	15,695,000	TRY	14,104,481
Turkey (Republic of) Nts.:
7.25%, 3/15/15[3]	10,915,000		11,951,925
7.50%, 7/14/17	2,600,000		2,879,500
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19	7,425,000		8,223,188

			374,173,106

United Kingdom—0.7%
United Kingdom Treasury Bonds:
2.25%, 3/7/14	10,861,000	GBP	17,130,862
4.25%, 3/7/11	10,390,000	GBP	17,400,792
4.75%, 12/7/38	13,435,000	GBP	23,895,672

			58,427,326

Uruguay—0.6%
Uruguay (Oriental Republic of) Bonds:
4.945%, 4/5/27	167,100,000	UYU	7,421,421
7.625%, 3/21/36	6,690,000		7,091,400
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25	7,470,000		7,697,835
Uruguay (Oriental Republic of) Unsec. Bonds:
5%, 9/14/18	232,960,000	UYU	14,063,241
8%, 11/18/22	13,350,000		15,018,750

			51,292,647

Venezuela—0.6%
Venezuela (Republic of) Bonds, 9%, 5/7/23	9,715,000		7,334,825

	Principal
	Amount		Value

Venezuela Continued
Venezuela (Republic of) Nts.:
8.50%, 10/8/14	$8,240,000		$7,374,800
10.75%, 9/19/13	5,970,000		5,940,150
Venezuela (Republic of) Unsec. Bonds, 7.65%, 4/21/25	20,045,000		13,329,925
Venezuela (Republic of) Unsec. Nts.:
6%, 12/9/20	6,770,000		4,163,550
13.625%, 8/15/18[5]	9,860,000		10,155,800

			48,299,050

Total Foreign Government Obligations (Cost $2,165,578,837)			2,332,576,781

Loan Participations—2.5%
Bayerische Hypo-und Vereinsbank AG for the City of Kiev, Ukraine Nts., 8.625%, 7/15/11[2]	20,560,000		17,167,600
Credit Suisse First Boston International, Export-Import Bank of Ukraine:
7.65% Sr. Sec. Bonds, 9/7/11	2,800,000		2,506,000
8.40% Sec. Nts., 2/9/16	12,860,000		9,773,600
Dali Capital plc/Bank of Moscow, 7.25% Sec. Nts., Series 28, Tranche 1, 11/25/09	136,600,000	RUR	4,562,993
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[2,13]	31,310,000		29,431,400
7.51% Sr. Sec. Nts., 7/31/13[2,3]	15,360,000		16,320,000
8.625% Sr. Sec. Nts., 4/28/34[2]	135,000		148,163
Kuznetski Capital SA/Bank of Moscow, 7.375% Nts., 1/26/10[2]	6,585,000		6,749,625
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/20/15[1]	13,635,000		13,703,175
RSHB Capital SA/OJSC Russian Agricultural Bank, 7.75% Nts., 5/29/18[2]	5,090,000		5,260,006
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13[2,3]	13,630,000		13,715,188
TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67% Sec. Bonds, 3/5/14[2]	5,970,000		5,814,392
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[2]	16,800,000		17,661,000
VTB Capital SA:
6.25% Sr. Nts., 6/30/35[2]	6,690,000		6,271,875
6.315% Sub. Unsec. Nts., 2/4/15	39,855,000		39,107,719
6.875% Sr. Sec. Nts., 5/29/18[2]	11,820,000		11,701,800

Total Loan Participations (Cost $202,232,735)			199,894,536

Corporate Bonds and Notes—28.5%
Consumer Discretionary—3.6%
Auto Components—0.1%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15[2,3]	9,820,000		9,672,700
Goodyear Tire & Rubber Co. (The), 9% Sr. Unsec. Nts., 7/1/15	2,150,000		2,241,375

			11,914,075

	Principal
	Amount	Value

Automobiles—0.5%
Case New Holland, Inc., 7.125% Sr. Unsec. Nts., 3/1/14[3]	$10,975,000	$10,810,375
Daimler Finance North America LLC:
5.75% Unsec. Unsub. Nts., Series E, 9/8/11	1,966,000	2,066,274
5.875% Sr. Unsec. Unsub. Nts., 3/15/11	3,505,000	3,638,460
Ford Motor Co., 7.45% Bonds, 7/16/31	10,380,000	8,459,700
Ford Motor Credit Co. LLC:
7.50% Sr. Unsec. Unsub. Nts., 8/1/12	4,690,000	4,506,729
8% Unsec. Nts., 6/1/14	9,970,000	9,593,862

		39,075,400

Diversified Consumer Services—0.1%
Service Corp. International:
6.75% Sr. Unsec. Nts., 4/1/15	3,655,000	3,600,175
7% Sr. Unsec. Unsub. Nts., 6/15/17[5]	1,625,000	1,592,500

		5,192,675

Hotels, Restaurants & Leisure—1.0%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13[5]	3,390,000	2,796,750
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13[2,4]	10,575,000	2,617,313
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18[2]	11,341,000	9,072,800
Harrah’s Operating Escrow LLC/Harrah’s Escrow Group, 11.25% Sr. Sec. Nts., 6/1/17[2]	3,100,000	3,200,750
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14	5,575,000	4,989,625
Las Vegas Sands Corp., 6.375% Sr. Unsec. Nts., 2/15/15	1,500,000	1,350,000
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15[2]	14,255,000	5,238,713
McDonald’s Corp., 5.80% Sr. Unsec. Nts., 10/15/17	1,586,000	1,780,935
MGM Mirage, Inc.:
6.75% Sr. Unsec. Nts., 4/1/13	2,370,000	1,993,763
8.50% Sr. Unsec. Nts., 9/15/10	1,655,000	1,650,863
Mohegan Tribal Gaming Authority, 6.125% Sr. Unsec. Sub. Nts., 2/15/13	3,220,000	2,680,650
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts., 3/15/10	5,595,000	5,622,975
Peninsula Gaming LLC:
8.375% Sr. Sec. Nts., 8/15/15[2]	925,000	929,625
10.75% Sr. Unsec. Nts., 8/15/17[2]	2,295,000	2,317,950
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19[2]	5,490,000	5,531,175
Pinnacle Entertainment, Inc.:
8.25% Sr. Unsec. Sub. Nts., 3/15/12	2,603,000	2,616,015
8.625% Sr. Nts., 8/1/17[2]	905,000	914,050
Pokagon Gaming Authority, 10.375% Sr. Nts., 6/15/14[2]	3,465,000	3,620,925
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[4,5,6]	10,850,000	—
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14[4]	21,670,000	866,800

	Principal
	Amount	Value

Hotels, Restaurants & Leisure Continued
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	$5,420,000	$4,986,400
Wendy’s/Arby’s Group, Inc., 10% Sr. Unsec. Nts., 7/15/16[2]	7,070,000	7,547,225
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14	6,600,000	6,402,000

		78,727,302

Household Durables—0.2%
Jarden Corp., 7.50% Sr. Unsec. Sub. Nts., 5/1/17	8,325,000	8,137,688
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13	2,370,000	1,836,750
8.875% Sr. Sub. Nts., 4/1/12	6,655,000	5,623,475
Lennar Corp., 12.25% Sr. Unsec. Nts., 6/1/17	1,785,000	2,186,625

		17,784,538

Media—1.5%
Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts., 12/15/12	5,007,000	4,731,615
AMC Entertainment, Inc., 8% Sr. Unsec. Sub. Nts., 3/1/14	5,800,000	5,626,000
American Media Operations, Inc.:
9% Sr. Unsec. Nts., 5/1/13[2]	2,071	1,305
12.02% Sr. Sub. Nts., 11/1/13[2]	8,804,267	5,546,688
Belo Corp.:
6.75% Sr. Unsec. Unsub. Nts., 5/30/13	450,000	424,688
7.75% Sr. Unsec. Unsub. Debs., 6/1/27	4,495,000	3,556,669
CCH I LLC/CCH I Capital Corp., 11% Sr. Sec. Nts., 10/1/15[4]	9,770,000	1,856,300
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., 10.25% Sr. Unsec. Nts., 9/15/10[4,6]	3,880,000	4,384,400
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8.375% Sr. Nts., Second Lien, 4/30/14[2]	3,305,000	3,387,625
12.875% Sr. Sec. Nts., 9/15/14[1,2]	3,340,000	3,632,250
Cinemark USA, Inc., 8.625% Sr. Nts., 6/15/19[2]	1,965,000	2,041,144
Comcast Corp., 5.70% Unsec. Unsub. Nts., 5/15/18	6,277,000	6,612,449
Fisher Communications, Inc., 8.625% Sr. Unsec. Nts., 9/15/14	1,385,000	1,288,050
Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13	14,198,000	12,920,180
Marquee Holdings, Inc., 9.505% Sr. Nts., 8/15/14[1]	2,520,000	2,097,900
Mediacom LLC/Mediacom Capital Corp., 9.125% Sr. Nts., 8/15/19[2]	5,585,000	5,766,513
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14[4,5]	2,445,000	6,357
6.875% Sr. Unsec. Sub. Nts., 10/1/13[4,5]	8,285,000	21,541
News America, Inc., 6.15% Sr. Unsec. Unsub. Nts., 3/1/37	2,928,000	2,874,245
NTL Cable plc, 9.125% Sr. Nts., 8/15/16	3,905,000	4,031,913
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12	12,360,000	10,969,500

	Principal
	Amount		Value

Media Continued
Time Warner Cable, Inc.:
6.20% Sr. Unsec. Nts., 7/1/13	$4,265,000		$4,650,953
8.75% Sr. Unsub. Nts., 2/14/19	2,361,000		2,914,246
Time Warner, Inc., 6.50% Sr. Unsec. Debs., 11/15/36	4,364,000		4,480,986
TL Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[2]	5,830,000		5,538,500
Valassis Communications, Inc., 8.25% Sr. Unsec. Unsub. Nts., 3/1/15	7,030,000		6,335,788
Virgin Media Finance plc:
8.75% Sr. Unsec. Nts., 4/15/14	2,225,000		2,280,625
9.50% Sr. Bonds, 8/15/16	3,650,000		3,859,875
Warner Music Group Corp., 7.375% Sr. Sub. Bonds, 4/15/14	7,760,000		7,469,000
WMG Acquisition Corp., 9.50% Sr. Sec. Nts., 6/15/16[2]	2,215,000		2,347,900

			121,655,205

Specialty Retail—0.1%
Home Depot, Inc. (The), 5.875% Sr. Unsec. Unsub. Nts., 12/16/36	5,389,000		5,245,863
Leslie’s Poolmart, Inc., 7.75% Sr. Unsec. Nts., 2/1/13[5]	4,990,000		5,014,950

			10,260,813

Textiles, Apparel & Luxury Goods—0.1%
Levi Strauss & Co., 9.75% Sr. Unsec. Unsub. Nts., 1/15/15	8,520,000		8,903,400
Consumer Staples—1.7%
Beverages—0.3%
AmBev International Finance Co. Ltd., 9.50%
Sr. Unsec. Unsub. Nts., 7/24/17[1,2]	13,860,000	BRR	7,588,733
Cott Beverages USA, Inc., 8% Unsec. Sub. Nts., 12/15/11	8,825,000		8,813,969
Diageo Capital plc, 7.375% Sr. Unsec. Unsub. Nts., 1/15/14	2,486,000		2,884,787
PepsiCo, Inc., 7.90% Sr. Unsec. Nts., 11/1/18	2,798,000		3,539,095

			22,826,584

Food & Staples Retailing—0.4%
Albertson’s, Inc., 8% Sr. Unsec. Debs., 5/1/31	9,055,000		8,172,138
CVS Caremark Corp., 6.60% Nts., 3/15/19	2,784,000		3,143,932
Kroger Co. (The), 7.50% Sr. Unsec., Nts., 1/15/14	2,501,000		2,885,929
Real Time Data Co., 11% Nts., 5/31/09[4,5,6,14]	8,836,185		—
Rite Aid Corp.:
7.50% Sr. Sec. Nts., 3/1/17	9,120,000		8,071,200
9.50% Sr. Unsec. Unsub. Nts., 6/15/17	3,330,000		2,713,950
Wal-Mart Stores, Inc.:
5.80% Sr. Unsec. Unsub. Nts., 2/15/18	5,908,000		6,647,528
6.20% Sr. Unsec. Nts., 4/15/38	3,498,000		3,995,101

			35,629,778

	Principal
	Amount	Value

Food Products—0.8%
Chiquita Brands International, Inc.:
7.50% Sr. Unsec. Nts., 11/1/14	$5,030,000	$5,030,000
8.875% Sr. Unsec. Unsub. Nts., 12/1/15	4,480,000	4,636,800
Dean Foods Co., 7% Sr. Unsec. Unsub. Nts., 6/1/16[3]	11,530,000	11,039,975
Del Monte Corp., 7.50% Sr. Sub. Nts., 10/15/19[2,7]	445,000	451,675
Dole Food Co., Inc.:
8% Sr. Sec. Nts., 10/1/16[2]	1,780,000	1,795,575
8.875% Sr. Unsec. Nts., 3/15/11	6,176,000	6,214,600
JBS USA LLC/JBS USA Finance, Inc., 11.625% Sr. Nts., 5/1/14[2]	5,765,000	6,226,200
Kraft Foods, Inc., 6.125% Sr. Unsec. Unsub. Nts., 2/1/18	6,303,000	6,690,074
MHP SA, 10.25% Sr. Sec. Sub. Bonds, 11/30/11[2]	5,365,000	4,788,263
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
10.625% Sr. Sub. Nts., 4/1/17	10,660,000	10,939,825
Smithfield Foods, Inc., 7% Sr. Nts., 8/1/11[3]	8,975,000	8,660,875

		66,473,862

Personal Products—0.1%
Elizabeth Arden, Inc., 7.75% Sr. Unsec. Sub. Nts., 1/15/14	5,315,000	5,075,825
Tobacco—0.1%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	4,688,000	5,832,045
Philip Morris International, Inc., 5.65% Sr. Unsec. Unsub. Nts., 5/16/18	3,346,000	3,567,632

		9,399,677

Energy—4.3%
Energy Equipment & Services—0.2%
Helix Energy Solutions Group, Inc., 9.50% Sr. Unsec. Nts., 1/15/16[2]	6,725,000	6,758,625
Key Energy Services, Inc., 8.375% Sr. Unsec. Nts., 12/1/14	5,455,000	5,209,525
Pride International, Inc., 8.50% Sr. Nts., 6/15/19	2,735,000	3,022,175

		14,990,325

Oil, Gas & Consumable Fuels—4.1%
Anadarko Petroleum Corp., 7.625% Sr. Unsec. Nts., 3/15/14	3,711,000	4,239,877
Arch Coal, Inc., 8.75% Sr. Nts., 8/1/16[2]	5,425,000	5,614,875
Atlas Energy Resources LLC, 10.75% Sr. Nts., 2/1/18[2]	9,235,000	9,627,488
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15	5,105,000	4,135,050
Berry Petroleum Co.:
8.25% Sr. Sub. Nts., 11/1/16	4,330,000	4,178,450
10.25% Sr. Unsec. Nts., 6/1/14	4,945,000	5,303,513
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16	4,705,000	4,975,538
Canadian Natural Resources Ltd., 6.75% Sr. Unsec. Unsub. Nts., 2/1/39	3,300,000	3,727,875
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16	9,055,000	8,624,888

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Cimarex Energy Co., 7.125% Sr. Nts., 5/1/17	$2,425,000	$2,267,375
Concho Resources, Inc., 8.625% Sr. Unsec. Nts., 10/1/17	1,335,000	1,375,050
ConocoPhillips, 6.50% Sr. Unsec. Nts., 2/1/39	8,935,000	10,336,124
Continental Resources, Inc., 8.25% Sr. Unsec. Nts., 10/1/19[2]	1,115,000	1,151,238
Denbury Resources, Inc., 7.50% Sr. Sub. Nts., 12/15/15	7,900,000	7,880,250
Enterprise Products Operating LLP:
6.50% Sr. Unsec. Unsub. Nts., 1/31/19	3,141,000	3,435,638
8.375% Jr. Sub. Nts., 8/1/66[1]	10,470,000	9,801,794
Forest Oil Corp.:
7.25% Sr. Unsec. Nts., 6/15/19[2]	3,690,000	3,468,600
8.50% Sr. Nts., 2/15/14[2]	6,605,000	6,687,563
Gaz Capital SA:
8.125% Nts., 7/31/14[2]	6,200,000	6,665,000
8.146% Sr. Sec. Nts., 4/11/18[2]	6,670,000	7,078,871
Kazmunaigaz Finance Sub BV:
9.125% Nts., 7/2/18[2]	16,470,000	17,952,300
11.75% Sr. Unsec. Nts., 1/23/15[2]	33,200,000	39,425,000
Kinder Morgan Energy Partners LP, 6% Sr. Unsec. Nts., 2/1/17	4,222,000	4,420,628
Marathon Oil Corp., 5.90% Unsec. Unsub. Nts., 3/15/18	4,014,000	4,202,024
Mariner Energy, Inc., 11.75% Sr. Unsec. Nts., 6/30/16	5,075,000	5,493,688
Massey Energy Co., 6.875% Sr. Unsec. Nts., 12/15/13	8,275,000	8,026,750
Newfield Exploration Co., 6.625% Sr. Unsec. Unsub. Nts., 4/15/16	4,545,000	4,476,825
North American Energy Alliance LLC, 10.875% Sr. Sec. Nts., 6/1/16[2]	3,110,000	3,218,850
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Unsub. Nts., 6/15/38[2]	12,660,000	11,963,700
Petrobras International Finance Co., 7.875% Sr. Unsec. Nts., 3/15/19	5,970,000	6,917,738
Petrohawk Energy Corp., 10.50% Sr. Nts., 8/1/14[2]	4,835,000	5,221,800
Petroleos Mexicanos, 8% Unsec. Unsub. Nts., 5/3/19	3,830,000	4,393,010
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[2]	7,700,000	8,758,750
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl. A3, 6/15/11[2]	15,342,004	14,981,620
Pioneer Natural Resources Co.:
6.65% Sr. Unsec. Nts., 3/15/17	610,000	583,675
6.875% Sr. Unsec. Unsub. Nts., 5/1/18	1,010,000	969,150
Plains Exploration & Production Co., 10% Sr. Unsec. Nts., 3/1/16	9,785,000	10,592,263
Quicksilver Resources, Inc.:
7.125% Sr. Sub. Nts., 4/1/16	4,310,000	3,760,475
8.25% Sr. Unsec. Nts., 8/1/15	1,815,000	1,778,700
11.75% Sr. Nts., 1/1/16	4,575,000	5,066,813
SandRidge Energy, Inc., 9.875% Sr. Unsec. Nts., 5/15/16[2,3]	8,280,000	8,673,300
Shell International Finance BV, 6.375% Sr. Nts., 12/15/38	4,955,000	5,906,821
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18[2]	3,955,000	4,014,325

	Principal
	Amount		Value

Oil, Gas & Consumable Fuels Continued
Tengizchevroil LLP, 6.124% Nts., 11/15/14[2,3]	$14,442,651		$14,298,225
TGI International Ltd., 9.50% Nts., 10/3/17[2]	5,508,000		5,948,640
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	3,407,000		4,363,273
Western Refining, Inc., 11.25% Sr. Sec. Nts., 6/15/17[2]	5,980,000		5,681,000
Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32	4,087,000		4,700,181
XTO Energy, Inc.:
5.50% Sr. Unsec. Nts., 6/15/18	2,348,000		2,427,266
6.50% Sr. Unsec. Unsub. Nts., 12/15/18	3,721,000		4,115,046

			332,906,893

Financials—6.5%
Capital Markets—0.9%
Credit Suisse New York, 5% Sr. Unsec. Nts., 5/15/13[3]	10,613,000		11,244,930
Deutsche Bank AG, London, 4.875% Sr. Unsec. Nts., 5/20/13	4,227,000		4,507,711
Goldman Sachs Group, Inc. (The):
6% Sr. Nts., 5/1/14	1,435,000		1,562,808
6.15% Sr. Unsec. Nts., 4/1/18[3]	12,896,000		13,587,909
7.50% Sr. Unsec. Nts., 2/15/19	10,304,000		11,804,128
Morgan Stanley, 6% Sr. Unsec. Unsub. Nts., Series F, 4/28/15	23,209,000		24,611,636
UBS AG Stamford CT, 5.75% Sr. Unsec. Nts., 4/25/18	3,228,000		3,286,036

			70,605,158

Commercial Banks—2.2%
Banco BMG SA, 9.15% Nts., 1/15/16[2,3]	17,395,000		18,264,750
Banco de Credito del Peru, 6.95% Sub. Nts., 11/7/21[1,2]	5,425,000		5,452,125
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16	20,340,000	EUR	30,142,406
4.50% Sr. Sec. Nts., 7/13/21	11,660,000	EUR	16,483,741
Barclays Bank plc, 5.20% Sr. Unsec. Nts., 7/10/14	2,491,000		2,635,172
Corparacion Adina de Fomento, 8.125% Nts., 6/4/19	4,080,000		4,755,660
Hana Bank, 6.50% Sr. Unsec. Nts., 4/9/12[2]	5,700,000		6,113,455
HSBC Finance Corp.:
4.75% Sr. Unsec. Nts., 7/15/13	2,382,000		2,424,345
5.70% Sr. Unsec. Nts., 6/1/11	3,670,000		3,808,454
HSBC Holdings plc, 6.80% Sub. Nts., 6/1/38	5,386,000		6,063,947
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17[2]	3,440,000		2,838,000
9.25% Sr. Nts., 10/16/13[2,3]	40,440,000		39,226,800
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[1,2]	18,530,000		15,204,180
Inter-American Development Bank:
6.26% Nts., 12/8/09[1,5]	7,500,000	BRR	5,439,998
8.729% Nts., 1/25/12[1]	3,356,071,549	COP	1,641,564

	Principal
	Amount		Value

Commercial Banks Continued
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/10[4,5,6]	$5,010,000		$—
Salisbury International Investments Ltd., 4.66% Sec. Nts., Series 2006-003, Tranche E, 7/20/11[1,5]	5,000,000		3,722,500
Wells Fargo & Co., 5.25% Sr. Unsec. Unsub. Nts., 10/23/12	14,032,000		14,986,036

			179,203,133

Consumer Finance—0.3%
American Express Credit Corp.:
5.875% Sr. Unsec. Nts., 5/2/13	4,848,000		5,146,011
7.30% Sr. Unsec. Nts., Series C, 8/20/13	4,379,000		4,862,056
Capital One Bank USA NA, 8.80% Sub. Nts., 7/15/19	2,612,000		3,024,479
JSC Astana Finance, 9.16% Nts., 3/14/12[4,5]	26,000,000		3,250,000
SLM Corp.:
4.50% Nts., Series A, 7/26/10	9,540,000		9,272,250
8.45% Sr. Unsec. Nts., Series A, 6/15/18	4,246,000		3,392,214

			28,947,010

Diversified Financial Services—2.0%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[2,3]	19,044,299		11,521,801
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	3,275,000	EUR	4,676,081
Banco Invex SA, 27.615% Mtg.-Backed Certificates, Series 062U, 3/13/34[1,15]	17,204,645	MXN	4,115,628
Bank of America Corp.:
4.90% Sr. Unsec. Nts., 5/1/13	6,560,000		6,732,771
5.65% Sr. Unsec. Nts., 5/1/18	16,560,000		16,378,602
Bear Stearns Cos. LLC (The), 7.25% Sr. Unsec. Nts., 2/1/18[3]	9,418,000		10,772,902
Citigroup, Inc.:
5.50% Sr. Unsec. Nts., 4/11/13[3]	24,595,000		25,196,667
6.50% Sr. Nts., 8/19/13	6,605,000		6,941,875
Cloverie plc, 4.542% Sec. Nts., Series 2005-93, 12/20/10[1,5]	6,700,000		5,824,310
Export-Import Bank of Korea (The), 5.875% Sr. Unsec. Nts., 1/14/15	6,200,000		6,552,656
GMAC LLC, 8% Sr. Unsec. Unsub. Nts., 11/1/31[2]	5,665,000		4,616,975
JPMorgan Chase & Co., 6.40% Sr. Unsec. Nts., 5/15/38	17,062,000		19,167,997
JPMorgan Hipotecaria su Casita:
6.47% Sec. Nts., 8/26/35[5]	20,232,960	MXN	1,259,416
25.79% Mtg.-Backed Certificates, Series 06U, 9/25/35[1]	9,992,157	MXN	1,792,769
Korea Development Bank, 8% Sr. Nts., 1/23/14	6,500,000		7,437,105
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	15,361,000		17,364,013
National Rural Utilities Cooperative Finance Corp., 10.375% Sec. Bonds, 11/1/18	2,312,000		3,063,391
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97[2,16]	14,710,000		6,028,791

			159,443,750

	Principal
	Amount		Value

Insurance—0.4%
American International Group, Inc., 8.25% Sr. Unsec. Nts., 8/15/18	$8,934,000		$7,603,620
International Lease Finance Corp.:
6.375% Sr. Unsec. Nts., 3/25/13	3,398,000		2,727,846
6.625% Sr. Unsec. Nts., Series R, 11/15/13	2,442,000		1,938,596
MetLife, Inc., 6.817% Sr. Unsec. Nts., Series A, 8/15/18	3,016,000		3,362,481
MidAmerican Energy Holdings Co., 5.75% Sr. Unsec. Nts., 4/1/18	8,793,000		9,509,814
Multiplan, Inc., 10.375% Sr. Sub. Nts., 4/15/16[5]	7,990,000		7,750,300
Prudential Financial, Inc., 7.375% Sr. Unsec. Unsub. Nts., 6/15/19	2,122,000		2,372,351

			35,265,008

Real Estate Investment Trusts—0.1%
HCP, Inc.:
6% Sr. Unsec. Nts., 1/30/17	1,535,000		1,436,203
6.70% Sr. Unsec. Nts., 1/30/18	3,090,000		2,977,635
Simon Property Group LP, 5.30% Sr. Unsec. Nts., 5/30/13	3,758,000		3,846,550

			8,260,388
Thrifts & Mortgage Finance—0.6%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[2]	4,617,000		3,532,005
WM Covered Bond Program:
3.875% Sec. Nts., Series 1, 9/27/11	8,572,000	EUR	12,878,760
4% Sec. Mtg. Nts., Series 2, 9/27/16	20,065,000	EUR	28,791,319
4.375% Sec. Nts., 5/19/14	2,180,000	EUR	3,271,898

			48,473,982

Health Care—1.8%
Biotechnology—0.1%
Amgen, Inc., 5.70% Sr. Nts., 2/1/19	2,705,000		2,978,960
Health Care Equipment & Supplies—0.2%
Biomet, Inc., 10.375% Sr. Unsec. Nts., 10/15/17[3,14]	10,155,000		10,840,463
Inverness Medical Innovations, Inc., 7.875% Sr. Nts., 2/1/16[2]	3,160,000		3,065,200
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15[14]	4,650,000		4,580,250

			18,485,913

Health Care Providers & Services—1.1%
Apria Healthcare Group, Inc.:
11.25% Sr. Sec. Nts., 11/1/14[2]	5,070,000		5,475,600
12.375% Sr. Sec. Nts., 11/1/14[2]	2,670,000		2,863,575
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15[14]	3,485,000		3,049,375
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15[3]	10,695,000		10,989,113
DaVita, Inc., 6.625% Sr. Unsec. Nts., 3/15/13	2,740,000		2,726,300
Fresenius Medical Care Capital Trust IV, 7.875% Sr. Sub. Nts., 6/15/11	1,395,000		1,426,388

	Principal
	Amount	Value

Health Care Providers & Services Continued
HCA, Inc.:
6.375% Nts., 1/15/15	$10,270,000	$9,191,650
8.50% Sr. Sec. Nts., 4/15/19[2]	2,280,000	2,394,000
HEALTHSOUTH Corp., 10.75% Sr. Unsec. Nts., 6/15/16	9,625,000	10,491,250
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15[3]	12,476,000	11,743,035
Tenet Healthcare Corp., 7.375% Nts., 2/1/13	3,990,000	3,970,050
UnitedHealth Group, Inc., 6.875% Sr. Unsec. Nts., 2/15/38	4,234,000	4,688,994
US Oncology Holdings, Inc., 5.592% Sr. Unsec. Nts., 3/15/12[1,5,14]	3,798,000	3,323,250
US Oncology, Inc., 9.125% Sr. Sec. Nts., 8/15/17[2]	4,420,000	4,674,150
Vanguard Health Holding Co. I LLC, 0%/11.25% Sr. Nts., 10/1/15[16]	6,275,000	6,557,375
WellPoint, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/37	3,193,000	3,479,249

		87,043,354

Pharmaceuticals—0.4%
Abbott Laboratories, 5.60% Sr. Unsec. Nts., 11/30/17	3,271,000	3,611,505
AstraZeneca plc, 6.45% Sr. Unsec. Unsub. Nts., 9/15/37	3,232,000	3,817,273
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	5,865,000	6,026,288
Eli Lilly & Co., 4.20% Sr. Unsec. Nts., 3/6/14	2,563,000	2,723,280
GlaxosmithKline Capital, Inc., 6.375% Sr. Unsec. Nts., 5/15/38	4,399,000	5,204,505
Merck & Co., Inc., 5% Sr. Unsec. Unsub. Nts., 6/30/19	3,114,000	3,328,564
Pfizer, Inc., 7.20% Sr. Unsec. Nts., 3/15/39	5,202,000	6,570,048
Wyeth, 5.95% Nts., 4/1/37	3,833,000	4,235,986

		35,517,449

Industrials—2.8%
Aerospace & Defense—0.4%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	6,560,000	6,363,200
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18[3]	10,320,000	10,603,800
TransDigm, Inc., 7.75% Nts, 7/15/14[2,7]	2,285,000	2,219,306
United Technologies Corp.:
6.125% Sr. Unsec. Nts., 2/1/19	5,245,000	6,011,788
6.125% Sr. Unsec. Nts., 7/15/38	2,417,000	2,794,543
Vought Aircraft Industries, Inc., 8% Sr. Nts., 7/15/11	5,695,000	5,666,525

		33,659,162

Airlines—0.2%
American Airlines Pass Through Trust 2001-2, 7.858% Pass-Through Certificates, Series 2001-2, Cl. A-2, 10/1/11[5]	6,570,000	6,561,788
American Airlines Pass Through Trust 2009-1A, 10.375% Pass-Through Certificates, Series 2009-1A, 7/2/19[5]	1,630,000	1,766,513

	Principal
	Amount	Value

Airlines Continued
American Airlines, Inc., 10.50% Sr. Sec. Nts., 10/15/12[5,7]	$3,625,000	$3,706,563
Delta Air Lines, Inc.:
9.50% Sr. Sec. Nts., 9/15/14	1,335,000	1,333,331
12.25% Sr. Sec. Nts., 3/15/15[2]	5,765,000	5,404,688

		18,772,883

Building Products—0.0%
USG Corp., 9.75% Sr. Unsec. Nts., 8/1/14[2]	2,720,000	2,856,000
Commercial Services & Supplies—0.4%
Acco Brands Corp., 10.625% Sr. Sec. Nts., 3/15/15[2]	1,335,000	1,401,750
Allied Waste North America, Inc., 7.375% Sr. Sec. Nts., Series B, 4/15/14[3]	7,145,000	7,443,311
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05[4,5,6]	3,462,000	—
Aramark Services, Inc., 8.50% Sr. Unsec. Nts., 2/1/15	2,305,000	2,336,694
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	4,085,000	4,238,188
Iron Mountain, Inc.:
7.75% Sr. Sub. Nts., 1/15/15	2,070,000	2,095,875
8.375% Sr. Sub. Bonds, 8/15/21	2,705,000	2,799,675
West Corp., 9.50% Sr. Unsec. Nts., 10/15/14	11,235,000	11,066,475

		31,381,968

Construction & Engineering—0.3%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[2]	18,955,728	19,524,400
Odebrecht Finance Ltd., 9.625% Sr. Unsec. Nts., 4/9/14[2]	6,335,000	7,380,275

		26,904,675

Industrial Conglomerates—0.6%
General Electric Capital Corp.:
5.40% Sr. Unsec. Nts., Series A, 9/20/13[3]	7,831,000	8,429,923
5.90% Sr. Unsec. Unsub. Nts., 5/13/14[3]	4,838,000	5,195,078
6.875% Sr. Unsec. Nts., 1/10/39	10,421,000	10,949,459
General Electric Co., 5.25% Sr. Unsec. Nts., 12/6/17[3]	16,026,000	16,473,879
Tyco International Finance SA, 8.50% Sr. Unsec. Unsub. Nts., 1/15/19	2,871,000	3,506,384

		44,554,723

Machinery—0.2%
Caterpillar Financial Services Corp., 7.15% Sr. Unsec. Nts., 2/15/19	4,518,000	5,248,077
Manitowoc Co., Inc. (The), 7.125% Sr. Nts., 11/1/13	6,630,000	5,768,100
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	6,565,000	6,056,213

		17,072,390

Professional Services—0.1%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[2]	5,515,000	4,687,750

	Principal
	Amount	Value

Road & Rail—0.5%
Avis Budget Car Rental LLC, 7.625% Sr. Unsec. Unsub. Nts., 5/15/14	$10,525,000	$9,525,125
CSX Corp.:
6.25% Sr. Unsec. Unsub. Nts., 4/1/15	4,387,000	4,857,708
7.375% Sr. Unsec. Nts., 2/1/19	1,084,000	1,277,851
Hertz Corp., 10.50% Sr. Unsec. Sub. Nts., 1/1/16	5,965,000	6,233,425
Norfolk Southern Corp., 5.75% Sr. Unsec. Nts., 1/15/16[2]	4,445,000	4,863,968
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26[2]	9,073,680	7,576,523
RailAmerica, Inc., 9.25% Sr. Sec. Nts., 7/1/17[2]	2,675,000	2,815,438

		37,150,038

Trading Companies & Distributors—0.1%
RSC Equipment Rental, Inc., 10% Sr. Sec. Nts., 7/15/17[2]	1,315,000	1,420,200
United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14	6,340,000	5,547,500

		6,967,700

Information Technology—1.0%
Computers & Peripherals—0.2%
International Business Machines Corp., 8% Sr. Unsec. Unsub. Nts., 10/15/38	4,624,000	6,459,076
Seagate Technology HDD Holdings, 6.80% Sr. Nts., 10/1/16	1,235,000	1,139,288
Seagate Technology International, 10% Sr. Sec. Nts., 5/1/14[2,3]	8,920,000	9,789,700

		17,388,064

Electronic Equipment & Instruments—0.2%
Flextronics International Ltd., 6.50% Sr. Unsec. Sub. Nts., 5/15/13	6,739,000	6,604,220
RBS Global, Inc./Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16	6,105,000	5,555,550
Sanmina-SCI Corp., 8.125% Sr. Sub. Nts., 3/1/16[3]	11,945,000	11,228,300

		23,388,070

IT Services—0.4%
Affiliated Computer Services, Inc., 5.20% Sr. Unsec. Nts., 6/1/15	4,110,000	4,058,625
First Data Corp., 9.875% Sr. Unsec. Nts., 9/24/15[3]	9,795,000	9,097,106
Sabre Holdings Corp., 7.35% Sr. Unsec. Unsub. Nts., 8/1/11	5,515,000	5,528,788
SunGard Data Systems, Inc.:
9.125% Sr. Unsec. Nts., 8/15/13[3]	9,160,000	9,297,400
10.25% Sr. Unsec. Sub. Nts., 8/15/15	3,769,000	3,863,225

		31,845,144

Office Electronics—0.0%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	3,001,000	3,125,851
Semiconductors & Semiconductor Equipment—0.1%
Amkor Technology, Inc., 9.25% Sr. Unsec. Nts., 6/1/16	5,255,000	5,438,925

	Principal
	Amount	Value

Software—0.1%
Oracle Corp., 5.75% Sr. Unsec. Unsub. Nts., 4/15/18	$3,718,000	$4,103,616
Materials—2.4%
Chemicals—0.7%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18[2,3]	10,745,000	10,798,725
Dow Chemical Co. (The), 7.60% Sr. Unsec. Unsub. Nts., 5/15/14	5,135,000	5,688,384
E.I. du Pont de Nemours & Co.:
5.75% Sr. Nts., 3/15/19	1,977,000	2,183,798
6% Sr. Unsec. Unsub. Nts., 7/15/18	2,312,000	2,590,388
Hexion US Finance Corp./Hexion Nova Scota Finance ULC, 9.75% Sr. Sec. Nts., 11/15/14	3,600,000	3,114,000
Huntsman International LLC:
5.50% Sr. Unsec. Nts., 6/30/16[2]	2,235,000	1,910,925
7.375% Sr. Unsub. Nts., 1/15/15	7,579,000	6,915,838
7.875% Sr. Unsec. Sub. Nts., 11/15/14	955,000	895,313
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub. Nts., 12/1/16	20,030,000	13,319,950
Nalco Co., 8.875% Unsec. Sub. Nts., 11/15/13	4,230,000	4,367,475
PolyOne Corp., 8.875% Sr. Unsec. Nts., 5/1/12	2,690,000	2,730,350

		54,515,146

Construction Materials—0.1%
C10 Capital SPV Ltd., 6.722% Unsec. Perpetual Debs.[2,3,17]	10,200,000	8,073,249
Containers & Packaging—0.5%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14	12,250,000	11,729,375
Crown Americas, Inc., 7.75% Sr. Nts., 11/15/15	3,630,000	3,711,675
Graham Packaging Co., Inc.:
8.50% Sr. Unsec. Nts., 10/15/12	3,780,000	3,836,700
9.875% Sr. Unsec. Sub. Nts., 10/15/14	8,495,000	8,771,088
Graphic Packaging International, Inc.:
9.50% Sr. Nts., 6/15/17[2]	3,430,000	3,661,525
9.50% Sr. Unsec. Nts., 6/15/17[2]	7,050,000	7,525,875

		39,236,238

Metals & Mining—0.9%
Alcoa, Inc., 6.75% Sr. Unsec. Unsub. Nts., 7/15/18	2,297,000	2,306,480
BHP Billiton Finance (USA) Ltd., 6.50% Sr. Unsec. Unsub. Nts., 4/1/19	5,319,000	6,182,322
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[5]	3,750,000	3,764,063
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17[3]	7,610,000	8,106,423
Novelis, Inc.:
7.25% Sr. Unsec. Nts., 2/15/15[1]	8,260,000	7,186,200
11.50% Sr. Unsec. Nts., 2/15/15[2]	1,800,000	1,827,000

	Principal
	Amount		Value

Metals & Mining Continued
Rio Tinto Finance (USA) Ltd.:
5.875% Sr. Unsec. Unsub. Nts., 7/15/13	$4,033,000		$4,349,687
9% Sr. Unsec. Nts., 5/1/19	1,926,000		2,368,930
Steel Dynamics, Inc., 7.375% Sr. Unsec. Unsub. Nts., 11/1/12	5,110,000		5,186,650
Teck Resources Ltd., 10.25% Sr. Sec. Nts., 5/15/16	6,595,000		7,485,325
Vale Overseas Ltd., 6.875% Bonds, 11/21/36	1,272,000		1,322,612
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18[2]	24,020,000		23,779,800
Voto-Votorantim Overseas Trading Operations, 6.625% Sr. Unsec. Nts., 9/25/19[2]	4,500,000		4,505,625

			78,371,117

Paper & Forest Products—0.2%
Celulosa Arauco y Constitucion SA, 7.25% Sr. Unsec. Nts., 7/29/19[2]	3,700,000		4,089,558
Georgia-Pacific LLC:
7.70% Debs., 6/15/15	2,585,000		2,623,775
8.25% Sr. Unsec. Nts., 5/1/16[2,3]	6,890,000		7,182,825
PE Paper Escrow GmbH, 12% Sr. Sec. Nts., 8/1/14[2]	2,705,000		2,926,759

			16,822,917

Telecommunication Services—2.1%
Diversified Telecommunication Services—1.3%
AT&T Wireless Services, Inc., 8.125% Sr. Unsec. Nts., 5/1/12	3,345,000		3,819,468
AT&T, Inc., 6.70% Sr. Unsec. Unsub. Nts., 11/15/13	8,791,000		9,970,691
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[2]	2,985,000		3,044,700
British Telecom plc, 5.15% Sr. Unsec. Unsub. Nts., 1/15/13	3,202,000		3,338,873
Cincinnati Bell, Inc., 8.25% Sr. Nts., 10/15/17[7]	4,565,000		4,499,355
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13[3]	11,475,000		11,302,875
Deutsche Telekom International Finance BV, 6.75% Sr. Unsec. Nts., 8/20/18	4,563,000		5,118,951
Intelsat Subsidiary Holding Co. Ltd., 8.50% Sr. Unsec. Nts., 1/15/13[2]	4,400,000		4,477,000
PAETEC Holding Corp., 9.50% Sr. Unsec. Unsub. Nts., 7/15/15	6,320,000		5,767,000
Qwest Corp., 8.875% Unsec. Unsub. Nts., 3/15/12	5,315,000		5,620,613
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	3,788,000		4,513,595
Telefonica del Peru SA, 8% Sr. Unsec. Bonds, 4/11/16[2]	21,925,200	PEN	8,031,947
Telmar Norte Leste SA, 9.50% Sr. Unsec. Nts., 4/23/19[2]	5,395,000		6,474,000
Verizon Communications, Inc.:
6.90% Sr. Unsec. Unsub. Bonds, 4/15/38	3,280,000		3,748,974
8.95% Sr. Unsec. Unsub. Nts., 3/1/39	8,564,000		11,772,545
Windstream Corp.:
7.875% Sr. Nts., 11/1/17[5,7]	1,265,000		1,260,256
8.125% Sr. Unsec. Unsub. Nts., 8/1/13	5,525,000		5,704,563
8.625% Sr. Unsec. Unsub. Nts., 8/1/16	4,710,000		4,839,525

			103,304,931

	Principal
	Amount		Value

Wireless Telecommunication Services—0.8%
America Movil SAB de CV, 8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	33,200,000	MXN	$1,896,692
American Tower Corp., 7.25% Sr. Unsec. Nts., 5/15/19[2]	8,865,000		9,153,113
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75% Sr. Sec. Nts., 5/1/17[2]	5,250,000		5,460,000
Cricket Communications, Inc., 7.75% Sr. Sec. Nts., 5/15/16[2]	8,015,000		8,175,300
MetroPCS Wireless, Inc., 9.25% Sr. Unsec. Nts., 11/1/14	5,290,000		5,435,475
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	12,290,000		11,091,725
SBA Telecommunications, Inc., 8% Sr. Nts., 8/15/16[2]	3,605,000		3,704,138
SBA Telecommunications, Inc., 8.25% Sr. Nts., 8/15/19[2]	1,750,000		1,811,250
Sprint Capital Corp., 8.75% Nts., 3/15/32[3]	18,620,000		17,689,000
Teligent, Inc., 11.50% Sr. Nts., 12/1/08[4,5,6]	5,135,000		—
Vodafone Group plc, 5.625% Sr. Unsec. Unsub. Nts., 2/27/17	3,777,000		4,009,860

			68,426,553

Utilities—2.3%
Electric Utilities—1.3%
Centrais Eletricas Brasileiras SA, 6.857% Sr. Unsec. Unsub. Nts., 7/30/19[2]	4,600,000		4,991,000
Duke Energy Carolinas LLC, 7% Sec. Bonds, Series C, 11/15/18	3,893,000		4,668,474
Duke Energy Corp., 6.30% Sr. Unsec. Unsub. Nts., 2/1/14	6,109,000		6,765,980
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	10,820,000		9,088,800
Eletropaulo Metropolitana SA, 19.125% Nts., 6/28/10[5]	8,680,000	BRR	5,193,497
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[2]	5,200,000		5,655,000
Energy Future Holdings Corp., 10.875% Sr. Unsec. Nts., 11/1/17	9,120,000		6,931,200
FPL Group Capital, Inc., 6% Sr. Unsec. Nts., 3/1/19	2,600,000		2,921,732
Georgia Power Co., 5.95% Sr. Unsec. Bonds, 2/1/39	1,963,000		2,201,681
ISA Capital do Brasil SA, 8.80% Sr. Nts., 1/30/17[2]	4,140,000		4,471,200
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[2]	20,225,000		21,600,624
Majapahit Holding BV:
7.25% Nts., 10/17/11[2]	7,460,000		7,795,700
7.75% Nts., 10/17/16[2]	12,365,000		13,045,075
8% Sr. Unsec. Nts., 8/7/19[2]	4,300,000		4,611,750
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	421,000,000	PHP	8,032,588
Texas Competitive Electric Holdings Co. LLC, 10.25% Sr. Unsec. Nts., Series A, 11/1/15	3,660,000		2,653,500

			110,627,801

Energy Traders—0.6%
AES Corp. (The), 8% Sr. Unsec. Unsub. Nts., 10/15/17	2,220,000		2,244,975
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16	13,040,000		12,257,600

	Principal
	Amount		Value

Energy Traders Continued
Electric Power Development Co. Ltd., 1.80% Gtd. Unsec. Nts., 6/28/10	470,000,000	JPY	$5,292,703
Mirant North America LLC, 7.375% Sr. Unsec. Nts., 12/31/13	4,115,000		4,115,000
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17	3,540,000		3,433,800
7.375% Sr. Nts., 2/1/16	5,640,000		5,470,800
8.50% Sr. Unsec. Nts., 6/15/19	4,495,000		4,523,094
Reliant Energy, Inc., 7.625% Sr. Unsec. Unsub. Nts., 6/15/14	8,655,000		8,535,994

			45,873,966

Multi-Utilities—0.4%
Consolidated Edison Co. of New York, Inc., 7.125% Sr. Unsec. Nts., 12/1/18	7,193,000		8,548,924
Dominion Resources, Inc., 6.40% Sr. Unsec. Nts., 6/15/18	5,939,000		6,661,307
Pacific Gas & Electric Co.:
6.25% Sr. Unsec. Nts., 12/1/13	5,744,000		6,458,416
8.25% Sr. Unsec. Nts., 10/15/18	3,658,000		4,657,077
Sempra Energy, 9.80% Sr. Unsec. Nts., 2/15/19	3,627,000		4,654,083

			30,979,807

Total Corporate Bonds and Notes (Cost $2,217,483,495)			2,320,569,141

	Shares

Preferred Stocks—0.0%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.[5,6,14]	338,141		—
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.[5,6]	44,000		—
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.[5,6,14]	5,816		—
Total Preferred Stocks (Cost $15,761,480)			—

Common Stocks—0.2%
American Media, Inc.[5,6]	10,986		110
Arco Capital Corp. Ltd.[5,6,18]	2,383,674		5,959,185
Charter Communications, Inc.[6]	222,137		5,317,816
Global Aero Logistics, Inc.[5,6]	32,791		32,791
MHP SA, GDR[2,6]	235,715		2,475,008
Orbcomm, Inc.[6]	30,391		82,664
Premier Holdings Ltd.[5,6]	799,833		—

Total Common Stocks (Cost $40,605,569)			13,867,574

	Units		Value

Rights, Warrants and Certificates—0.0%
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/115,6 (Cost $30,592)	4,020		$40

	Principal
	Amount

Structured Securities—7.5%
Citigroup Funding, Inc.:
Ghana (Republic of) Credit Linked Nts., 12.08%, 6/9/10	2,290,000	GHS	1,488,895
Ghana (Republic of) Credit Linked Nts., 12.08%, 6/9/10	2,290,000	GHS	1,488,895
Ghana (Republic of) Credit Linked Nts., 12.08%, 6/9/10	2,290,000	GHS	1,488,895
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/18/19	61,950,000,000	IDR	6,967,372
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/18/19	62,010,000,000	IDR	6,974,120
Indonesia (Republic of) Credit Linked Nts., 9.50%, 6/17/15	30,980,000,000	IDR	3,213,394
Indonesia (Republic of) Credit Linked Nts., 9.50%, 6/17/15	30,510,000,000	IDR	3,164,643
Indonesia (Republic of) Credit Linked Nts., 9.50%, 6/17/15	64,520,000,000	IDR	6,692,323
Citigroup Global Markets Holdings, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 9.762%, 1/3/17[5]	26,180,000	BRR	12,944,655
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	7,885,000,000	COP	4,585,821
Colombia (Republic of) Credit Linked Nts., 13.083%, 2/26/15[5,15]	5,641,000,000	COP	6,050,774
Colombia (Republic of) Credit Linked Nts., Series 01, 13.083%, 2/26/15[5,15]	2,091,000,000	COP	2,242,895
Colombia (Republic of) Credit Linked Nts., Series 02, 13.083% 12/26/15[5,15]	3,187,000,000	COP	3,418,511
Colombia (Republic of) Credit Linked Nts., Series II, 15%, 4/27/12[2]	4,498,269,508	COP	2,790,163
Colombia (Republic of) Total Return Linked Nts., 11%, 5/19/11	14,440,000,000	COP	8,166,977
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12	7,206,900,000	COP	4,470,258
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12	8,514,000,000	COP	5,281,019
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12[5]	10,490,000,000	COP	6,506,681
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12[2]	174,700,000	DOP	4,736,244
Ghana (Republic of) Credit Linked Nts., 13.50%, 4/2/10[2]	10,330,000	GHS	6,826,783
Ukraine Hryvnia Unsec. Credit Linked Nts., 11.94%, 1/2/10[2]	6,780,000	UAH	791,856
Credit Suisse First Boston International:
Boryspil Airport Total Return Linked Nts., 10%, 4/19/10[1]	16,740,000	UAH	1,760,760
Lukoil Credit Linked Nts., Series Fbi 105, 7.25%, 11/19/09[1,5]	242,139,000	RUR	8,062,618
Moitk Total Return Linked Nts., 3/26/11[4,5]	188,019,000	RUR	626
Moscow (City of) Credit Linked Nts., Series Fbi 101, 10%, 12/31/10[2]	220,335,000	RUR	7,343,468
Oreniz Total Return Linked Nts., 9.24%, 2/21/12[1,5]	417,305,000	RUR	10,284,507
Pemex Project Funding Master Trust Credit Linked Nts., 1.741%, 5/12/11	50,000,000		49,449,761
Ukraine (Republic of) Credit Linked Nts., Series EMG 13, 11.94%, 12/30/09	16,568,000	UAH	1,886,165
Vietnam Shipping Industry Group Total Return Linked Nts., 10.50%, 1/19/17[5]	53,361,000,000	VND	1,773,853
Credit Suisse First Boston, Inc. (Nassau Branch):
Russian Specialized Construction & Installation Administration Credit Linked Nts., 5/20/10[4,5]	320,000,000	RUR	1,066
Ukraine (Republic of) Credit Linked Nts., 11.94%, 12/30/09[5]	200,000	UAH	22,769

	Principal
	Amount		Value

Structured Securities Continued
Credit Suisse First Boston, Inc. (Nassau Branch): Continued
Ukraine (Republic of) Credit Linked Nts., Series EMG 11, 11.94%, 12/30/09	4,995,000	UAH	$568,650
Ukraine (Republic of) Credit Linked Nts., Series NPC 12, 11.94%, 12/30/09[5]	32,180,000	UAH	3,663,494
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return Linked Nts., 9.25%, 6/24/12[5]	368,300,000	RUR	11,928,601
Deutsche Bank AG:
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.09%, 1/5/11	28,420,922	MXN	1,986,959
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.65%, 1/5/11	18,698,259	MXN	1,307,230
Coriolanus Ltd. Sec. Credit Linked Nts., 10.62%, 9/10/10[5]	9,200,000		3,132,600
Coriolanus Ltd. Sec. Credit Linked Nts., 9.32%, 12/31/17[5,15]	55,040,000	BRR	15,016,171
Coriolanus Ltd. Sec. Credit Linked Nts., Series 112, 8.33%, 12/7/09[1,5]	5,475,000		5,410,231
Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11[1,5,15]	6,050,000		6,155,210
European Investment Bank, Russian Federation Credit Linked Nts., 5.702%, 1/19/10[5,12]	5,820,000		5,670,950
Grupo TMM SA Credit Linked Nts., 6%, 9/7/12	8,185,635		3,140,009
Indonesia (Republic of) Credit Linked Nts., 9.50%, 6/22/15	6,360,000		6,240,006
Indonesia (Republic of) Credit Linked Nts., Series 02, 12.80%, 6/22/21	76,200,000,000	IDR	9,038,637
Opic Reforma I Credit Linked Nts., Cl. 1A, 6.916%, 9/24/14[1,5]	36,680,000	MXN	2,717,641
Opic Reforma I Credit Linked Nts., Cl. 1B, 6.916%, 9/24/14[1,5]	7,336,000	MXN	543,528
Opic Reforma I Credit Linked Nts., Cl. 1C, 6.916%, 9/24/14[1,5]	12,226,667	MXN	905,880
Opic Reforma I Credit Linked Nts., Cl. 1D, 6.916%, 9/24/14[1,5]	6,113,333	MXN	452,940
Opic Reforma I Credit Linked Nts., Cl. 1E, 6.916%, 9/24/14[1,5]	8,558,667	MXN	634,116
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.405%, 5/22/15[1,5]	3,500,072	MXN	259,322
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.405%, 5/22/15[1,5]	6,123,460	MXN	453,690
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.405%, 5/22/15[1,5]	92,326,918	MXN	6,840,551
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.405%, 5/22/15[1,5]	6,728,659	MXN	498,530
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.405%, 5/22/15[1,5]	4,888,497	MXN	362,191
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.405%, 5/22/15[1,5]	3,122,038	MXN	231,313
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.405%, 5/22/15[1,5]	574,952	MXN	42,599
Peru (Republic of) Credit Linked Bonds, 3.242%, 4/30/25[5,7,12]	7,224,294		4,109,348
Peru (Republic of) Credit Linked Bonds, 3.269%, 4/30/25[5,12]	5,771,365		3,280,500
Peru (Republic of) Credit Linked Bonds, 3.346%, 4/30/25[5,12]	5,424,837		3,083,530
Ukraine (Republic of) 5 yr. Credit Linked Nts., 4.05%, 8/27/10	5,690,000		3,851,675
Ukraine (Republic of) 5.5 yr. Credit Linked Nts., 4.05%, 3/1/11	5,740,000		3,381,721
Ukraine (Republic of) 6 yr. Credit Linked Nts., 4.05%, 8/29/11	5,740,000		2,969,015
Ukraine (Republic of) 6.5 yr. Credit Linked Nts., 4.05%, 2/29/12	5,740,000		2,704,573
Ukraine (Republic of) 7 yr. Credit Linked Nts., 4.05%, 8/30/12	5,740,000		2,511,135
United Mexican States Credit Linked Nts., 9.52%, 1/5/11	18,644,936	MXN	1,303,502
Deutsche Bank AG, Singapore, Vietnam Shipping Industry Group Total Return Linked Nts., 9%, 4/20/17	128,300,000,000	VND	4,291,583
Dresdner Bank AG, Lukoil Credit Linked Nts., Series 3, 7.04%, 12/12/11[1,2]	134,130,000	RUR	4,115,725

	Principal
	Amount		Value

Structured Securities Continued
Eirles Two Ltd. Sec. Nts.:
Series 324, 4.841%, 4/30/12[1,5]	$14,300,000		$7,436,000
Series 335, 3.291%, 4/30/12[1,5]	16,700,000		12,082,450
Goldman Sachs & Co., Turkey (Republic of) Credit Linked Nts., 14.802%, 3/29/17[2,12]	77,520,000	TRY	18,422,753
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.48%, 2/8/37[5,12]	237,059,200,000	COP	4,831,575
Hallertau SPC Credit Linked Nts., Series 2008-2A, 6.764%, 9/17/13[1,5]	50,090,000		50,525,783
Hallertau SPC Philippines (Republic of) Credit Linked Nts., Series 2007-01, 3.211%, 12/20/17[1,5]	16,640,000		12,296,960
Hallertau SPC Segregated Portfolio, Brazil (Federal Republic of) Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10[4,5,12]	36,418,983	BRR	2,055,711
HSBC Bank USA NA, Brazil (Federal Republic of) Credit Linked Nts., 5/9/11[1,5,7]	9,200,000		9,200,000
ING Bank NV, Ukraine (Republic of) Credit Linked Nts., Series 725, 11.89%, 12/30/09[5]	38,336,000	UAH	4,391,956
JPMorgan Chase Bank NA:
Brazil (Federal Republic of) Credit Linked Nts., 10.908%, 5/16/45[5]	7,895,000	BRR	7,961,668
Colombia (Republic of) Credit Linked Bonds, 10.244%, 10/31/16[5,12]	52,420,000,000	COP	14,012,003
Colombia (Republic of) Credit Linked Bonds, 10.359%, 1/5/16[5,12]	54,300,000,000	COP	15,816,537
Colombia (Republic of) Credit Linked Bonds, Series A, 10.244%, 10/31/16[5,12]	52,197,000,000	COP	13,952,394
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/15/19[5]	14,620,000,000	IDR	1,641,252
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/15/19[5]	31,060,000,000	IDR	3,486,818
Peru (Republic of) Credit Linked Nts., 8.193%, 9/2/15[2,12]	25,410,000	PEN	5,978,099
Swaziland (Kingdom of) Credit Linked Nts., 7.25%, 6/20/10[5]	9,185,000		9,455,958
JPMorgan Chase Bank NA, London Branch, Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/17/21[2]	65,480,000,000	IDR	7,715,028
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12[5]	21,898,718		22,704,591
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[5]	7,680,000,000	COP	3,462,040
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[2]	15,216,000	PEN	4,198,766
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	279,567,886	RUR	4,448,995
Morgan Stanley & Co. International Ltd./Red Arrow International Leasing plc Total Return Linked Nts., Series A, 8.375%, 7/9/12	85,604,822	RUR	2,690,484
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.563%, 1/5/22[2,12]	109,310,000	BRR	4,514,621
Ukraine (Republic of) Credit Linked Nts., 3.476%, 10/15/17[1,5]	21,300,000		10,011,000
Ukraine (Republic of) Credit Linked Nts., Series 2, 4.346%, 10/15/17[1,5]	5,400,000		2,538,000
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[5]	300,000		233,880
WTI Trading Ltd. Total Return Linked Nts., Series A, 15%, 3/8/12	19,510,295		18,368,943
WTI Trading Ltd. Total Return Linked Nts., Series C, 15%, 3/8/12	29,321,562		27,620,911
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11[5]	4,650,997	GHS	2,278,956

Total Structured Securities (Cost $738,298,501)			608,014,255

	Principal
	Amount	Value

Event-Linked Bonds—1.0%
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 3.357%, 5/22/12[1,2]	$4,862,000	$4,729,754
Atlas V Capital Ltd. Catastrophe Linked Nts., Series 2, 12.097%, 2/24/12[1,2]	1,930,000	1,985,391
East Lane Re III Ltd. Catastrophe Linked Nts., 10.847%, 3/16/12[1,2]	7,643,000	7,942,415
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 4.383%, 8/10/11[1,2]	7,010,000	6,890,129
Lakeside Re Ltd. Catastrophe Linked Nts., 6.783%, 12/31/09[1,2]	10,580,000	10,575,768
Medquake Ltd. Catastrophe Linked Nts., 5.54%, 5/31/10[1,2]	4,000,000	3,933,000
Midori Ltd. Catastrophe Linked Nts., 3.259%, 10/24/12[1,2]	4,300,000	4,124,990
Muteki Ltd. Catastrophe Linked Nts., 4.84%, 5/24/11[1,5]	5,200,000	4,982,380
Nelson Re Ltd. Catastrophe Linked Nts., Series 2007-I, Cl. A, 12.34%, 6/21/10[1,2]	8,580,000	8,287,422
Osiris Capital plc Catastrophe Linked Combined Mortality Index Nts., Series D, 5.509%, 1/15/10[1,2]	3,230,000	3,218,372
Residential Reinsurance 2007 Ltd. Catastrophe Linked Nts.:
Series CL2, 11.861%, 6/6/11[1,2]	6,680,000	6,411,965
Series CL3, 12.611%, 6/7/10[1,2]	3,000,000	3,067,200
Vega Capital Ltd. Catastrophe Linked Nts., Series D, 0%, 6/24/11[5,12]	10,693,000	14,168,225
Willow Re Ltd. Catastrophe Linked Nts., 6/16/10[2,4]	8,150,000	5,480,875

Total Event-Linked Bonds (Cost $85,657,528)		85,797,886

	Shares

Investment Companies—11.1%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[19,20]	621,931	621,931
Oppenheimer Institutional Money Market Fund, Cl. E, 0.27%[18,19]	218,406,057	218,406,057
Oppenheimer Master Event-Linked Bond Fund, LLC[6,18]	3,242,904	34,016,334
Oppenheimer Master Loan Fund, LLC[6,18]	65,013,938	647,763,527

Total Investment Companies (Cost $898,713,083)		900,807,849
Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $9,061,010,912)		8,883,380,946
Investments Purchased with Cash Collateral from Securities Loaned—0.3%[21]
OFI Liquid Assets Fund, LLC, 0.44%[18,19] (Cost $23,441,250)	23,441,250	23,441,250
Total Investments, at Value (Cost $9,084,452,162)	109.4%	8,906,822,196
Liabilities in Excess of Other Assets	(9.4)	(763,547,669)

Net Assets	100.0%	$8,143,274,527

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
DOP	Dominican Republic Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUR	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
VND	Vietnam Dong

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,275,288,531 or 15.66% of the Fund’s net assets as of September 30, 2009.

3.	All or a portion of the security was acquired, and has been pledged as collateral, at or subsequent to period end, in connection with the Fund’s participation in the Term Asset-Backed Securities Loan Facility program (the “TALF Program”) operated by the Federal Reserve Bank of NewYork. In the aggregate, the period end value of assets purchased in connection with the TALF Program constitute 7.4% of the Fund’s net assets. Of the assets purchased, 4.9% of Fund’s net assets are asset-backed securities while 2.5% of the Fund’s net assets are commercial mortgage-backed securities. See accompanying Notes.

4.	Issue is in default. See Note 1 of accompanying Notes.

5.	Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of September 30, 2009 was $526,273,554, which represents 6.46% of the Fund’s net assets, of which $13,942,301 is considered restricted. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Depreciation

Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 1A, 6.916%, 9/24/14	12/28/07	3,371,014	2,717,641	653,373
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 1B, 6.916%, 9/24/14	6/13/08	707,255	543,528	163,727
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 1C, 6.916%, 9/24/14	8/13/08	1,203,116	905,880	297,236
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 1D, 6.916%, 9/24/14	8/7/09	469,147	452,940	16,207
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 1E, 6.916%, 9/24/14	9/10/09	639,781	634,116	5,665
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2A, 8.405%, 5/22/15	5/22/08	337,462	259,322	78,140
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2B, 8.405%, 5/22/15	6/13/08	590,355	453,690	136,665
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2C, 8.405%, 5/22/15	6/19/08	8,957,126	6,840,551	2,116,575
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2D, 8.405%, 5/22/15	7/9/08	652,302	498,530	153,772
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2E, 8.405%, 5/22/15	7/16/08	474,704	362,191	112,513
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2F, 8.405%, 5/22/15	8/11/08	307,336	231,313	76,023
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2G, 8.405%, 5/22/15	8/25/08	56,708	42,599	14,109

		$17,766,306	$13,942,301	$3,824,005

6.	Non-income producing security.

7.	When-issued security or delayed delivery to be delivered and settled after September 30, 2009. See Note 1 of accompanying Notes.

8.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $43,564,165 or 0.53% of the Fund’s net assets as of September 30, 2009.

9.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $11,584,531 or 0.14% of the Fund’s net assets as of September 30, 2009.

10.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $33,681,991. See Note 5 of accompanying Notes.

11.	Partial or fully-loaned security. See Note 7 of accompanying Notes.

12.	Zero coupon bond reflects effective yield on the date of purchase.

13.	A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of accompanying Notes.

14.	Interest or dividend is paid-in-kind, when applicable.

15.	Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

16.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

17.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

18.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross		Shares
	September 30, 2008	Additions	Reductions		September 30, 2009

Arco Capital Corp. Ltd.	2,383,674	—	—		2,383,674
OFI Liquid Assets Fund, LLC	481,294,160	574,991,630	1,032,844,540		23,441,250
Oppenheimer Institutional Money Market Fund, Cl. E	715,917,178	6,483,671,685	6,981,182,806		218,406,057
Oppenheimer Master Event-Linked Bond Fund, LLC	3,110,084	436,136	303,316		3,242,904
Oppenheimer Master Loan Fund, LLC	34,077,174	34,424,546	3,487,782		65,013,938

					Realized
		Value	Income		Loss

Arco Capital Corp. Ltd.		$5,959,185	$—		$—
OFI Liquid Assets Fund, LLC		23,441,250	3,741,376	[a]	—
Oppenheimer Institutional Money Market Fund, Cl. E		218,406,057	6,210,984		—
Oppenheimer Master Event-Linked Bond Fund, LLC		34,016,334	3,183,181	[b]	70,389	[b]
Oppenheimer Master Loan Fund, LLC		647,763,527	33,597,026	[c]	19,106,721	[c]

		$929,586,353	$46,732,567		$19,177,110

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

b.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

19.	Rate shown is the 7-day yield as of September 30, 2009.

20.	Interest rate is less than 0.0005%.

21.	The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 7 of accompanying Notes.

22.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2009 based on valuation input level:

			Level 3-
	Level 1-	Level 2-	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$479,789,651	$—	$479,789,651
Mortgage-Backed Obligations	—	1,761,085,161	—	1,761,085,161
U.S. Government Obligations	—	180,978,072	—	180,978,072
Foreign Government Obligations	—	2,321,671,581	10,905,200	2,332,576,781
Loan Participations	—	199,894,536	—	199,894,536
Corporate Bonds and Notes	—	2,318,349,835	2,219,306	2,320,569,141
Preferred Stocks	—	—	—	—
Common Stocks	2,557,672	11,277,111	32,791	13,867,574
Rights, Warrants and Certificates	—	—	40	40
Structured Securities	—	585,309,664	22,704,591	608,014,255
Event-Linked Bonds	—	85,797,886	—	85,797,886
Investment Companies	900,807,849	—	—	900,807,849
Investments Purchased with Cash Collateral from Securities Loaned	23,441,250	—	—	23,441,250

Total Investments, at Value	926,806,771	7,944,153,497	35,861,928	8,906,822,196

			Level 3-
	Level 1-	Level 2-	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Other Financial Instruments:
Appreciated swaps, at value	$—	$57,334,995	$—	$57,334,995
Futures margins	2,237,537	—	—	2,237,537
Foreign currency exchange contracts	—	57,064,130	—	57,064,130

Total Assets	$929,044,308	$8,058,552,622	$35,861,928	$9,023,458,858

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(8,549,801)	$—	$(8,549,801)
Depreciated swaps, at value	—	(36,311,854)	—	(36,311,854)
Futures margins	(2,351,058)	—	—	(2,351,058)
Unfunded purchase agreements	—	(1,154,269)	—	(1,154,269)
Foreign currency exchange contracts	—	(29,536,78)	—	(2,536,718)

Total Liabilities	$(2,351,058)	$(75,552,642)	$—	$(77,903,700)

Currency contracts, unfunded purchase agreements and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

			Change in	Accretion/
			Unrealized	(Amortization)
	Value as of	Realized Gain	Appreciation	of Premium
	September 30, 2008	(Loss)	(Depreciation)	Discount[1]

Investments in Securities
Asset Backed securities	$2,559	$—	$(64,237)	$—
Mortgage-Backed Obligations	339,328	—	(14,089)	92
Foreign Government Obligations	9,242,360	—	1,202,640	460,930
Corporate Bonds and Notes	—	(14,514,889)	14,525,447	—
Common Stocks	—	153,301	26,579	—
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	23,249,374	—	1,662,278	(56,043)

Total Assets	$32,833,621	$(14,361,588)	$17,338,618	$404,979

		Net	Transfers in	Value as of
		Purchases	and/or out of	September 30,
		(Sales)	Level 3	2009

Investments in Securities Continued
Asset Backed securities		$—	$61,678	$—
Mortgage-Backed Obligations		(5,281)	(320,050)	—
Foreign Government Obligations		(730)	—	10,905,200
Corporate Bonds and Notes		2,208,748	—	2,219,306
Common Stocks		(179,880)	32,791	32,791
Rights, Warrants and Certificates		—	40	40
Structured Securities		(2,151,018)	—	22,704,591

Total Assets		$(128,161)	$(225,541)	$35,861,928

1.	Included in net investment income for fixed income securities.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Foreign Currency Exchange Contracts as of September 30, 2009 are as follows:

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Banc of America:
Chinese Renminbi (Yuan)
(CNY)	Sell	111,000	CNY	11/13/09	$16,249,967	$17,344	$—
Indonesia Rupiah (IDR)	Buy	134,400,000	IDR	11/30/09	13,735,680	371	—
Japanese Yen (JPY)	Buy	1,857,000	JPY	11/12/09	20,693,156	1,793,415	—
Japanese Yen (JPY)	Sell	331,223	JPY	10/5/09	3,690,015	—	17,186
New Taiwan Dollar (TWD)	Sell	495,000	TWD	10/14/09	15,449,315	—	284,803
New Zealand Dollar (NZD)	Buy	66,520	NZD	11/10/09	47,902,977	3,524,824	—
New Zealand Dollar (NZD)	Sell	42,490	NZD	11/10/09	30,598,279	—	1,797,172

						5,335,954	2,099,161

Bank Paribas Asia—FGN:
Euro (EUR)	Sell	26,095	EUR	11/12/09	38,185,030	2,450	3,348,347
Hungarian Forint (HUF)	Buy	3,092,000	HUF	10/14/09	16,753,390	354,557	—
Norwegian Krone (NOK)	Buy	77,800	NOK	11/10/09	13,451,881	420,175	—
Norwegian Krone (NOK)	Sell	221,090	NOK	11/10/09	38,227,204	—	301,888
Polish Zloty (PLZ)	Buy	199,120	PLZ	10/5/09	69,349,602	748,674	102,019
Polish Zloty (PLZ)	Sell	14,459	PLZ	10/1/09-11/12/09	5,025,211	2,183	484,828
Swiss Franc (CHF)	Buy	39,980	CHF	11/10/09	38,591,702	—	62,274
Swiss Franc (CHF)	Sell	38,000	CHF	11/10/09	36,680,457	184,114	—

						1,712,153	4,299,356

Barclay’s Capital:
Euro (EUR)	Buy	14,790	EUR	11/10/09	21,642,393	390,969	1,053
Euro (EUR)	Sell	146,280	EUR	10/5/09-12/18/09	214,047,822	31,742	6,198,595
Japanese Yen (JPY)	Buy	3,551,000	JPY	12/18/09	39,580,550	686,794	—
Mexican Nuevo Peso (MXN)	Buy	435,020	MXN	10/6/09	32,202,692	—	959,881
Norwegian Krone (NOK)	Buy	184,890	NOK	11/10/09	31,968,102	1,076,185	—
Norwegian Krone (NOK)	Sell	30,700	NOK	11/10/09	5,308,133	—	235,137
Polish Zloty (PLZ)	Sell	34,510	PLZ	11/12/09	11,983,789	—	1,357,153
South African Rand (ZAR)	Buy	115,370	ZAR	11/17/09	15,216,500	13,010	34,834

						2,198,700	8,786,653

Citigroup:
British Pound Sterling (GBP)	Buy	728	GBP	10/2/09	1,163,355	3,542	—
British Pound Sterling (GBP)	Sell	309	GBP	10/2/09	493,545	—	1,503
Indian Rupee (INR)	Buy	757,000	INR	10/20/09	15,712,747	45,708	—
Mexican Nuevo Peso (MXN)	Sell	257,400	MXN	11/10/09	18,959,802	583,934	—
Singapore Dollar (SGD)	Buy	3,420	SGD	11/10/09	2,427,106	55,951	—

						689,135	1,503

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Credit Suisse:
British Pound Sterling (GBP)	Buy	21,790	GBP	11/6/09-11/10/09	$34,818,410	$—	$1,361,896
British Pound Sterling (GBP)	Sell	370	GBP	11/10/09	591,223	20,387	—
Japanese Yen (JPY)	Buy	5,257,107	JPY	10/15/09-11/12/09	58,578,676	3,830,722	—
Mexican Nuevo Peso (MXN)	Buy	199,507	MXN	10/1/09	14,781,581	79,518	—
New Turkish Lira (TRY)	Buy	23,500	TRY	10/13/09	15,797,779	183,161	—
New Turkish Lira (TRY)	Sell	127,400	TRY	10/13/09	85,644,131	—	992,968
Russian Ruble (RUR)	Buy	14,460	RUR	11/16/09	476,426	42,582	—
South African Rand (ZAR)	Buy	415,615	ZAR	10/5/09-11/17/09	54,947,585	746,693	558,639
Swedish Krona (SEK)	Buy	132,800	SEK	11/10/09	19,054,833	276,852	1,699

						5,179,915	2,915,202

Deutsche Bank Capital Corp.:
Australian Dollar (AUD)	Buy	2,324	AUD	11/20/09	2,041,608	50,544	—
British Pound Sterling (GBP)	Buy	4,955	GBP	11/20/09	7,917,473	—	101,650
Canadian Dollar (CAD)	Buy	8,620	CAD	11/20/09	8,051,740	74,321	—
Euro (EUR)	Buy	32,890	EUR	11/20/09	48,127,646	—	33,510
Euro (EUR)	Sell	20,967	EUR	10/2/09-11/12/09	30,682,214	—	1,076,627
Indian Rupee (INR)	Buy	757,000	INR	10/20/09	15,712,747	43,113	—
Japanese Yen (JPY)	Buy	5,812,000	JPY	11/10/09-11/20/09	64,764,975	1,290,750	63,465
Japanese Yen (JPY)	Sell	2,536,000	JPY	11/10/09	28,259,135	—	1,700,552
Swiss Franc (CHF)	Buy	2,076	CHF	11/20/09	2,004,027	2,427	—

						1,461,155	2,975,804

Goldman, Sachs & Co.:
Brazilian Real (BRR)	Buy	193,445	BRR	11/4/09-1/5/10	108,097,623	26,337,836	—
Brazilian Real (BRR)	Sell	23,230	BRR	11/4/09	13,039,448	—	115,943
South African Rand (ZAR)	Buy	547,430	ZAR	11/17/09	72,202,207	—	970,904

						26,337,836	1,086,847

Hong Kong & Shanghai Bank Corp.:
Colombian Peso (COP)	Sell	26,740,000	COP	11/3/09	13,878,595	—	114,600
Israeli Shekel (ILS)	Sell	39,780	ILS	10/30/09	10,563,773	—	133,778
Mexican Nuevo Peso (MXN)	Sell	397,150	MXN	10/6/09	29,399,336	656,591	—

						656,591	248,378

JP Morgan Chase:
Argentine Peso (ARP)	Buy	56,650	ARP	11/30/09	14,503,416	—	22,225
Australian Dollar (AUD)	Buy	23,390	AUD	11/10/09	20,565,320	987,890	—
Australian Dollar (AUD)	Sell	34,840	AUD	11/10/09	30,632,567	—	791,410
Euro (EUR)	Buy	40,000	EUR	12/9/09	58,529,448	—	308,552
Hong Kong Dollar (HKD)	Sell	118,100	HKD	10/5/09	15,239,087	8,083	—
Indian Rupee (INR)	Buy	1,516,000	INR	11/16/09	31,399,535	122,456	—
Indonesia Rupiah (IDR)	Buy	528,515,000	IDR	10/13/09-10/26/09	54,471,642	1,282,572	—
Malaysian Ringgit (MYR)	Buy	14,010	MYR	11/10/09	4,040,738	56,500	—
Mexican Nuevo Peso (MXN)	Sell	269,800	MXN	11/10/09	19,873,172	631,602	—
Russian Ruble (RUR)	Sell	14,460	RUR	11/16/09	476,426	—	52,254
South Korean Won (KRW)	Buy	65,251,000	KRW	11/17/09	55,344,397	2,078,275	—

						5,167,378	1,174,441

		Contract
Counterparty/	Buy/	Amount		Expiration		Unrealized	Unrealized
Contract Description	Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Morgan Stanley & Co., Inc.
Brazilian Real (BRR)	Buy	13,880	BRR	11/4/09	$7,791,112	$164,739	$—
RBS Greenwich Capital:
British Pound Sterling (GBP)	Buy	4,760	GBP	12/18/09	7,605,470	47,590	—
Israeli Shekel (ILS)	Sell	60,100	ILS	10/14/09	15,958,040	—	100,520
Polish Zloty (PLZ)	Buy	176,040	PLZ	10/5/09	61,311,289	1,918,577	—
Swiss Franc (CHF)	Buy	64,340	CHF	11/10/09	62,105,806	1,079,910	5,191
Swiss Franc (CHF)	Sell	29,020	CHF	11/10/09	28,012,286	1,197	749,254

						3,047,274	854,965

Santander Investments:
Chilean Peso (CLP)	Sell	8,528,000	CLP	10/28/09	15,556,095	284,900	—
Colombian Peso (COP)	Sell	67,054,000	COP	10/27/09-10/29/09	34,832,639	—	1,165,265
Mexican Nuevo Peso (MXN)	Sell	1,371,987	MXN	10/1/09-10/30/09	101,460,227	2,240,897	65,420

						2,525,797	1,230,685
State Street:
British Pound Sterling (GBP)	Sell	14,430	GBP	11/6/09	23,057,859	1,014,892	—
Canadian Dollar (CAD)	Buy	22,870	CAD	11/10/09	21,362,199	228,214	351
Canadian Dollar (CAD)	Sell	40,340	CAD	11/10/09	37,680,416	1,508	478,730
Japanese Yen (JPY)	Buy	2,536,000	JPY	11/10/09	28,259,135	340,074	—
Japanese Yen (JPY)	Sell	733,000	JPY	11/10/09	8,167,960	—	222,763

						1,584,688	701,844

Westpac:
Australian Dollar (AUD)	Buy	16,260	AUD	11/10/09	14,296,370	686,832	—
Australian Dollar (AUD)	Sell	54,590	AUD	11/10/09	47,997,470	—	1,656,673
Euro (EUR)	Sell	357	EUR	10/1/09	523,034	—	1,273
New Zealand Dollar (NZD)	Buy	26,470	NZD	11/10/09	19,061,813	315,983	—
New Zealand Dollar (NZD)	Sell	66,520	NZD	11/10/09	47,902,977	—	1,503,933

						1,002,815	3,161,879

Total unrealized appreciation and depreciation						$57,064,130	$29,536,718

Futures Contracts as of September 30, 2009 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Australia (Government of) Bonds, 10 yr.	Sell	449	12/15/09	$41,335,427	$153,772
CAC40 10 Euro Index	Buy	158	10/16/09	8,779,062	80,335
CAC40 10 Euro Index	Sell	259	10/16/09	14,390,995	(131,797)
DAX Index	Buy	72	12/18/09	14,946,880	71,790
DAX Index	Sell	77	12/18/09	15,984,858	(76,782)
Euro-BOBL	Buy	312	12/8/09	52,756,380	138,983
Euro-Bundesobligation	Buy	262	12/8/09	46,728,752	404,396
FTSE 100 Index	Buy	35	12/18/09	2,847,679	39,341
IBEX 35 Index	Buy	50	10/16/09	8,580,763	106,982
Japan (Government of) Bonds, 10 yr.	Buy	82	12/9/09	12,726,831	75,755
Japan (Government of) Bonds, 10 yr.	Sell	44	12/10/09	68,300,117	(436,255)
MSCI Sing Ix Ets	Buy	183	10/29/09	8,335,129	152,179

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

NASDAQ 100 E-Mini Index	Buy	1,008	12/18/09	$34,624,800	$681,005
NIKKEI 225 Index	Buy	42	12/10/09	2,362,836	(63,779)
NIKKEI 225 Index	Sell	227	12/10/09	25,566,423	529,287
SGX CNX NIFTY Index	Sell	839	10/29/09	8,512,494	91,747
SPI 200 Index	Buy	89	12/17/09	9,317,861	291,183
Standard & Poor’s 500 E-Mini Index	Sell	2,288	12/18/09	120,451,760	(1,799,283)
Standard & Poor’s/MIB Index, 10 yr.	Buy	50	12/18/09	8,568,690	182,374
U.S. Treasury Long Bonds, 20 yr.	Buy	5,352	12/21/09	649,599,000	9,681,023
U.S. Treasury Long Bonds, 20 yr.	Sell	437	12/21/09	53,040,875	(915,866)
U.S. Treasury Nts., 2 yr.	Buy	1,316	12/31/09	285,530,875	179,992
U.S. Treasury Nts., 2 yr.	Sell	386	12/31/09	83,749,938	(89,302)
U.S. Treasury Nts., 5 yr.	Buy	4,077	12/31/09	473,314,219	4,937,848
U.S. Treasury Nts., 5 yr.	Sell	1,619	12/31/09	187,955,781	(2,444,082)
U.S. Treasury Nts., 10 yr.	Buy	2,136	12/21/09	252,748,875	1,530,133
U.S. Treasury Nts., 10 yr.	Sell	8,608	12/21/09	1,018,568,500	(13,383,557)
United Kingdom Long Gilt	Sell	19	12/29/09	3,600,077	3,710

					$(8,868)

Credit Default Swap Contracts as of September 30, 2009 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive	Termi-	Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	nation	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Bolivarian Republic of Venezuela:
Barclays Bank plc	Sell	$3,250	30.50%	1/20/10	$—	$406,595	$406,595
Morgan Stanley Capital Services, Inc.	Sell	3,250	30.00	1/20/10	—	398,453	398,453

	Total	6,500			—	805,048	805,048

Capital One Bank USA
JPMorgan Chase Bank NA, NY Branch	Sell	12,930	1.00	9/20/14	(40,047)	122,602	82,555

	Total	12,930			(40,047)	122,602	82,555

Cardinal Health, Inc.
Barclays Bank plc	Buy	12,400	1.00	9/20/14	323,943	(352,095)	(28,152)

	Total	12,400			323,943	(352,095)	(28,152)

CDX Emerging Markets Index, Series 11:
Barclays Bank plc	Buy	31,200	5.00	6/20/14	2,744,733	(3,367,472)	(622,739)
Goldman Sachs International	Buy	15,600	5.00	6/20/14	1,372,367	(1,683,736)	(311,369)
JPMorgan Chase Bank NA, London Branch	Buy	31,200	5.00	6/20/14	2,729,133	(3,367,472)	(638,339)

	Total	78,000			6,846,233	(8,418,680)	(1,572,447)

			Pay/		Upfront
	Buy/Sell	Notional	Receive	Termi-	Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	nation	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

CDX North America High Yield Index, Series 12:
Credit Suisse International	Sell	$11,656	5.00%	6/20/14	$1,386,579	$(776,979)	$609,600
JPMorgan Chase Bank NA, NY Branch	Sell	8,742	5.00	6/20/14	1,044,184	(582,734)	461,450

	Total	20,398			2,430,763	(1,359,713)	1,071,050

Cemex SAB de CV
Credit Suisse International	Buy	5,705	5.30	10/20/13	—	(137,693)	(137,693)

	Total	5,705			—	(137,693)	(137,693)

CIT Group, Inc.
Barclays Bank plc	Sell	12,870	5.00	9/20/14	5,633,485	(4,438,230)	1,195,255

	Total	12,870			5,633,485	(4,438,230)	1,195,255

ConocoPhillips
Barclays Bank plc	Buy	12,870	1.00	9/20/14	348,401	(316,125)	32,276

	Total	12,870			348,401	(316,125)	32,276

Development Bank of Kazakhstan JSC
Credit Suisse International	Sell	20,660	3.75	2/20/13	—	(2,245,278)	(2,245,278)

	Total	20,660			—	(2,245,278)	(2,245,278)

Devon Energy
Barclays Bank plc	Buy	12,400	1.00	9/20/14	252,186	(292,750)	(40,564)

	Total	12,400			252,186	(292,750)	(40,564)

Government of Hungary
Credit Suisse International	Sell	9,250	2.70	9/20/10	—	54,843	54,843

	Total	9,250			—	54,843	54,843

Halliburton Co.
Deutsche Bank AG	Buy	12,400	1.00	9/20/14	307,969	(292,750)	15,219

	Total	12,400			307,969	(292,750)	15,219

HSBK Europe BV:
Credit Suisse International	Sell	4,040	4.95	3/20/13	—	(327,191)	(327,191)
Morgan Stanley Capital Services, Inc.	Sell	8,080	4.88	3/20/13	—	(669,911)	(669,911)
Morgan Stanley Capital Services, Inc.	Sell	8,090	4.78	3/20/13	—	(692,954)	(692,954)

	Total	20,210			—	(1,690,056)	(1,690,056)

International Paper Co.
Goldman Sachs International	Sell	12,400	1.00	9/20/14	890,104	(274,905)	615,199

	Total	12,400			890,104	(274,905)	615,199

International Lease Finance Corp.:
Deutsche Bank AG	Sell	6,125	5.00	9/20/14	1,008,073	(694,462)	313,611
Deutsche Bank AG	Sell	6,745	5.00	9/20/14	919,943	(764,759)	155,184

	Total	12,870			1,928,016	(1,459,221)	468,795

Islamic Republic of Pakistan
Citibank NA, New York	Sell	$4,860	5.10%	3/20/13	$—	$(950,814)	$(950,814)

	Total	4,860			—	(950,814)	(950,814)

			Pay/		Upfront
	Buy/Sell	Notional	Receive	Termi-	Payment		Unrealized
Reference Entity/	Credit	Amount	Fixed	nation	Received/		Appreciation
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	(Depreciation)

Istanbul Bond Co. SA
Morgan Stanley Capital Services, Inc.	Sell	$25,090	1.30%	3/24/13	$—	$(3,367,668)	$(3,367,668)

	Total	25,090			—	(3,367,668)	(3,367,668)

Lockheed Martin Corp.
UBS AG	Buy	12,870	1.00	9/20/14	444,862	(408,857)	36,005

	Total	12,870			444,862	(408,857)	36,005

Republic of Peru
Deutsche Bank AG	Buy	7,440	1.71	12/20/16	—	(177,201)	(177,201)

	Total	7,440			—	(177,201)	(177,201)

Republic of Turkey:
Citibank NA, New York	Buy	7,970	5.25	12/20/13	—	(1,139,953)	(1,139,953)
Goldman Sachs International	Buy	15,935	5.29	12/20/13	—	(2,305,324)	(2,305,324)

	Total	23,905			—	(3,445,277)	(3,445,277)

Standard Bank London Holdings plc for NAK Naftogaz Ukrainy
Credit Suisse International	Sell	8,905	3.25	4/20/11	—	(4,017,309)	(4,017,309)

	Total	8,905			—	(4,017,309)	(4,017,309)

Troy Capital SA for Yasar Holdings SA:
Morgan Stanley Capital Services, Inc.	Sell	3,390	8.75	6/20/10	—	(1,126,423)	(1,126,423)
Morgan Stanley Capital Services, Inc.	Sell	3,390	8.50	10/20/09	—	(15,908)	(15,908)

	Total	6,780			—	(1,142,331)	(1,142,331)

United Mexican States
Goldman Sachs International	Buy	5,970	1.35	9/20/14	—	77,771	77,771

	Total	5,970			—	77,771	77,771

XL Capital Ltd.
Deutsche Bank AG	Sell	12,400	5.00	9/20/14	(360,082)	1,899,382	1,539,300

	Total	12,400			(360,082)	1,899,382	1,539,300

	Grand Total Buys				8,523,594	(13,763,657)	(5,240,063)
	Grand Total Sells				10,482,239	(18,063,650)	(7,581,411)

		Total Credit Default Swaps			$19,005,833	$(31,827,307)	$(12,821,474)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum Potential
Type of Reference Asset on which the Fund	Payments for Selling Credit	Amount	Reference Asset
Sold Protection	Protection (Undiscounted)	Recoverable*	Rating Range**

Investment Grade Single Name Corporate Debt	$50,600,000	$—	A to BBB
Investment Grade Sovereign Debt	55,000,000	—	BBB+ to BBB–
Non-Investment Grade Sovereign Debt	47,255,000	—	BB– to D
Non-Investment Grade Corporate Debt Indexes	20,398,000	—	B
Non-Investment Grade Single Name Corporate Debt	12,870,000	—	CC

Total	$186,123,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
Interest Rate Swap Contracts as of September 30, 2009 are as follows:

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

BZDI:
Banco Santander Central Hispano SA	18,790	BRR	BZDI	14.000%	1/3/12	$933,115
Goldman Sachs Group, Inc. (The)	46,100	BRR	BZDI	12.800	1/2/17	546,950
Goldman Sachs International	6,810	BRR	BZDI	14.100	1/2/17	166,583
Goldman Sachs International	43,920	BRR	BZDI	13.900	1/2/17	1,074,746
J Aron & Co.	16,625	BRR	BZDI	14.160	1/2/17	650,924
J Aron & Co.	34,060	BRR	BZDI	12.920	1/2/14	914,541
J Aron & Co.	16,960	BRR	BZDI	12.870	1/2/14	438,207
J Aron & Co.	73,600	BRR	BZDI	12.390	1/2/12	1,093,323
J Aron & Co.	130	BRR	BZDI	12.260	1/2/15	(69)
J Aron & Co.	60	BRR	BZDI	12.290	1/2/15	(31)
J Aron & Co.	18,790	BRR	BZDI	14.050	1/2/12	942,544
J Aron & Co.	17,800	BRR	BZDI	14.300	1/2/17	701,480
JPMorgan Chase Bank NA	73,600	BRR	BZDI	12.380	1/2/12	1,089,584
JPMorgan Chase Bank NA	44,120	BRR	BZDI	13.900	1/2/17	1,080,038
JPMorgan Chase Bank NA	37,410	BRR	BZDI	13.910	1/2/12	1,865,010
JPMorgan Chase Bank NA	39,800	BRR	BZDI	13.900	1/2/17	1,207,097
Morgan Stanley	28,990	BRR	BZDI	12.810	1/2/17	134,215
Morgan Stanley	32,320	BRR	BZDI	15.000	1/2/17	1,284,080
Morgan Stanley	80,500	BRR	BZDI	13.900	1/2/17	2,441,491
Morgan Stanley	39,900	BRR	BZDI	12.050	1/2/12	588,433

Total	670,285	BRR				17,152,261

CAD BA CDOR:
JPMorgan Chase Bank NA	19,910	CAD	Six-Month CAD BACDOR	3.620	8/6/19	415,439
JPMorgan Chase Bank NA	24,235	CAD	Six-Month CAD BACDOR	3.000	4/30/19	(536,629)

Total	44,145	CAD				(121,190)

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

DKK CIBOR DKNA13
Barclays Bank plc	202,110	DKK	3.850%	Six-Month DKK CIBOR DKNA13	8/7/19	$(393,889)

EUR EURIBOR Reuters:
JPMorgan Chase Bank NA	3,690	EUR	3.480	Six-Month EUR EURIBOR Reuters	9/10/19	(20,719)
JPMorgan Chase Bank NA	3,670	EUR	3.530	Six-Month EUR EURIBOR Reuters	9/11/19	(43,132)
JPMorgan Chase Bank NA	5,730	EUR	3.550	Six-Month EUR EURIBOR Reuters	9/14/19	(79,356)

Total	13,090	EUR				(143,207)

HUF BUBOR Reuters:
Barclays Bank plc	3,677,000	HUF	Six-Month HUF BUBOR Reuters	7.820%	9/19/13	588,875
Barclays Bank plc	2,181,000	HUF	Six-Month HUF BUBOR Reuters	7.180	10/8/18	437,044
Citibank NA	2,147,000	HUF	Six-Month HUF BUBOR Reuters	7.200	10/8/18	446,351
Citibank NA	2,150,000	HUF	Six-Month HUF BUBOR Reuters	7.180	10/3/18	435,142
JPMorgan Chase Bank NA	2,181,000	HUF	Six-Month HUF BUBOR Reuters	7.200	10/6/18	453,419
JPMorgan Chase Bank NA	1,711,000	HUF	Six-Month HUF BUBOR Reuters	7.890	9/12/13	289,040
JPMorgan Chase Bank NA	2,903,000	HUF	Six-Month HUF BUBOR Reuters	8.480	6/6/13	619,070
JPMorgan Chase Bank NA	1,947,000	HUF	Six-Month HUF BUBOR Reuters	7.880	8/12/13	383,976

Total	18,897,000	HUF				3,652,917

ILS TELBOR01 Reuters:
Credit Suisse International	14,920	ILS	Three-Month ILS TELBOR01 Reuters	4.650	12/22/18	(109,231)
Credit Suisse International	16,080	ILS	Three-Month ILS TELBOR01 Reuters	4.940	12/15/18	33,244
UBS AG	39,350	ILS	Three-Month ILS TELBOR01 Reuters	5.880	8/28/10	474,927
UBS AG	40,150	ILS	Three-Month ILS TELBOR01 Reuters	5.850	9/4/18	468,124
UBS AG	41,060	ILS	Three-Month ILS TELBOR01 Reuters	4.780	1/7/19	(190,285)
UBS AG	41,030	ILS	Three-Month ILS TELBOR01 Reuters	5.036	12/12/18	56,624

Total	192,590	ILS				733,403

JPY BBA LIBOR:
Citibank NA	1,218,500	JPY	1.236%	Six-Month JPY BBA LIBOR	3/10/19	143,956

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

JPY BBA LIBOR Continued
JPMorgan Chase Bank NA	1,218,500	JPY	1.268%	Six-Month JPY BBA LIBOR	3/6/19	$102,703
JPMorgan Chase Bank NA	1,269,500	JPY	1.484	Six-Month JPY BBA LIBOR	8/7/19	(136,190)

Total	3,706,500	JPY				110,469

MXN TIIE BANXICO:
Barclays Bank plc	82,350	MXN	MXN TIIE BANXICO	9.270%	7/17/26	431,195
Banco Santander SA, Inc.	228,300	MXN	MXN TIIE BANXICO	8.540	9/27/13	881,096
Banco Santander SA, Inc.	229,200	MXN	MXN TIIE BANXICO	8.060	2/6/14	671,756
Citibank NA	427,800	MXN	MXN TIIE BANXICO	8.920	11/24/11	1,595,985
Credit Suisse International	90,300	MXN	MXN TIIE BANXICO	8.560	9/27/13	298,471
Goldman Sachs Group, Inc. (The)	138,000	MXN	MXN TIIE BANXICO	8.540	9/27/13	532,594
Goldman Sachs Group, Inc. (The)	466,000	MXN	MXN TIIE BANXICO	6.250	6/7/11	(116,423)
Goldman Sachs Group, Inc. (The)	576,000	MXN	MXN TIIE BANXICO	6.000	6/6/11	(168,024)
Goldman Sachs Group, Inc. (The)	431,000	MXN	MXN TIIE BANXICO	9.350	11/18/11	1,834,297
Goldman Sachs Group, Inc. (The)	1,401,000	MXN	MXN TIIE BANXICO	10.000	11/11/11	2,556,511
Goldman Sachs Group, Inc. (The)	521,900	MXN	MXN TIIE BANXICO	9.270	11/21/11	2,123,793
Goldman Sachs Group, Inc. (The)	516,800	MXN	MXN TIIE BANXICO	9.080	11/22/11	2,009,727
JPMorgan Chase Bank NA	1,393,000	MXN	MXN TIIE BANXICO	10.000	11/11/11	2,541,913
JPMorgan Chase Bank NA	417,900	MXN	MXN TIIE BANXICO	8.920	11/24/11	1,559,052

Total	6,919,550	MXN				16,751,943

PLZ WIBOR WIBO:
Goldman Sachs Group, Inc. (The)	54,520	PLZ	Six-Month PLZ WIBOR WIBO	5.330	10/6/18	420,739
Goldman Sachs Group, Inc. (The)	54,600	PLZ	Six-Month PLZ WIBOR WIBO	5.320	10/3/18	408,363
JPMorgan Chase Bank NA	16,525	PLZ	Six-Month PLZ WIBOR WIBO	5.650	9/11/19	91,823
JPMorgan Chase Bank NA	24,750	PLZ	Six-Month PLZ WIBOR WIBO	5.690	9/14/19	164,129
JPMorgan Chase Bank NA	16,600	PLZ	Six-Month PLZ WIBOR WIBO	5.600	9/10/19	74,663

Total	166,995	PLZ				1,159,717

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

USD BBA LIBOR
Goldman Sachs Group, Inc. (The)	$38,900		Three-Month USD BBA LIBOR	3.910%	8/7/19	$1,828,456
ZAR JIBAR SAFEX:
Barclays Bank plc	183,040	ZAR	Three-Month ZAR JIBAR SAFEX	7.450	9/22/11	2,558
Goldman Sachs Group, Inc. (The)	123,510	ZAR	Three-Month ZAR JIBAR SAFEX	7.500	9/23/11	1,743

Total	306,550	ZAR				4,301

				Total Interest Rate Swaps		$40,735,181

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
HUF	Hungarian Forint
ILS	Israeli Shekel
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
PLZ	Polish Zloty
ZAR	South African Rand

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANIXCO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CIBOR	Copenhagen Interbank Offered Rate
DKNA13	Reuters 12-Month CIBOR
EURIBOR	Euro Interbank Offered Rate
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange
TIIE	Interbank Equilibrium Interest Rate
TELBOR01	Tel Aviv Interbank Offered Rate 1 Month
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Total Return Swap Contracts as of September 30, 2009 are as follows:

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

AMEX Cyclical/Transportation Select Index
Deutsche Bank AG	$6,656	One-Month BBA LIBOR plus 15 basis points and if negative, the absolute value of the Total Return of the AMEX Cyclical/Transportation Select Index	If positive, the Total Return of the AMEX Cyclical/Transportation Select Index	10/5/09	$522,825
AMEX Financial Select Index
UBS AG	6,579	One-month BBA LIBOR minus 10 basis points and if negative, absolute value of the Total Return of the AMEX Financial Select Index	If positive, the Total Return of the AMEX Financial Select Index	9/9/10	461,045
AMEX Utility Select Index
Deutsche Bank AG	6,591	One-Month BBA LIBOR plus 20 basis points and if negative, the absolute value of the Total Return of the AMEX Utility Select Index	If positive, the Total Return of the AMEX Utility Select Index	10/5/09	229,225

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Custom basket of securities:
Citibank NA, New York	2,144,307	JPY	One-Month JPY BBA LIBOR plus 40 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	4/14/10	$(1,624,175)
Deutsche Bank AG, London	79,657		One-Month BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	3/5/10	6,238,388
Morgan Stanley	10,978	EUR	One-Month EUR BBA LIBOR plus 25 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	3/5/10	677,276
Morgan Stanley International	10,919	EUR	One-Month EUR BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a custom basket of securities	If positive, the Total Return of a custom basket of securities	10/7/09	1,951,561

				Reference Entity Total		7,243,050

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Each of JSC “Rushydro” (Open Joint Stock Company, Federal Hydrogeneration Company) and OJSC Saratovskaya HPP and any Successor(s) to these Reference Entities
Morgan Stanley Capital Services, Inc.	936,780	RUR	Three-Month USD BBA LIBOR	7.75% from debt obligations of JSC Rushydro and OJSC Saratovskaya HPP	12/26/13	$(3,384,862)
Korea Stock Price Index 200
Citibank NA	9,966,350	KRW	If positive, the Total Return of the KOSPI 200 Index	If negative, the absolute value of the Total Return of the KOSPI 200 Index	12/14/09	(371,516)
MSCI Daily TR Gross Norway Index
Morgan Stanley	7,600		If positive, the Total Return of the MSCI Daily Gross Norway Index	One-Month BBA LIBOR minus 90 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Gross Norway Index	7/12/10	(1,079,869)
MSCI Daily TR Net Belgium USD Index
UBS AG	7,967		If positive, the Total Return of the MSCI Daily Net Belgium Index	One-Month BBA LIBOR minus 95 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Belgium Index	8/6/10	(640,859)

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Net Emerging Markets USD
UBS AG	$16,139	One-Month BBA LIBOR plus 100 basis points and if negative, the absolute value of the Total Return of the MSCI Daily Net Emerging Markets Index	If positive, the Total Return of the MSCI Daily Net Emerging Markets Index	5/12/10	$1,765,625
S&P Citigroup Growth Index
Morgan Stanley	19,726	If positive, the Total Return of the S&P Citigroup Growth Index	One-Month BBA LIBOR minus 35 basis points and if negative, the absolute value of the Total Return of the S&P Citigroup Growth Index	9/14/10	(1,179,443)

			Total of Total Return Swaps		$3,565,221

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

EUR	Euro
JPY	Japanese Yen
KRW	South Korean Won
Abbreviations are as follows:

BBA	British Bankers’ Association
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
KOSPI	Korean Stock Price Index
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
Currency Swaps as of September 30, 2009 are as follows:

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

COP TRM (COP02)
Deutsche Bank AG	6,720,000	COP	6.44% of the USD equivalent notional at inception of trade	12.51% of the COP notional	3/18/19	$245

				Total Currency Swaps		$245

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

COP	Colombian Peso
RUR	Russian Ruble

Abbreviation is as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
TRM	Tasa Representativa del Mercado
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of September 30, 2009 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Banco Santander Central Hispano SA	Interest Rate	18,790	BRR	$933,115
Banco Santander SA, Inc.	Interest Rate	457,500	MXN	1,552,852
Barclays Bank plc:
	Credit Default Buy Protection	68,870		(4,328,442)
	Credit Default Sell Protection	16,120		(4,031,635)
	Interest Rate	202,110	DKK	(393,889)
	Interest Rate	5,858,000	HUF	1,025,919
	Interest Rate	82,350	MXN	431,195
	Interest Rate	183,040	ZAR	2,558

				(7,294,294)

Citibank NA:
	Interest Rate	4,297,000	HUF	881,493
	Interest Rate	1,218,500	JPY	143,956
	Interest Rate	427,800	MXN	1,595,985
	Total Return	9,966,350	KRW	(371,516)

				2,249,918

Citibank NA, New York:
	Credit Default Buy Protection	7,970		(1,139,953)
	Credit Default Sell Protection	4,860		(950,814)
	Total Return	2,144,307	JPY	(1,624,175)

				(3,714,942)
Credit Suisse International:
	Credit Default Buy Protection	5,705		(137,693)
	Credit Default Sell Protection	54,511		(7,311,914)
	Interest Rate	31,000	ILS	(75,987)
	Interest Rate	90,300	MXN	298,471

				(7,227,123)

Deutsche Bank AG:
	Credit Default Buy Protection	19,840		(469,951)
	Credit Default Sell Protection	25,270		440,161
	Currency	6,720,000	COP	245
	Total Return	13,247		752,050

				722,505
Deutsche Bank AG, London	Total Return	79,657		6,238,388

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Goldman Sachs Group, Inc. (The):
	Interest Rate	46,100	BRR	$546,950
	Interest Rate	4,050,700	MXN	8,772,475
	Interest Rate	109,120	PLZ	829,102
	Interest Rate	38,900		1,828,456
	Interest Rate	123,510	ZAR	1,743

				11,978,726

Goldman Sachs International:
	Credit Default Buy Protection	37,505		(3,911,289)
	Credit Default Sell Protection	12,400		(274,905)
	Interest Rate	50,730	BRR	1,241,329

				(2,944,865)

J Aron & Co.	Interest Rate	178,025	BRR	4,740,919
JPMorgan Chase Bank NA, London Branch	Credit Default Buy Protection	31,200		(3,367,472)
JPMorgan Chase Bank NA, NY Branch	Credit Default Sell Protection	21,672		(460,132)
JPMorgan Chase Bank NA:
	Interest Rate	194,930	BRR	5,241,729
	Interest Rate	44,145	CAD	(121,190)
	Interest Rate	13,090	EUR	(143,207)
	Interest Rate	8,742,000	HUF	1,745,505
	Interest Rate	2,488,000	JPY	(33,487)
	Interest Rate	1,810,900	MXN	4,100,965
	Interest Rate	57,875	PLZ	330,615

				11,120,930
Morgan Stanley:
	Interest Rate	181,710	BRR	4,448,219
	Total Return	10,978	EUR	677,276
	Total Return	27,326		(2,259,312)

				2,866,183
Morgan Stanley Capital Services, Inc.:
	Credit Default Sell Protection	51,290		(5,474,411)
	Total Return	936,780	RUR	(3,384,862)

				(8,859,273)
Morgan Stanley International	Total Return	10,919	EUR	1,951,561
UBS AG:
	Credit Default Buy Protection	12,870		(408,857)
	Interest Rate	161,590	ILS	809,390
	Total Return	30,685		1,585,811

				1,986,344

		Total Swaps		$12,473,340

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
HUF	Hungarian Forint
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
PLZ	Polish Zloty
RUR	Russian Ruble
ZAR	South African Rand

STATEMENT OF ASSETS AND LIABILITIES September 30, 2009
Assets

Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $8,127,164,650)	$7,977,235,843
Affiliated companies (cost $957,287,512)	929,586,353

8,906,822,196
Cash	2,154,000
Cash—foreign currencies (cost $34,731,984)	34,600,287
Unrealized appreciation on foreign currency exchange contracts	57,064,130
Appreciated swaps, at value (upfront payments paid $400,129)	57,334,995
Receivables and other assets:
Investments sold (including $90,680,863 sold on a when-issued or delayed delivery basis)	164,343,144
Interest, dividends and principal paydowns	112,305,641
Closed foreign currency contracts	22,927,287
Shares of beneficial interest sold	7,365,473
Futures margins	2,237,537
Other	564,946

Total assets	9,367,719,636
Liabilities

Return of collateral for securities loaned	23,441,250
Unrealized depreciation on foreign currency exchange contracts	29,536,718
Appreciated swaps, at value (upfront payments received $11,983,600)	8,549,801
Depreciated swaps, at value (upfront payments received $7,422,362)	36,311,854
Unrealized depreciation on unfunded purchase agreements	1,154,269
Payables and other liabilities:
Investments purchased (including $592,511,091 purchased on a when-issued or delayed delivery basis)	607,565,677
Payable on TALF Loan	436,242,527
Closed foreign currency contracts	45,982,062
Shares of beneficial interest redeemed	21,518,949
Distribution and service plan fees	4,702,031
Dividends	4,660,174
Futures margins	2,351,058
Transfer and shareholder servicing agent fees	1,208,928
Interest expense on borrowings	440,832
Shareholder communications	401,486
Trustees’ compensation	88,125
Other	289,368

Total liabilities	1,224,445,109

Net Assets	$8,143,274,527

Composition of Net Assets

Par value of shares of beneficial interest	$2,081,142
Additional paid-in capital	9,840,734,063
Accumulated net investment loss	(60,291,056)
Accumulated net realized loss on investments and foreign currency transactions	(1,520,822,956)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(118,426,666)

Net Assets	$8,143,274,527

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,019,722,846 and 1,538,141,096 shares of beneficial interest outstanding)	$3.91
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.10

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $353,247,942 and 89,955,696 shares of beneficial interest outstanding)	$3.93

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,292,721,056 and 330,982,735 shares of beneficial interest outstanding)	$3.91

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $186,856,716 and 47,714,723 shares of beneficial interest outstanding)	$3.92

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $290,725,967 and 74,347,317 shares of beneficial interest outstanding)	$3.91

STATEMENT OF OPERATIONS For the Year Ended September 30, 2009

Allocation of Income and Expenses from master funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund:
Dividends	$8,567
Interest	3,174,614
Expenses[2]	(181,586)

Net investment income from Oppenheimer Master Event-Linked Bond Fund, LLC	3,001,595
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Dividends	232,892
Interest	33,364,134
Expenses[3]	(1,285,219)

Net investment income from Oppenheimer Master Loan Fund, LLC	32,311,807

Investment Income
Interest	553,248,934
Fee income	10,071,232
Dividends:
Unaffiliated companies	236,793
Affiliated companies	6,210,984
Income from investment of securities lending cash collateral, net—affiliated companies	3,741,376
Other income	449,360

Total investment income	573,958,679

Expenses
Management fees	40,903,339
Distribution and service plan fees:
Class A	14,565,938
Class B	3,557,129
Class C	12,015,222
Class N	819,788
Transfer and shareholder servicing agent fees:
Class A	9,665,156
Class B	1,122,164
Class C	2,036,158
Class N	672,251
Class Y	573,979

1.	The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes.

See Note 1 of accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $1,096.

3.	Net of expense waivers and/or reimbursements of $40,379.

Expenses Continued
Shareholder communications:
Class A	$718,279
Class B	95,934
Class C	154,575
Class N	17,180
Class Y	72,571
Custodian fees and expenses	640,594
Interest expense on borrowings	449,360
Trustees’ compensation	153,336
Other	761,946

Total expenses	88,994,899
Less reduction to custodian expenses	(13,642)
Less waivers and reimbursements of expenses	(1,770,444)

Net expenses	87,210,813

Net Investment Income	522,061,268

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	(409,553,342)
Closing and expiration of option contracts written	15,877,218
Closing and expiration of futures contracts	76,941,223
Foreign currency transactions	(145,903,720)
Swap contracts	(774,077,038)
Allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	(70,389)
Allocated from Oppenheimer Master Loan Fund, LLC	(19,106,721)

Net realized loss	(1,255,892,769)
Net change in unrealized appreciation (depreciation) on:
Investments	504,763,869
Translation of assets and liabilities denominated in foreign currencies	111,611,232
Futures contracts	15,868,688
Option contracts written	979,731
Swap contracts	217,607,034
Unfunded purchase agreements	(1,608,443)
Allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	(995,250)
Allocated from Oppenheimer Master Loan Fund, LLC	38,983,121

Net change in unrealized depreciation	887,209,982

Net Increase in Net Assets Resulting from Operations	$153,378,481

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2009	2008

Operations
Net investment income	$522,061,268	$522,460,246
Net realized gain (loss)	(1,255,892,769)	151,736,106
Net change in unrealized depreciation	887,209,982	(1,175,192,184)

Net increase (decrease) in net assets resulting from operations	153,378,481	(500,995,832)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(297,722,981)	(494,418,504)
Class B	(15,400,453)	(31,451,076)
Class C	(53,488,830)	(78,943,422)
Class N	(7,720,213)	(10,729,833)
Class Y	(13,523,528)	(13,912,150)

	(387,856,005)	(629,454,985)
Tax return of capital distribution from net investment income:
Class A	(100,758,873)	—
Class B	(5,212,001)	—
Class C	(18,102,311)	—
Class N	(2,612,764)	—
Class Y	(4,576,789)	—

	(131,262,738)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,406,122,517)	2,145,982,862
Class B	(110,645,842)	(32,104,276)
Class C	(161,338,625)	572,201,995
Class N	2,474,713	61,007,867
Class Y	(12,139,401)	(456,356)

	(1,687,771,672)	2,746,632,092

Net Assets
Total increase (decrease)	(2,053,511,934)	1,616,181,275
Beginning of period	10,196,786,461	8,580,605,186

End of period (including accumulated net investment income (loss) of $(60,291,056) and $138,138,414, respectively)	$8,143,274,527	$10,196,786,461

STATEMENTS OF CASH FLOWS September 30, 2009

Cash Flows from Operating Activities
Net increase in net assets from operations	$153,378,481
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(5,271,652,152)
Proceeds from disposition of investment securities	6,256,529,025
Short-term investment securities, net	638,553,519
Premium amortization	16,833,142
Discount accretion	(101,045,908)
Net realized loss on investments	1,255,892,769
Net change in unrealized appreciation on investments	(504,763,869)
Net change in unrealized depreciation allocated from Master Event-Linked Bond Fund, LLC	995,250
Net change in unrealized appreciation allocated from Master Loan Fund, LLC	(38,983,121)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	(111,611,232)
Net change in unrealized appreciation on futures contracts	(15,868,688)
Net change in unrealized appreciation on option contracts written	(979,731)
Net change in unrealized deprecation on unfunded loan commitments	1,608,443
Net change in unrealized appreciation on swaps	(217,607,034)
Decrease in interest receivable	3,364,966
Increase in receivable for securities sold	(106,965,331)
Decrease in other assets	50,496,156
Increase in payable for securities purchased	418,883,966
Decrease in return of securities lending collateral	(457,852,910)
Decrease in payable for accrued expenses	(1,492,551)
Decrease in other liabilities	(188,692,188)

Net cash provided by operating activities	1,779,021,002

Cash Flows from Financing Activities
Proceeds from TALF loans	436,242,527
Payments on bank borrowings	—
Proceeds from shares sold	1,664,534,220
Payments on shares redeemed	(3,767,565,130)
Cash distributions paid	(107,998,297)

Net cash used in financing activities	(1,774,786,680)
Net increase in cash	4,234,322
Cash, beginning balance	32,519,965

Cash, ending balance	$36,754,287 [1]

1.	Includes “Cash-foreign currencies”
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $415,108,160.
Cash paid for interest on bank borrowings-$8,528.

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$3.96	$4.41	$4.18	$4.34	$4.23

Income (loss) from investment operations:
Net investment income[1]	.24	.24	.23	.21	.21
Net realized and unrealized gain (loss)	(.05)	(.40)	.23	(.05)	.19

Total from investment operations	.19	(.16)	.46	.16	.40

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.29)	(.23)	(.32)	(.29)
Tax return of capital distribution from net investment income	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.24)	(.29)	(.23)	(.32)	(.29)

Net asset value, end of period	$3.91	$3.96	$4.41	$4.18	$4.34

Total Return, at Net Asset Value[2]	5.59%	(4.01)%	11.14%	3.77%	9.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,019,723	$7,719,384	$6,430,790	$5,077,400	$4,766,576

Average net assets (in thousands)	$5,942,116	$7,560,427	$5,655,265	$4,888,392	$4,392,321

Ratios to average net assets:[3,4]
Net investment income	6.74%	5.44%	5.25%	5.03%	4.82%
Total expenses	0.98%[5]	0.91%[5]	0.90%[5]	0.93%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.89%	0.89%	0.92%	0.94%

Portfolio turnover rate[6]	96%	71%	72%	96%	103%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment from the master funds.

5.	Total expenses including indirect expenses from affiliated funds, excluding investments in master funds, were as follows:

Year Ended September 30, 2009	0.99%
Year Ended September 30, 2008	0.92%
Year Ended September 30, 2007	0.91%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
Year Ended September 30, 2005	$4,436,804,790	$4,469,108,355

Class B Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$3.98	$4.42	$4.20	$4.35	$4.24

Income (loss) from investment operations:
Net investment income[1]	.20	.20	.19	.18	.17
Net realized and unrealized gain (loss)	(.04)	(.39)	.22	(.05)	.20

Total from investment operations	.16	(.19)	.41	.13	.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.25)	(.19)	(.28)	(.26)
Tax return of capital distribution from net investment income	(.05)	—	—	—	—

Total dividends and/or distributions to shareholders	(.21)	(.25)	(.19)	(.28)	(.26)

Net asset value, end of period	$3.93	$3.98	$4.42	$4.20	$4.35

Total Return, at Net Asset Value[2]	4.64%	(4.54)%	9.99%	3.23%	8.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$353,248	$483,485	$569,523	$718,742	$918,651

Average net assets (in thousands)	$355,973	$540,865	$635,237	$802,936	$1,021,022

Ratios to average net assets:[3,4]
Net investment income	5.83%	4.61%	4.43%	4.25%	4.05%
Total expenses	1.90%[5]	1.73%[5]	1.71%[5]	1.71%	1.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.88%	1.71%	1.70%	1.71%	1.69%

Portfolio turnover rate[6]	96%	71%	72%	96%	103%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment from the master funds.

5.	Total expenses including indirect expenses from affiliated funds, excluding investments in master funds, were as follows:

Year Ended September 30, 2009	1.91%
Year Ended September 30, 2008	1.74%
Year Ended September 30, 2007	1.72%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
Year Ended September 30, 2005	$4,436,804,790	$4,469,108,355

Class C Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$3.96	$4.40	$4.18	$4.33	$4.22

Income (loss) from investment operations:
Net investment income[1]	.21	.20	.19	.18	.17
Net realized and unrealized gain (loss)	(.05)	(.38)	.22	(.05)	.20

Total from investment operations	.16	(.18)	.41	.13	.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.26)	(.19)	(.28)	(.26)
Tax return of capital distribution from net investment income	(.05)	—	—	—	—

Total dividends and/or distributions to shareholders	(.21)	(.26)	(.19)	(.28)	(.26)

Net asset value, end of period	$3.91	$3.96	$4.40	$4.18	$4.33

Total Return, at Net Asset Value[2]	4.79%	(4.52)%	10.06%	3.22%	8.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,292,721	$1,493,804	$1,086,918	$857,843	$788,217

Average net assets (in thousands)	$1,201,421	$1,381,340	$959,439	$814,425	$748,199

Ratios to average net assets:[3,4]
Net investment income	6.00%	4.68%	4.49%	4.27%	4.07%
Total expenses	1.74%[5]	1.66%[5]	1.66%[5]	1.68%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.64%	1.65%	1.68%	1.69%

Portfolio turnover rate[6]	96%	71%	72%	96%	103%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment from the master funds.

5.	Total expenses including indirect expenses from affiliated funds, excluding investments in master funds, were as follows:

Year Ended September 30, 2009	1.75%
Year Ended September 30, 2008	1.67%
Year Ended September 30, 2007	1.67%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
Year Ended September 30, 2005	$4,436,804,790	$4,469,108,355

Class N Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$3.97	$4.41	$4.19	$4.34	$4.23

Income (loss) from investment operations:
Net investment income[1]	.22	.22	.21	.19	.19
Net realized and unrealized gain (loss)	(.05)	(.39)	.22	(.04)	.19

Total from investment operations	.17	(.17)	.43	.15	.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.27)	(.21)	(.30)	(.27)
Tax return of capital distribution from net investment income	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.22)	(.27)	(.21)	(.30)	(.27)

Net asset value, end of period	$3.92	$3.97	$4.41	$4.19	$4.34

Total Return, at Net Asset Value[2]	5.14%	(4.17)%	10.42%	3.60%	9.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$186,857	$186,353	$145,685	$108,324	$83,287

Average net assets (in thousands)	$164,067	$175,884	$126,935	$94,281	$69,480

Ratios to average net assets:[3,4]
Net investment income	6.34%	5.03%	4.84%	4.62%	4.37%
Total expenses	1.48%[5]	1.32%[5]	1.32%[5]	1.33%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.30%	1.31%	1.33%	1.40%

Portfolio turnover rate[6]	96%	71%	72%	96%	103%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment from the master funds.

5.	Total expenses including indirect expenses from affiliated funds, excluding investments in master funds, were as follows:

Year Ended September 30, 2009	1.49%
Year Ended September 30, 2008	1.33%
Year Ended September 30, 2007	1.33%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
Year Ended September 30, 2005	$4,436,804,790	$4,469,108,355

Class Y Year Ended September 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$3.96	$4.39	$4.17	$4.32	$4.22

Income (loss) from investment operations:
Net investment income[1]	.24	.25	.24	.22	.21
Net realized and unrealized gain (loss)	(.05)	(.38)	.22	(.04)	.19

Total from investment operations	.19	(.13)	.46	.18	.40

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.30)	(.24)	(.33)	(.30)
Tax return of capital distribution from net investment income	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.24)	(.30)	(.24)	(.33)	(.30)

Net asset value, end of period	$3.91	$3.96	$4.39	$4.17	$4.32

Total Return, at Net Asset Value[2]	5.67%	(3.33)%	11.28%	4.35%	9.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$290,726	$313,760	$347,689	$179,309	$62,824

Average net assets (in thousands)	$266,712	$220,416	$260,589	$118,239	$68,656

Ratios to average net assets:[3,4]
Net investment income	6.82%	5.68%	5.61%	5.38%	4.84%
Total expenses	0.80%[5]	0.66%[5]	0.56%[5]	0.58%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.64%	0.55%	0.58%	0.80%

Portfolio turnover rate[6]	96%	71%	72%	96%	103%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Includes the Fund’s share of the allocated expenses and/or net investment from the master funds.

5.	Total expenses including indirect expenses from affiliated funds, excluding investments in master funds, were as follows:

Year Ended September 30, 2009	0.81%
Year Ended September 30, 2008	0.67%
Year Ended September 30, 2007	0.57%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2009	$5,100,694,441	$4,915,091,623
Year Ended September 30, 2008	$1,979,370,856	$1,852,400,340
Year Ended September 30, 2007	$3,319,818,108	$3,509,387,791
Year Ended September 30, 2006	$4,097,005,267	$4,231,030,059
Year Ended September 30, 2005	$4,436,804,790	$4,469,108,355

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Strategic Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income by investing mainly in debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$592,511,091
Sold securities	90,680,863
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of September 30, 2009 is as follows:

Cost	$155,701,549
Market Value	$20,541,139
Market Value as a % of Net Assets	0.25%
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “master funds”). Each master fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one master fund than in another, the Fund will have greater exposure to the risks of that master fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the master funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held. As a shareholder, the Fund is subject to its proportional share of master funds’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the master funds.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Participation in TALF Program. The Fund may invest a portion of its assets through participation in the Term Asset-Backed Securities Loan Facility program (the “TALF Program”), a program created by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (the “New York Fed”). Under the TALF Program, the New York Fed may provide loans to the Fund to purchase certain investment-grade, asset-backed securities backed by, among other assets, automobile loans, student loans, credit card loans, and Small Business Administration-guaranteed small business loans or certain commercial mortgage-backed securities (“TALF Eligible Securities”). The Fund has limited its TALF borrowings to 15% of its total assets. Loans under the TALF Program are not subject to the Fund’s limitations on borrowings. As of September 30, 2009, borrowings under the TALF Program represent 4.7% of the Fund’s total assets.
     The Fund will pledge TALF Eligible Securities as collateral for a TALF Program loan, which will consist of securities that the Fund currently owns or securities that the Fund purchases with the loan proceeds. The Fund is required to post an amount of TALF Eligible Securities, determined under the terms of the TALF Program, in excess of the amount borrowed. TALF Program loans are prepayable at the option of the Fund without penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the TALF Eligible Securities pledged by the Fund to the New York Fed. Except in certain limited circumstances, TALF Program loans are non-recourse, and if the Fund does not repay the loan, or if the TALF Eligible Securities pledged by the Fund default and lose some or all of their value, under the current terms of the TALF Program the New York Fed may enforce its rights only against the TALF Eligible Securities pledged by the Fund and not against any other assets of the Fund. If the Fund were to surrender its TALF Eligible Securities under the terms of the TALF Program, the Fund would generally not be liable to the New York Fed for any shortfall between the value of the securities surrendered and the outstanding amount borrowed, however, it would lose any excess in the value of the TALF Eligible Securities pledged as collateral by the Fund over the amount borrowed. As of period end, TALF Program Loans were valued by the Manager, acting through its internal valuation committee, using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager).
     Interest is charged to the Fund at rates based primarily on the term of each loan and the nature of the TALF Eligible Securities pledged by the Fund. The Fund also pays administrative fees on the settlement date to the New York Fed. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to the Fund’s participation in the TALF Program for the year ended September 30, 2009 represent 0.01% of the Fund’s average annual net assets.
     The Fund’s participation in the TALF Program involves certain risks: TALF Eligible Securities are subject to risks of fixed-income securities and may be at greater risk than other fixed-income securities held outside of the TALF Program. As with other borrowings for investment purposes, a TALF Program loan will involve the risk of leverage. The TALF Program is currently scheduled to discontinue new borrowings on June 30, 2010 for certain commercial mortgage-backed securities and on March 31, 2010 for all other TALF Eligible Securities. There can be no guarantee that the TALF Program will be extended beyond those dates. Failure to extend the TALF Program may adversely impact the values of the securities pledged under the program. The Federal Reserve may change the terms of the TALF Program at its discretion. While the current terms of the TALF Program state that amendments will only apply to future participations, there is no guarantee that retroactive changes to the TALF Program will not occur. Such changes may adversely affect the value of the Fund’s assets and the ability of the Fund to achieve its investment objectives.
     Under the terms of the TALF Program, principal and interest payments on TALF Eligible Securities pledged by the Fund are generally required to be used immediately to make principal and interest payments on the TALF Program loan. If the periodic interest and principal payments due on a TALF Program loan exceed the amounts received on TALF Eligible Securities pledged by the Fund, the Fund may be required to pay such additional amounts from other portfolio holdings, which could reduce the Fund’s returns.
     As of September 30, 2009, the Fund’s combined net unrealized appreciation/(depreciation) on securities acquired and loans executed in connection with the Fund’s participation in the TALF Program was $944,806.
As of September 30, 2009, the Fund had the following loans outstanding:

Loan Principal		Collateral	Loan Interest		Loan Maturity		Collateral
Amount	Loan Type	Description	Rate		Date	Loan Value	Value

$206,660,520	Asset Backed Securities	Citibank Omni Master Trust, Credit Card Receivables	2.854%		9/11/12	$206,660,520	$224,921,250
61,186,359	Asset Backed Securities	Discover Card Master Trust, Credit Card Receivables	1.243	[1]	9/11/12	61,186,359	65,310,531
33,957,459	Commercial Mortgage-Backed Securities	Citigroup, Inc., Deutsche Bank 2007-CD4 Commercial Mortgage Trust	2.946		9/25/12	33,957,459	40,298,608

Loan Principal		Collateral	Loan Interest	Loan Maturity		Collateral
Amount	Loan Type	Description	Rate	Date	Loan Value	Value

$58,975,164	Commercial Mortgage-Backed Securities	Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust	2.946%	9/25/12	$58,975,164	$69,566,151
25,330,037	Commercial Mortgage-Backed Securities	Morgan Stanley Capital I Trust	2.946	9/25/12	25,330,037	29,938,989
20,757,774	Commercial Mortgage-Backed Securities	Morgan Stanley Capital I Trust	3.800	9/25/14	20,757,774	24,878,368
29,375,214	Commercial Mortgage-Backed Securities	Wachovia Bank Commercial Mortgage Trust	2.946	9/25/12	29,375,214	35,122,396

$436,242,527					$436,242,527	$490,036,293

1.	Represents the current interest rate for a variable or increasing rate loan.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5,6,7]	Tax Purposes

$—	$—	$1,511,535,434	$140,665,870

1.	As of September 30, 2009, the Fund had $684,751,345 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2009, details of the capital loss carryforwards were as follows:

Expiring

2010	$185,647,798
2011	298,761,186
2012	122,914,725
2017	77,427,636

Total	$684,751,345

2.	As of September 30, 2009, the Fund had $705,864,407 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	The Fund had $119,832,080 of post-October foreign currency losses which were deferred.

4.	The Fund had $1,087,602 of straddle losses which were deferred.

5.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.

6.	During the fiscal year ended September 30, 2008, the Fund utilized $27,107,866 of capital loss carryforward to offset capital gains realized in that fiscal year.

7.	During the fiscal year ended September 30, 2009, $66,252,393 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2009. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Reduction
	to Accumulated	to Accumulated
Reduction to	Net Investment	Net Realized Loss
Paid-in Capital	Income	on Investments

$198,361,742	$201,371,995	$399,733,737
The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008

Distributions paid from:
Ordinary income	$387,856,005	$629,454,985
Return of capital	131,262,738	—

Total	$519,118,743	$629,454,985

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$9,092,498,466
Federal tax cost of other investments	500,895,267

Total federal tax cost	$9,593,393,733

Gross unrealized appreciation	$595,578,067
Gross unrealized depreciation	(736,243,937)

Net unrealized depreciation	$(140,665,870)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	301,768,574	$1,059,983,335	811,998,259	$3,547,497,776
Dividends and/or distributions reinvested	91,403,674	319,350,656	90,115,039	391,099,372
Redeemed	(802,163,197)	(2,785,456,508)	(414,282,055)	(1,792,614,286)

Net increase (decrease)	(408,990,949)	$(1,406,122,517)	487,831,243	$2,145,982,862

Class B
Sold	19,505,967	$68,444,514	44,735,111	$196,102,890
Dividends and/or distributions reinvested	4,763,834	16,691,602	5,601,817	24,423,440
Redeemed	(55,869,284)	(195,781,958)	(57,591,324)	(252,630,606)

Net decrease	(31,599,483)	$(110,645,842)	(7,254,396)	$(32,104,276)

Class C
Sold	74,636,576	$261,000,485	182,971,353	$798,051,215
Dividends and/or distributions reinvested	15,457,950	54,023,070	13,833,361	59,900,893
Redeemed	(136,671,844)	(476,362,180)	(66,390,652)	(285,750,113)

Net increase (decrease)	(46,577,318)	$(161,338,625)	130,414,062	$572,201,995

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount

Class N
Sold	20,125,973	$70,519,105	23,832,269	$104,021,888
Dividends and/or distributions reinvested	2,417,291	8,483,946	2,007,889	8,716,192
Redeemed	(21,803,466)	(76,528,338)	(11,902,534)	(51,730,213)

Net increase	739,798	$2,474,713	13,937,624	$61,007,867

Class Y
Sold	52,215,363	$185,556,789	85,589,372	$372,176,959
Dividends and/or distributions reinvested	4,726,808	16,558,886	2,700,353	11,630,892
Redeemed	(61,786,767)	(214,255,076)	(88,220,405)	(384,264,207)

Net increase (decrease)	(4,844,596)	$(12,139,401)	69,320	$(456,356)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended September 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$4,251,955,259	$4,992,405,218
U.S. government and government agency obligations	1,019,696,893	1,264,123,807
To Be Announced (TBA) mortgage-related securities	5,100,694,441	4,915,091,623
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2009, the Fund paid $13,883,492 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2009 were as follows:

Class B	$113,549,754
Class C	39,955,675
Class N	3,168,553
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2009	$1,157,940	$131,262	$1,049,561	$406,196	$19,233
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended September 30, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class N	$103,564
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and the master funds. During the year ended September 30, 2009, the Manager waived $1,666,880 for management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 30, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $114,322,299, which represents the gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
The amount of loss that the Fund would incur taking into account these master netting arrangements would be $68,329,458 as of September 30, 2009.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
As of September 30, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $28,319,156. If a contingent feature would have been triggered as of September 30, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.
Valuations of derivative instruments as of September 30, 2009 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Credit Contracts				Appreciated swaps, at value	$8,549,801
Credit Contracts	Appreciated swaps, at value	$2,959,646		Depreciated swaps, at value	26,237,152
Equity contracts	Appreciated swaps, at value	11,845,945		Depreciated swaps, at value	8,280,724
Equity contracts	Futures margins	647,434	*	Futures margins	524,270	*
Foreign exchange contracts	Appreciated swaps,at value	245
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	56,987,304		Unrealized depreciation on foreign currency exchange contracts	29,450,342
Interest rate contracts	Appreciated swaps, at value	42,529,159		Depreciated swaps, at value	1,793,978
Interest rate contracts	Futures margins	1,590,103	*	Futures margins	1,826,788	*

Total		$116,559,836			$76,663,055

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivatives[1]
	Investments from
	unaffiliated
	companies	Closing and
Derivatives Not	(including	expiration	Closing and
Accounted	premiums	of option	expiration	Foreign
for as Hedging	on options	contracts	of futures	currency	Swap
Instruments	exercised)*	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$(5,609,879)	$(5,609,879)
Equity contracts	—	—	(38,134,386)	—	49,230,139	11,095,753
Foreign exchange contracts	(25,433)	531,614	—	(233,597,765)	5,790,796	(227,300,788)
Interest rate contracts	—	—	692,899	—	18,534,085	19,226,984

Total	$(25,433)	$531,614	$(37,441,487)	$(233,597,765)	$67,945,141	$(202,587,930)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives[1]
			Translation of
			assets and
			liabilities
Derivatives Not			denominated
Accounted for as		Futures	in foreign	Swap
Hedging Instruments	Investments*	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$6,048,200	$6,048,200
Equity contracts	—	6,623,890	—	(15,057,001)	(8,433,111)
Foreign exchange contracts	(359,191)	—	(1,520,516)	8,231,465	6,351,758
Interest rate contracts	—	(447,239)	—	4,191,383	3,744,144

Total	$(359,191)	$6,176,651	$(1,520,516)	$3,414,047	$7,710,991

1.	For the six months ending September 30, 2009.

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated for ward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counter-party defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
Futures
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended September 30, 2009 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of September 30, 2008	3,818,670,000	$1,032,083	3,818,670,000	$1,032,083
Options written	31,314,535,000	14,602,195	31,346,705,000	14,884,216
Options closed or expired	(12,556,860,000)	(9,001,812)	(22,608,515,000)	(6,875,407)
Options exercised	(22,576,345,000)	(6,632,466)	(12,556,860,000)	(9,040,892)

Options outstanding as of September 30, 2009	—	$—	—	$—

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. Any upfront payment paid or received as well as any unrealized appreciation (depreciation) on swap contracts are separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash low stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counter-parties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate various foreign currency notional amounts and receive an interest rate on on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Illiquid or Restricted Securities
As of September 30, 2009, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of September 30, 2009, the Fund had on loan securities valued at $22,998,654. Collateral of $23,441,250 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.
8. Unfunded Purchase Agreements
Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase agreements of $42,195,642 at September 30, 2009. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded purchase agreements. The following agreements are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these agreements at the time of the request by the borrower. These agreements have been excluded from the Statement of Investments.
As of September 30, 2009, the Fund had unfunded purchase agreements as follows:

	Agreement	Unfunded
	Termination Date	Amount

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.	10/23/13	$22,745,027

	Interest	Agreement	Unfunded	Unrealized
	Rate	Termination Date	Amount	Depreciation

Deutsche Bank AG; An unfunded agreement that the Fund receives 0.125% quarterly; and will pay out, upon request, up to 19,450,615 USD to a Peruvian Trust through Deutsche Bank’s Global Note Program. Upon funding requests, the unfunded portion decreases and new structured securities will be created and held by the fund to maintain a consistent exposure level.	0.50%	9/20/10	$19,450,615	$1,154,269
9. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 19, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.

10. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance or the Manager, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Oppenheimer Strategic Income Fund

Internet Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
JPMorgan Chase Bank
4 Chase Metro Tech Center
Brooklyn, New York 11245

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Counsel to the Funds & Independent Directors
K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, Illinois 60602

PX0230.001.0110